UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Canoo Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

CANOO INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On January 24, 2023
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Canoo Inc., a Delaware corporation (the “Company”). The meeting will be held on January 24, 2023 via a live audio webcast. You will be able to attend the Special Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/GOEV2023SM.
The meeting will be held for the following purposes:
Proposal 1: To approve, pursuant to Nasdaq Rules 5635(b) and 5635(d), the potential issuance of shares of the Company’s common stock upon the exercise of certain warrants in excess of 20% of the number of shares outstanding on July 11, 2022, under the Warrant Issuance Agreement with Walmart Inc. (the “Walmart Share Issuance Proposal”).
Proposal 2: To approve, pursuant to Nasdaq Rule 5635(d), the issuance of shares of the Company’s common stock in excess of 20% of the number of shares outstanding on May 10, 2022, pursuant to the Pre-Paid Advance Agreement with YA II PN, LTD (the “Yorkville Share Issuance Proposal”).
Proposal 3: To approve an amendment to the Pre-Paid Advance Agreement with YA II PN, LTD to lower the minimum price at which shares may be sold by us from $1.00 per share to $0.50 per share (the “Yorkville Floor Price Proposal”).
Proposal 4: To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock (the “Share Authorization Proposal”).
Proposal 5: To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Special Meeting (the “Adjournment Proposal”).
All five proposals are more fully described in the Proxy Statement accompanying this notice.
This Notice of Special Meeting (this “Notice”), the accompanying Proxy Statement and form of proxy are first being mailed on or about December 19, 2022 to stockholders of record as of December 1, 2022 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders’
Meeting to Be Held on Tuesday, January 24, 2023, at 8:30 a.m. local at www.virtualshareholdermeeting.com/GOEV2023SM. local at
www.virtualshareholdermeeting.com/GOEV2023SM.

The proxy statement and proxy card are available at [www.proxyvote.com]
By Order of the Board of Directors
Hector Ruiz
General Counsel and Secretary
December 7, 2022
19951 Mariner Avenue
Torrance, CA 90503

Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card, or vote via the internet or by telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. If you received a proxy card, a return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CANOO INC.

i

CANOO INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 24, 2023

PROXY STATEMENT

INTRODUCTION
This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Canoo Inc., a Delaware corporation (“Canoo,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held January 24, 2023 (including any adjournment, postponement or rescheduling thereof).
Only stockholders of record as of the close of business on on December 1, 2022, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by telephone or through the internet.
How do I attend the Special Meeting?
The meeting will be held on January 24, 2023, at 8:30 a.m. Central Time and the Special Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Special Meeting by following the instructions provided on the Notice of Internet Availability, proxy card or voting instruction form to log in to www.virtualshareholdermeeting.com/GOEV2023SM. If you are a stockholder of record, you will be asked to provide the 16-digit control number from your Notice of Internet Availability or proxy card. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank. The audio webcast of the Special Meeting will begin promptly at 8:30 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:15 a.m. Central Time, and you should allow reasonable time for the check-in procedures.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered stockholder, login as a guest. To view the meeting webcast visit you will be able to www.virtualshareholdermeeting.com/GOEV2023SM. and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Special Meeting.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on December 1, 2022, the record date, will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/GOEV2023SM. In addition, for the ten days prior to the Special Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning ten days prior to the Special Meeting and until the meeting, stockholders should email ir@canoo.com.
Where can I get technical assistance if I am having trouble accessing the meeting or during the meeting?
If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

Information on how to vote at the Special Meeting is discussed below.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on December 1, 2022, will be entitled to vote at the Special Meeting. On the record date, there were 345,016,538 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on December 1, 2022, your shares were registered directly in your name with Canoo Inc.’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy via telephone or through the internet to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on December 1, 2022, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting.
What if another matter is properly brought before the meeting?
Pursuant to the Company Bylaws, business transacted at any special meeting of stockholders will be limited to the purposes stated in the Notice of the Meeting.
How do I vote?
For each proposal, you may either vote “For” or “Against” or abstain from voting. The Board of Directors recommends you vote “For” each of the proposals presented in this Proxy.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If on December 1, 2022, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Special Meeting or vote by proxy before the Special Meeting in the following ways:
1.	via the Internet at [www.proxyvote.com];
2.	by phone by calling 1-800-690-6903; or
3.	by signing and returning a proxy card.
Proxies submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on January 23, 2023.
Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed above to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from Canoo Inc. To vote prior to the meeting, simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of December 1, 2022.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the internet or electronically during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” each proposal presented in this Proxy Statement. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (NYSE), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. In this regard, proposals 1, 2, 3, and 5 presented in this Proxy Statement are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 2, 3 and 5 presented in this Proxy Statement are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals. Proposal 4 is a routine vote and therefore we do not expect any broker non-votes for Proposal 4.
If you a beneficial owner of shares held in street name, and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Walmart Share Issuance Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	No effect	No effect

2	Yorkville Share Issuance Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	No effect	No effect

3	Yorkville Floor Price Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	No effect	No effect

4	Share Authorization Proposal	“For” votes from the holders of a majority of voting power of the shares outstanding and entitled to vote generally on the subject matter	Against	Against

5	Adjournment Proposal	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	No effect	No effect
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Morrow Sodali LLC, to assist in the solicitation of proxies for a fee of $12,000 plus reimbursement of certain disbursements and expenses.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, or more than one Notice, or combination thereof, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by phone or through the internet.
•	You may send a written notice that you are revoking your proxy to Canoo Inc.’s Secretary at 15520 Highway 114, Justin, Texas 76247.
•
To vote during the Special Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/GOEV2023SM. You will need to enter the 16-digit Control Number found on your Notice of Internet Availability, or notice you receive or in the email sending you the Proxy Statement.

Your most current proxy card or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 345,016,538 shares outstanding and entitled to vote. Thus, the holders of 172,508,270 shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are stockholder proposals and director nominations due for next year’s annual meeting?
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal in writing to the Company’s Corporate Secretary at 15520 Highway 114, Justin, Texas 76247 by February 1, 2023.
If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so by submitting your proposal in writing which must be received by the Corporate Secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than the close of business on March 14, 2023, and no later than the close of business on April 13, 2023. The notice must contain the information required by our Bylaws. In the event that the date of the 2023 Annual Meeting is not within 30 days before or after July 12, 2023, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to 2023 Annual Meeting or the closing of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
In addition to satisfying the requirements of our Bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

PROPOSAL 1

APPROVAL OF WALMART SHARE ISSUANCE
Background
On July 11, 2022, the Company entered into an Electric Vehicle Fleet Purchase Agreement (the “EV Fleet Purchase Agreement”) with Walmart Inc. (“Walmart”), pursuant to which, subject to certain acceptance and performance criteria, Walmart agreed to purchase at least 4,500 electric vehicles (“EVs”) manufactured by the Company, with an option to purchase up to an additional 5,500 EVs, for an agreed price per unit to be determined based on the model but capped at an agreed upon amount as set forth in the EV Fleet Purchase Agreement. The capped price will be guaranteed for the first 10,000 EVs purchased by Walmart. The EV Fleet Purchase Agreement (excluding any work order or purchase order as a part thereof) has a five-year term, unless earlier terminated.
In connection with the EV Fleet Purchase Agreement, the Company and Walmart entered into a Warrant Issuance Agreement (the “Warrant Agreement”) pursuant to which the Company issued to Walmart a warrant (the “Warrant”) to purchase an aggregate of 61,160,011 shares of Common Stock at an exercise price of $2.15 per share. The Warrant has a term of ten years and is vested immediately with respect to 15,290,003 shares of Common Stock. Thereafter, the Warrant will vest quarterly in amounts proportionate with the net revenue realized by the Company and its affiliates from transactions with Walmart or its affiliates under the EV Fleet Purchase Agreement or enabled by any other agreement between the Company and Walmart, and any net revenue attributable to any products or services offered by Walmart or its affiliates related to the Company or its affiliates, until such net revenue equals $300 million, at which time the Warrant will have vested fully. As of the quarter ended September 30, 2022, no additional vesting had occurred as a result of the revenue recognition criteria. As a result of the anti-dilution adjustments described below, the Warrant is currently exercisable for an aggregate of 61,244,279 shares of Common Stock at a per share exercise price of $2.147042.
The Warrant prohibits the Company from issuing more than 53,852,492 shares of Common Stock (the “Walmart Exchange Cap”) unless the Company’s stockholders approve the issuance of such shares in accordance with applicable Nasdaq Rules (the “Walmart Stockholder Approval”). No portion of the Warrant (including any vested portion) is exercisable until the Company’s stockholders have held at least one vote on the Walmart Stockholder Approval. Under the Warrant Agreement, the Company is required to convene and hold a meeting of stockholders to consider and vote on the issuance of shares in excess of the Walmart Exchange Cap pursuant to the applicable Nasdaq Rules. Subject to the terms and conditions thereof, the Warrant may be exercised by Walmart at any time after the occurrence of such stockholder vote (and regardless of the outcome of such vote), but only to the extent vested, in whole or in part (subject to limited exceptions). If the Walmart Stockholder Approval is obtained, the Warrant will be exercisable for amounts in excess of 53,852,492 shares.
In the event Walmart Stockholder Approval is not obtained, any valid exercise of the Warrant for shares in excess of the Walmart Exchange Cap (such shares are referred to herein as “Excess Shares”) will be satisfied by the Company by means of a cash payment (the “Cash Redemption Obligation”). The Warrant provides that if (i) the Warrant vests and is exercised in full with respect to the 53,852,492 shares and (ii) the Walmart Stockholder Approval is not yet obtained with respect to the Excess Shares, in lieu of any Excess Shares which would have been issued to Walmart upon exercise of the Warrant, the Company is required to pay to Walmart an amount in cash equal to the product of: (i) the excess of (x) the 30-day VWAP per share as of the day immediately preceding the applicable exercise date and (y) the exercise price, times (ii) the number of Excess Shares that would have been issued at such applicable exercise date if stockholder approval had been obtained. Following such payment, the Company will cease to have further obligations in respect of the portion of the Warrant relating to such exercised Excess Shares. The Company will only incur the Cash Redemption Obligation if and when the Warrant has become validly vested and exercised with respect to an amount of shares equal to at least the Walmart Exchange Cap.
None of the securities issuable under the Warrant Agreement have been or will be registered under the Securities Act of 1933, as amended (the “Securities Act”). All such securities have been and will be offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Pursuant to the Warrant Agreement, Walmart or its wholly-owned subsidiaries are entitled to request that the Company register the shares of Common Stock beneficially owned by Walmart or its wholly-owned subsidiaries on a long-form or short-form registration statement on one or more occasions in the future, which registrations may in certain circumstances be “shelf registrations.” Walmart or its wholly-owned subsidiaries will also be entitled to participate in certain of the Company’s registered offerings, subject to the restrictions in the Warrant Agreement. The Company will pay all fees and expenses in connection with Walmart’s exercise of these rights, except for underwriting discounts and commission and transfer taxes, if any.
The Warrant includes anti-dilution protection pursuant to which the number of shares of Common Stock to be issued upon exercise and the exercise price of the Warrant may be adjusted in the event the Company conducts certain issuances of Common Stock below the per share exercise price of $2.15, subject to specific exceptions, including a qualified financing (as defined in the Warrant), a registered public offering, and “at-the-market” offerings. In connection with the $10 million private placement of Common Stock we announced on November 9, 2022, the Warrant was adjusted, pursuant to its terms, to be exercisable for an aggregate of 61,244,279 shares and the per share exercise price was lowered to $2.147042 (two dollars and 14.7042 cents per share). The adjustments do not affect the Walmart Exchange Cap.
Future stock issuances which are not otherwise exempt under the terms of the Warrant may trigger additional anti-dilution adjustments unless we are able to sell our shares or similar securities for at least $2.15 per share. The anti-dilution provisions would result in additional shares being issuable to Walmart at a decreased exercise price, which will result in additional dilution to our stockholders. If stockholders approve this proposal and the anti-dilution protections are triggered, Walmart may be entitled to receive in excess of the 61,244,279 shares of Common Stock for which the Warrant is currently exercisable. If stockholders do not approve this proposal and the Walmart Exchange Cap remains in place, anti-dilution adjustments could cause an increase in the amount payable pursuant to the Company’s Cash Redemption Obligation described above.
The foregoing descriptions of the Warrant Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the complete texts of such documents, which are included as Annex A-1 and Annex A-2 to this Proxy Statement, respectively.
Reasons for Seeking Stockholder Approval
Our Common Stock is currently listed on the Nasdaq Global Select Market and, as such, we are subject to Nasdaq Marketplace Rules (the “Nasdaq Rules”). Nasdaq Listing Rules 5635 (b) and 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.
The Warrant exercise price of $2.15 per share is lower than the Minimum Price applicable to the Warrant Agreement. Accordingly, stockholder approval is required to issue shares in excess of 53,852,492 shares underlying the Warrant. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
Our Board has determined that the EV Fleet Purchase Agreement, the Warrant Agreement, the Warrant and the transactions contemplated thereby are in the best interests of the Company and its stockholders. Therefore, we are seeking stockholder approval under this Proposal 1 to issue in excess of 53,852,492 shares of Common Stock to Walmart upon exercise of the Warrant.
Consequences of Non-Approval
If the Company fails to obtain the Walmart Stockholder Approval at the special meeting, the Company is required under the Warrant Agreement to continue seeking to obtain such approval at a meeting of the stockholders of the Company at least once each calendar year and within 13 months of the previous meeting of the stockholders of the Company at which stockholder approval was sought until stockholder approval is obtained or the Warrant is no longer outstanding.

In addition, the Company may be required to pay amounts in respect of the Cash Redemption Obligation if the Warrant vests and is exercised with respect to a number of shares in excess of the Walmart Exchange Cap. The amount and timing of any payments depend on a number of factors, many of which are partially or totally out of our control, including the price of our Common Stock, the vesting of the Warrant pursuant to the revenue recognition criteria, and when and how Walmart choses to exercise the Warrant to the extent it becomes exercisable. If we do not have sufficient cash on hand to pay the Cash Redemption Obligation if and when it becomes due, we may be required to raise additional capital.
Effect on Current Stockholders
The issuance of the Warrant and underlying shares of Common Stock under the Warrant Agreement, including the Excess Shares, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. The dilutive effect may be material to our current stockholders.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 1

PROPOSALS 2 AND 3: THE YORKVILLE PROPOSALS
Overview of the Yorkville Proposals
We are asking shareholders to vote on two proposals relating to our transactions with entities affiliated with Yorkville Advisors: (i) Proposal 2, to approve the issuance of shares of Common Stock in excess of 48,043,111 shares to Yorkville (the “Yorkville Share Issuance Proposal”) and (ii) Proposal 3, to approve an amendment to our Pre-Paid Advance Facility with Yorkville to reduce the minimum price, or Floor Price, at which shares may be sold under such facility, from $1.00 per share to $0.50 per share (the “Yorkville Floor Price Proposal”). Set forth below is a description of our transactions with Yorkville and each proposal.
Background
Standby Equity Purchase Agreement
On May 10, 2022, we entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”). Pursuant to the SEPA, the Company had the right, but not the obligation, to sell to Yorkville up to $250,000,000 of shares of Common Stock, at the Company’s request any time during the commitment period commencing on May 10, 2022. Each sale the Company requested under the SEPA (an “Advance”) was limited to a number of shares of Common Stock with an aggregate value of up to $50,000,000. The shares would be purchased at 97.5% of the SEPA Market Price (as defined below) and would be subject to certain limitations, including that Yorkville could not purchase any shares that would result in it owning more than 4.99% of outstanding Common Stock at the time of an Advance (the “Ownership Limitation”) or receive an aggregate number of shares equal to or greater than 20.0% of outstanding Common Stock as of the date of the SEPA (the “Yorkville Exchange Cap”). The Yorkville Exchange Cap equals 48,043,111 shares. “Market Price” was defined in the SEPA as the lowest daily VWAP (as defined below) during each of the three consecutive trading days commencing on the trading day following the Company’s submission of an Advance notice to Yorkville (the “SEPA Market Price”). For purposes of the SEPA and the PPA (described below), “VWAP” means, for any trading day, the daily volume weighted average price of the Common Stock for such date on the Nasdaq Global Select Market during regular trading hours as reported by Bloomberg L.P.
We terminated the SEPA with Yorkville on August 26, 2022, and have no further monetary or share issuance obligations outstanding thereunder. However, for Nasdaq purposes, the 14,236,295 shares issued under the SEPA count towards the same Yorkville Exchange Cap as the Pre-Paid Advance Agreement described below.
Pre-Paid Advance Agreement
On July 20, 2022, we entered into a Pre-Paid Advance Agreement (as amended from time to time, “the PPA”), with Yorkville. Pursuant to the PPA, the Company may request advances of up to $50,000,000 in cash from Yorkville (or such greater amount that the parties may mutually agree) (the “Pre-Paid Advance”), with an aggregate limitation on the Pre-Paid Advances of $300,000,000. Such Pre-Paid Advances will be offset upon the issuance of shares of Common Stock to Yorkville at a price per share equal to the lower of (a) 120% of the VWAP of the Common Stock on the Nasdaq Global Select Market as of the trading day immediately prior to the date of the disbursement of the Pre-Paid Advance (the “Fixed Price”), or (b) 95% of the VWAP of the Common Stock on the Nasdaq Global Select Market as of the trading day immediately preceding the date on which Yorkville provides the purchase notice to the Company (the “Variable Price” and the lower of the Fixed Price and the Variable Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than $1.00 per share (the “Floor Price”). Share issuances under the PPA are also subject to the Yorkville Exchange Cap.
The SEPA and PPA provide that (a) the Yorkville Exchange Cap will not apply if the Company’s stockholders have approved issuances in excess of the Yorkville Exchange Cap in accordance with the rules of the Nasdaq Global Select Market, and (b) as to any advance, if the purchase price of shares in respect of such advance equals or exceeds $3.81 per share (which represents the Nasdaq Official Closing Price on the trading day immediately preceding the date on which the SEPA was entered into).
As of December 1, 2022, we have offered and sold to Yorkville an aggregate of 48,042,221 shares of our Common Stock which have counted against the Yorkville Exchange Cap, consisting of 14,236,295 shares sold under the SEPA and 33,805,926 shares sold under the PPA. This number represents substantially all of the shares that were available to be issued to Yorkville under the Yorkville Exchange Cap. In addition, we have issued 659,200 shares to Yorkville under the PPA which are not counted against the Yorkville Exchange Cap because they were sold at prices equal to or exceeding $3.81.
We have agreed to use the proceeds from the sale of shares to Yorkville under the SEPA or PPA for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including to expand our current business through acquisitions of, or investments in, other businesses, products or technologies, or, if different, in a manner consistent with the application thereof described in the prospectus included in any registration statement (and any post-effective amendment thereto) and any prospectus supplement thereto pursuant to which such shares are registered with the SEC.
The Company is subject to additional restrictions in the PPA on future financing transactions meeting the definition of “Variable Rate Transaction,” which shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the shares of Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) or (ii) issues or sells any equity or debt securities either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the shares of Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company. The Company is permitted to enter into “at the market offerings” or other continuous offerings or similar offerings of shares of Common Stock with a registered broker-dealer, whereby the Company may sell shares of Common Stock at a future determined price; however, the Company shall not be permitted to execute any transactions under such agreements unless (i) the VWAP on the applicable date of determination is below $1.00, or (ii) there is no balance outstanding under all prior Pre-Paid Advances.
As permitted pursuant to the PPA, on August 8, 2022, the Company entered into an Equity Distribution Agreement (as supplemented by that certain side letter also entered into among the parties on August 8, 2022, the “Sales Agreement”) with Evercore Group L.L.C. and H.C. Wainwright & Co., LLC (together, the “agents”) to sell Common Stock, from time to time, through an “at the market offering” program under which the agents will act as sales agents. On October 5, 2022, the Company entered into a Side Letter to the PPA with Yorkville (the “PPA Side Letter”), pursuant to which the parties agreed that, notwithstanding the Company’s balance outstanding under the PPA, the Company shall be permitted to submit sales orders, and consummate sales pursuant to such orders, in respect of shares of Common Stock under the Sales Agreement beginning on October 5, 2022 for so long as the Company pays to Yorkville the sum of $1.0 million per calendar week to be applied toward the Company’s then-outstanding balance of $10,000,000 under prior Pre-Paid Advances. As of December 1, 2022, we have offered and sold an aggregate of 30,459,555 shares of our Common Stock pursuant to the Sales Agreement.
November Supplemental Letter Agreement to Pre-Paid Advance Agreement
On November 9, 2022, the Company entered into a Supplemental Agreement (the “Supplemental Agreement”) with Yorkville to the PPA. Pursuant to the Supplemental Agreement, Yorkville agreed to advance $21.3 million to the Company (the “Supplemental Advance”) and waive certain terms and conditions set forth in the PPA with respect to such Supplemental Advance, including the requirement that the Company shall have the capacity to issues shares of Common Stock with a market value equal to at least 150% of the Supplemental Advance without breaching the Yorkville Exchange Cap.

The Supplemental Agreement requires that the Company call and hold an annual or special meeting of its stockholders on or before February 1, 2023 for the purposes of: (i) obtaining the consent of the stockholders of the Company pursuant to Nasdaq Rule 5635(d) for the issuance of all shares of its Common Stock that have been, and could be, issued pursuant to the PPA and the Supplemental Agreement and (ii) obtaining the consent of the stockholders to amend the PPA to provide for a Floor Price of $0.50 per share.
The Supplemental Agreement provides that solely with respect to the Supplemental Advance, the Purchase Price will be equal to the lower of (a) 110% of the daily VWAP of the Common Stock on Nasdaq as of November 9, 2022 (the “Fixed Price”), or (b) 95% of the lowest daily VWAP of the Common Stock on Nasdaq during the five (5) trading days immediately preceding each purchase notice date (the “Variable Price” and the lower of the Fixed Price and the Variable Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than the Floor Price. Further, the Company agreed to pay Yorkville a commitment fee of $1,087,000 in connection with the Supplemental Agreement, which was be deducted from the proceeds of the Supplemental Advance.
Pursuant to the Supplemental Agreement, Yorkville agreed to waive the Company’s weekly payment obligation imposed under the PPA Side Letter, provided that the Company will pay the full outstanding balance of its prior Pre-Paid Advance on November 17, 2022. The Company repaid the outstanding prior Pre-Paid Advance on November 11, 2022.
Upon (a) an Event of Default (as defined in the PPA), (b) the Company’s failure to observe or perform any material covenant, agreement or warranty contained in the PPA, the October 2022 Letter Agreement, or the Supplemental Agreement (including with respect to the Company’s obligation to seek Stockholder Approval on or before February 1, 2023), or any other agreement between the parties, or (c) if, any time after February 1, 2023, and from time to time thereafter, (i) the VWAP is less than the Floor Price for at least five trading days during a period of seven consecutive trading days, or (ii) the Company has issued substantially all of the Common Stock available under the Yorkville Exchange Cap (the last such day of each such occurrence, a “Triggering Date”), then the Company shall repay the full unpaid principal amount outstanding under the Supplemental Advance, plus the Redemption Premium (as defined in the PPA) in respect of such amount, and all accrued and unpaid interest in respect of the Supplemental Advance on the 10th calendar day after the Triggering Date.
The foregoing descriptions of the SEPA, the PPA, the PPA Side Letter and the Supplemental Agreement do not purport to be complete and are qualified by reference to the complete text of such documents, which are attached to this Proxy Statement as Annex B-1, Annex B-2, Annex B-3 and Annex B-4, respectively.

PROPOSAL 2

YORKVILLE SHARE ISSUANCE
We are seeking approval of the issuance of shares to Yorkville in excess of the Yorkville Exchange Cap. As of December 1, 2022, we had issued 48,042,221 shares of Common Stock to Yorkville at prices less than $3.81 per share, representing substantially all shares permitted to be issued without exceeding the Yorkville Exchange Cap.
Although the Yorkville Share Issuance Proposal is not conditioned on the approval of any of the other proposals set forth in this Proxy Statement, the outcome of certain of the other proposals may have an impact on our ability to utilize the PPA in the future. If the Yorkville Floor Price Proposal is not approved, we will be unable to utilize the PPA if the sales price of our Common Stock under the PPA would be less than the current Floor Price of $1.00 per share. If the Share Authorization Proposal is not approved, we may not have sufficient authorized but unissued shares to satisfy our obligations to Yorkville, even if the Yorkville Exchange Cap is removed. None of the other proposals are conditioned upon the approval of the Yorkville Share Issuance Proposal.
Reasons for Seeking Stockholder Approval
As discussed above under “Proposal 1—Reasons for Seeking Stockholder Approval” Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. Based on the signing of the SEPA on May 10, 2022, the applicable “Minimum Price” is $3.81 per share. The Yorkville Exchange Cap applies to shares issued under both the SEPA and the PPA, and accordingly, we are seeking a single stockholder approval with respect to all shares previously issued under both facilities and future shares to be issued under the PPA. Stockholder approval of this Proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
We are also required to seek stockholder approval pursuant to the terms of the Supplemental Agreement.
Our Board has determined that the SEPA and PPA and our ability to issue the shares of Common Stock thereunder in excess of the Yorkville Exchange Cap are in the best interests of the Company and its stockholders because the ability to sell shares of Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment.
We cannot predict the price of our Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the PPA or whether the applicable price for any Pre-Paid Advance will be greater than the Minimum Price under the Nasdaq Rules.
Therefore, we are seeking stockholder approval under this Proposal 2 to issue shares of Common Stock in excess of the Yorkville Exchange Cap, if necessary, to Yorkville under the terms of the SEPA and PPA. The failure of the Company’s stockholders to approve this Proposal 2 will prevent the Company from selling, at less than the Minimum Price, shares of Common Stock to Yorkville in excess of the Yorkville Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Yorkville Exchange Cap if the sale of shares covered by any Pre-Paid Advance is equal to or greater than the Minimum Price for such Advance. As of the close of business on December 1, 2022, the price of our Common Stock was $1.38 per share.
Consequences of Non-Approval
As previously disclosed, as of September 30, 2022, the Company concluded that there was substantial doubt about its ability to continue to operate as a going concern for the 12 months following the issuance of its consolidated financial statements. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to access additional sources of capital, including, but not limited to equity and/or debt financings and government loans or grants. If the Company is unable to raise additional capital, the Company may have to significantly delay, scale back or discontinue the development or commercialization of its product and/or consider a sale or other strategic transaction.

If we do not receive the Yorkville Share Issuance Approval, we will be required to repay the Supplemental Advance Amounts, and any other amounts we may owe to Yorkville, in cash, unless we are able to sell shares to Yorkville at a price greater than the minimum price.
Accordingly, our Board believes that providing the Company the flexibility to issue shares of Common Stock in excess of the Yorkville Exchange Cap is advisable and in the best interests of the Company and our stockholders.
Effect on Current Stockholders
The issuance of shares of Common Stock under the SEPA and PPA (including any such shares issued below the Minimum Price that are the subject of this Proposal 2) would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the SEPA and PPA is determined based on the price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3

YORKVILLE FLOOR PRICE PROPOSAL
We are asking stockholders to vote on an amendment to the PPA to lower the Floor Price from $1.00 to $0.50. Changing the Floor Price would permit us to sell shares under the Yorkville facility at prices below $1.00 if circumstances permit, but in no event less than $0.50. The Yorkville Floor Price Proposal is not conditioned on the approval of any other proposal; however, because we issued a number of shares to Yorkville equal to the Yorkville Exchange Cap, we will be unable to issue additional shares to Yorkville at any price below the $3.81 Minimum Price unless the Yorkville Share Issuance Proposal is approved.
Reasons for Seeking Stockholder Approval
The Floor Price is intended to protect stockholders from the potential dilutive effects of sales under the PPA by limiting the price at which shares may be sold and thereby limiting the downward price pressure that the PPA could exert on the price of our Common Stock in unfavorable trading conditions. The current Floor Price was fixed at a reasonable discount to the trading price of our Common Stock at the time the PPA was originally entered executed. We believe the Floor Price is most effective at limiting downward movements in the stock when it cannot be waived or modified without stockholder approval. Accordingly, we are asking our stockholders to approve an amendment to the PPA to lower the Floor Price from $1.00 to $0.50.
Our Board has determined that it is in the best interests of the Company to be able to sell shares under the PPA below the current Floor Price. As of December 1, 2022, our stock price was $1.38, or approximately 38% higher than the current Floor Price. However, our stock price has in the past been, and may in the future be, volatile, and there can be no assurance that it will remain above the Floor Price. Our Board believes that the Company would benefit from having the flexibility to continue using the PPA as a source of capital even in circumstances where the share price may be below $1.00 per share.
If the Yorkville Floor Price Proposal is approved, there is no assurance that we will sell shares under the PPA at prices less than $1.00, or at all.
Consequences of Non-Approval
As previously disclosed, as of September 30, 2022, the Company concluded that there was substantial doubt about its ability to continue to operate as a going concern for the 12 months following the issuance of its consolidated financial statements. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to access additional sources of capital, including, but not limited to equity and/or debt financings and government loans or grants. If the price of our Common Stock falls below the Floor Price, the Company may be unable to raise additional capital on terms similar to the PPA, or at all, which could have an adverse impact on our operations and business plans. If the Yorkville Floor Price Proposal is not approved, we may continue to sell shares under the PPA at prices equal to or greater than the current Floor Price of $1.00, provided that the Yorkville Share Issuance Proposal has been approved and all other applicable PPA conditions are satisfied.
If stockholders do not approve Yorkville Floor Price Proposal, we do not intend to amend or waive the Floor Price requirement in the PPA. We may, however, enter into new financing arrangements with Yorkville or other parties, if our Board determines that these arrangements are in the best interest of the Company and our stockholders.
Effect on Current Stockholders
The issuance of shares of Common Stock under the PPA would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. The proposed new Floor Price will increase the range of prices at which shares can be sold pursuant to the PPA, which could result in additional dilution to our existing stockholders. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the PPA is determined based on the price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Required Vote and Recommendation of Board of Directors
Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3

PROPOSAL 4

SHARE AUTHORIZATION PROPOSAL
After careful consideration, the Board has adopted, declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of authorized Common Stock from 500,000,000 to 1,000,000,000.
Background
Article IV of the Certificate of Incorporation currently authorizes the Company to issue up to 500,000,000 shares of Common Stock and 10,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”). As of December 1, 2022, 345,016,538 shares of Common Stock were issued, including 0 held as treasury shares, with warrants outstanding and exercisable to purchase up to an aggregate of 40,017,294 shares of Common Stock, options and restricted stock units outstanding to acquire up to an aggregate of 32,306,357 shares of Common Stock, approximately 17,164,347 shares of Common Stock reserved for possible future issuance pursuant to the remaining authorized and unissued stock awards under the Canoo Inc. 2020 Equity Incentive Plan and approximately 7,699,638 shares of Common Stock available for purchase by employees pursuant to the Canoo Inc. 2020 Employee Stock Purchase Plan. An additional 30,000,000 shares are required to be reserved for future issuance under the PPA. The adoption of the proposed Authorized Shares Amendment would provide for an additional 500,000,000 authorized shares of Common Stock for future issuance, which would bring the aggregate total of authorized shares of capital stock to 1,010,000,000, composed of 1,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.
The Authorized Shares Amendment amends and restates paragraph A of Article IV of the Certificate of Incorporation in its entirety to read as follows:
The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 1,010,000,000 shares. 1,000,000,000 shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001). 10,000,000 shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).
Reasons for Seeking Stockholder Approval
The proposed amendment to the Certificate of Incorporation is to ensure that the Company has a sufficient number of authorized shares of common stock for future corporate needs. The additional shares may be used for various purposes without further stockholder approval (except as required by law or the Nasdaq Rules). These purposes may include: (i) raising capital, if the Company has an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock, including sales of Common Stock pursuant to the PPA described above in Proposal 2; (ii) exchanging Common Stock or securities that are convertible into Common Stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding the Company’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.
The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.
Rights of Additional Authorized Shares
The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our Common Stock and, if issued, would have the same rights and privileges as the shares of our Common Stock presently issued and outstanding. Holders of shares of our Common Stock (solely in their capacity as holders of shares of our Common Stock) have no preemptive rights or rights to convert their shares of our Common Stock into any other securities. Accordingly, should the Board elect to issue additional shares of our Common Stock, existing holders of shares of our Common Stock would not have any preferential rights to purchase the shares.
Effect on Current Stockholders
Future issuance of Common Stock or securities convertible into our Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.
Effectiveness of the Amendment
If this Proposal is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Special Meeting. If the Proposal is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented, and the Company’s capitalization will remain as it is currently.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 4 requires the affirmative vote of the holders of a majority of outstanding shares of our Common Stock as of the Record Date to approve the amendment to the Certificate of Incorporation to increase the authorized shares of Common Stock. Abstentions and broker non-votes, if any, will have the effect of votes “AGAINST” the Proposal. Proposal 4 is considered “routine”, and thus we do not expect any broker non-votes for this Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

ADJOURNMENT PROPOSAL
Overview
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other proposals contained in this Proxy Statement.
Required Vote and Recommendation of Board of Directors
Approval of Proposal 5 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information known to us regarding the beneficial ownership of the common stock as of December 1, 2022:
•	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the common stock;
•	each current named executive officer and director of the Company; and
•	all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on 345,016,538 shares of common stock issued and outstanding as of December 1, 2022 and do not take into account the issuance of any shares of common stock upon the exercise of warrants to purchase up to 23,755,069 shares of common stock that remain outstanding.
Common stock subject to options or restricted stock units (“RSUs”) that are currently exercisable or exercisable or will vest within 60 days of December 1, 2022 are deemed to be outstanding and beneficially owned by the person holding the options or RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each shareholder identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the shareholder.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Tony Aquila(2)	62,479,217	18.1%
Foster Chiang	38,163	*
Thomas Dattilo	128,163	*
Greg Ethridge	392,323	*
Arthur Kingsbury	38,163	*
Claudia Romo Edelman	38,163	*
Peter Savagian(3)	62,500	*
Rainer Schmueckle	38,163	*
Josette Sheeran	351,965	*
Debra von Storch	38,163	*
All Directors and Executive Officers of the Company as a Group (12 Individuals)	63,834,414	18.5%

Five Percent Holders:
Entities affiliated with Champ Key Limited(4)	26,882,981	7.8%
Remarkable Views Consultants Ltd.(5)	30,216,491	8.8%
Entities affiliated with AFV Management Advisors LLC(6)	51,232,655	16.2%
*	Less than one percent.

(1)	Unless otherwise noted, the business address of those listed in the table above is 19951 Mariner Avenue, Torrance, California 90503.
(2)
Consists of (i) 5,775,390 shares of Common Stock held by Tony Aquila and 966,667 shares of Common Stock that will vest within 60 days, (ii) 12,509,387 shares of Common Stock held by AFV Partners SPV-4 LLC, a Delaware limited liability company (“AFV-4”), (iii) 35,273,268 shares of Common Stock held by AFV Partners SPV-7 LLC, a Delaware limited liability company (“AFV-7”) and (iv) 3,450,000 shares of Common Stock held by AFV Partners SPV-7/A LLC, a Delaware limited liability company (“AFV-7/A”), and (v) 4,504,505 shares of Common Stock held by AFV-10. AFV Management Advisors LLC, a Delaware limited liability company (“AFV”) is the sole manager and controlling member of AFV-4, AFV-7, AFV-7/A and AFV-10. Mr. Aquila is the managing member of AFV, which exercises ultimate voting and investment power with respect to the shares held by AFV-4, AFV-7, AFV-7/A and AFV-10. Mr. Aquila may be deemed to hold voting and dispositive power with respect to the securities held indirectly by AFV, and held of record by AFV-4, AFV-7, AFV-7/A and AFV-10.

(3)
Peter Savagian resigned from his position at the Company effective December 31, 2021. Information regarding his ownership of company shares comes from Mr. Savagian and not from the company. The company assumes no responsibility with respect to such information.

(4)
Consists of (i) 9,693,771 shares of Common Stock held by DD Global Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (“DD Global”) and (ii) 17,189,210 shares of Common Stock held by Champ Key Limited, a company incorporated under the laws of the British Virgin Islands (“Champ Key”), per the Schedule 13D/A filed on July 22, 2022. DD Global is wholly owned by Champ Key. Champ Key is wholly owned by DE Capital Limited (“DE Capital”). DE Capital is wholly owned by Pak Tam Li, a citizen of Hong Kong. Mr. Li may be deemed to have sole voting and dispositive control over the shares held indirectly by DE Capital and held of record by DD Global and Champ Key. The business address of DD Global is PO Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, E9, KY1-1205 Cayman Islands. The business address of each of Champ Key and Mr. Li is Vistra Corporate Services Centre, PO Box 957, Road Town, Tortola, D8, VG1110, British Virgin Islands. The business address of DE Capital is Fourth Floor, One Capital Place, PO Box 847, Grand Cayman, E9, KY1-1103, Cayman Islands.

(5)
The shares reported herein are directly owned by Remarkable Views Consultants Ltd. (“Remarkable Views”). The board of directors of Remarkable Views, of which Victor Chu is the sole director, has the power to dispose of and the power to vote the shares of Common Stock beneficially owned by Remarkable Views. The business address of the reporting person is 4F, No.13-19, Sec. 6, Minquan E. Road, Neihu Dist., 114 Taipei, Taiwan.

(6)
Consists of (i) 12,359,387 shares of Common Stock held by AFV-4, (ii) 35,273,268 shares of Common Stock held by AFV-7 and (iii) 3,600,000 shares of Common Stock held by AFV Partners LLC. AFV is the sole manager and controlling member of AFV-4 and AFV-7. Mr. Aquila is the managing member of AFV, which exercises ultimate voting and investment power with respect to the shares held by (i) AFV-4 and (ii) AFV-7 and is the sole member and manager of AFV Partners. Mr. Aquila may be deemed to hold voting and dispositive power with respect to the securities held indirectly by AFV and held of record by (i) AFV-4 and (ii) AFV-7, and those held directly by AFV Partners. The business address of AFV-4, AFV-7, AFV and AFV Partners is 2126 Hamilton Road Suite 260, Argyle, Texas 76226.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Canoo Inc. stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or the Company. The Company undertakes to deliver promptly upon written or oral request a separate copy of this Proxy Statement to a stockholder affected by “householding.” Direct your written request to Canoo Inc., Attn: Corporate Secretary, 15520 Highway 114, Justin, Texas 76247. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

Annex A-1
WARRANT ISSUANCE AGREEMENT

Dated as of July 11, 2022

by and between
CANOO INC.

and
WALMART INC.

This WARRANT ISSUANCE AGREEMENT, dated as of July 11, 2022 (this “Agreement”), is by and between Canoo Inc., a Delaware corporation (the “Company”), and Walmart Inc., a Delaware corporation (“Walmart”).
RECITALS:
WHEREAS, the Company, through its affiliate Canoo Sales, LLC, and Walmart are parties to that certain Electric Vehicle Fleet Purchase Agreement, dated as of the date of this Agreement (as it may be amended from time to time, including all annexes, schedules, exhibits, work orders and purchase orders thereto, collectively, the “EV Agreement”);
WHEREAS, in connection with the transactions contemplated by the EV Agreement, and subject to the terms and conditions hereof, the Company desires to issue to Walmart, and Walmart desires to acquire from the Company, concurrently with the execution of this Agreement, a warrant to purchase a specified number of shares of the Company’s common stock, $ 0.001 par value per share (the “Common Stock”); and
WHEREAS, the parties wish to set forth in this Agreement certain terms and conditions regarding, among other things, Walmart’s ownership of the Warrant and Warrant Shares (as defined below), as applicable.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound, the parties agree as set forth herein.
ARTICLE I

WARRANT ISSUANCE
1.1 Warrant Issuance. On the terms and subject to the conditions set forth in this Agreement, the Company shall issue to Walmart, and Walmart shall acquire from the Company, concurrently with the execution of this Agreement, a warrant to purchase up to an aggregate of 61,160,011 fully paid and nonassessable shares of Common Stock (the “Warrant Shares”), subject to adjustment in accordance with its terms, in the form attached hereto as Annex A (the “Warrant”). The issuance of the Warrant by the Company and the acquisition of the Warrant by Walmart are referred to herein as the “Warrant Issuance”.
1.2 Interpretation. When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections,” “Annexes” or “Schedules” such reference shall be to a Recital, Article or Section of, or Annex or Schedule to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein,” “hereof,” “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. References to parties refer to the parties to this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. Any reference to a wholly owned subsidiary of a person shall mean such subsidiary is directly or indirectly wholly owned by such person. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. The term “Business Day” means any day, other than a Saturday, a Sunday or any other day on which commercial banks in the State of New York are authorized or required by Applicable Law to be closed. With respect to the Warrant and Warrant Shares, such term shall include any shares of Common Stock or other securities of the Company received by Walmart as a result of any stock split, stock dividend or distribution, other subdivision, reorganization, reclassification or similar capital transaction.
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ARTICLE II

REPRESENTATIONS AND WARRANTIES
2.1 Representations and Warranties of the Company. The Company represents and warrants as of the date of this Agreement and, in the case of the representation in the last sentence of Section 2.1(c), as of the date of each issuance of Warrant Shares, to Walmart that:
(a) Organization and Authority. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the ownership or leasing of property or the conduct of its business requires such qualification. The Company has made available to Walmart complete and correct copies of the Company’s certificate of incorporation and bylaws, as of the date of this Agreement, and each as so delivered is in full force and effect.
(b) Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock of which, as of the date hereof, 269,262,458 shares were issued and outstanding, and 10,000,000 shares of undesignated preferred stock of which, as of the date hereof, 0 shares were issued and outstanding. As of the date hereof, the Company had 135,074,003 shares of Common Stock reserved for issuance, including: 33,970,858 reserved for under the standby equity purchase agreement, dated as of May 10, 2022, between the Company and YA-II PN, Ltd., 4,279,351 reserved for under the Company’s 2018 Share Option and Grant Plan, 8,015,856 reserved under the 2020 Employee Stock Purchase Plan, 49,080,716 reserved under the 2020 Equity Incentive Plan, 972,222 common stock warrants held by VDL Nedcar, and 15,000,000 contingent earnout shares and 23,755,000 warrants assumed in connection with the Company’s business combination with Hennessy Capital Acquisition Corp. IV,. Subject to Shareholder approval the company may issue additional shares under the standby equity purchase agreement with YA-II PN. The outstanding shares of capital stock have been, and the shares of Common Stock issuable upon the exercise of the warrants will be, duly authorized and are validly issued, fully paid and nonassessable, and subject to no preemptive rights (and were not, and the shares of Common Stock issuable upon the exercise of the warrants will not be, issued in violation of any preemptive rights, the Company’s certificate of incorporation, or any Applicable Law). Except as set forth above, there are no (A) shares of capital stock or other equity interests or voting securities of the Company authorized, reserved for issuance, issued or outstanding, (B) options, warrants, calls, preemptive rights, subscription or other rights, instruments, agreements, arrangements or commitments of any character, obligating the Company or any of its subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest or voting security in the Company or any securities or instruments convertible into or exchangeable for such shares of capital stock or other equity interests or voting securities, or obligating the Company or any of its subsidiaries to grant, extend or enter into any such option, warrant, call, preemptive right, subscription or other right, instrument, agreement, arrangement or commitment, (C) outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other equity interest or voting securities of the Company, or (D) issued or outstanding performance awards, units, rights to receive any capital stock or other equity interest or voting securities of the Company on a deferred basis, or rights to purchase or receive any capital stock or equity interest or voting securities issued or granted by the Company to any current or former director, officer, employee or consultant of the Company. No subsidiary of the Company owns any shares of capital stock or other equity interest or voting securities of the Company. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock or other equity interest or voting securities of the Company. The issuance of the Warrant and the Warrant Shares will not result in any adjustment to the conversion price or exercise price of any securities of the Company that are convertible into, or exercisable or exchangeable for, shares of Common Stock.
(c) The Warrant and Warrant Shares. The Warrant has been duly authorized by the Company and constitutes a valid, legal and binding obligation of the Company in accordance with its terms, except as the same may be limited by the Bankruptcy Exceptions. The Warrant Shares have been duly authorized and
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reserved for issuance upon exercise of the Warrant and, when so issued, paid for and delivered upon due exercise of the Warrant, will be validly issued, fully paid and non-assessable, and free and clear of any liens or encumbrances, other than liens or encumbrances arising as a matter of Applicable Law or created by or at the direction of Walmart or any of its Affiliates.
(d) Authorization, Enforceability.
(i) The Company has the power and authority to execute and deliver this Agreement and the other Transaction Documents, as applicable, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder, except with respect to the issuance of Warrant Shares in an amount in excess of 20% of the shares outstanding as of the date hereof, the issuance of which shall be subject to the Company obtaining the Requisite Stockholder Approval. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no further approval or authorization is required on the part of the Company. This Agreement and the other Transaction Documents, assuming the due authorization, execution and delivery by the other parties hereto and thereto, are valid and binding obligations of the Company, enforceable against the Company and such subsidiary, respectively, in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”).
(ii) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its subsidiaries under any of the terms, conditions or provisions of (x) its certificate of incorporation (or analogous organizational documents), or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries is subject; (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any Applicable Law or Order applicable to the Company or any of its subsidiaries or any of their respective properties or assets; (C) result in any payment (including severance, unemployment compensation, forgiveness of indebtedness or otherwise) becoming due to any director or any employee of the Company or any of its subsidiaries under any employment, compensation or benefit plan, program, policy, agreement or arrangement that is sponsored, maintained or contributed to by the Company or any of its subsidiaries (each, a “Company Benefit Plan”) or otherwise; (D) increase any benefits otherwise payable under any Company Benefit Plan; (E) result in any acceleration of the time of payment or vesting of any such benefits; (F) require the funding or acceleration of funding of any trust or other funding vehicle; or (G) constitute a “change in control,” “change of control” or other similar term under any Company Benefit Plan; provided, however, that the foregoing shall not be deemed to include payments or other benefits under a Company Benefit Plan that (a) gives effect to the Company’s performance of the Transaction Documents insofar as that performance impacts the Company’s overall results of operations, and (b) are made to any individual whose compensation is based in part on performance related to a specific territory that is impacted by the Company’s performance of the Transaction Documents.
(iii) Other than (A) such notices, filings, exemptions, reviews, authorizations, consents or approvals as have been made or obtained as of the date hereof, and (B) notices, filings, exemptions, reviews, authorizations, consents or approvals as may be required under, and other applicable
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requirements of (1) any Antitrust Laws, to the extent applicable, (2) the Exchange Act, (3) the Securities Act, and (4) The NASDAQ Global Select Market, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any federal, national, state, local, municipal, international or multinational government or political subdivision thereof, governmental department, commission, board, bureau, agency, taxing or regulatory authority, judicial or administrative body, official, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign, or arbitrator or SRO (each, a “Governmental Entity”) is required to be made or obtained by the Company or any of its subsidiaries in connection with the consummation by the Company or any of its subsidiaries of the Warrant Issuance and the other transactions contemplated hereby and by the other Transaction Documents,. For purposes of this Agreement, “Antitrust Laws” means the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state, local, domestic, foreign or supranational laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or that provide for review of foreign investment.
(e) Company Financial Statements. Each of the consolidated financial statements included in the SEC Reports (A) complied as to form, as of their respective dates of filing with the Commission, in all material respects with the applicable accounting requirements and with the rules and regulations of the Commission, (B) were prepared in accordance with GAAP, in all material respects, applied on a consistent basis during the periods involved (except as may be indicated in such financial statements or in the notes thereto and subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnote disclosure), and (C) fairly presents, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its subsidiaries as of the date and for the periods referred to in such financial statements except to the extent such financial statements have been modified or superseded by later SEC Reports, and except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act and pursuant to Sections 13 or 15(d) of the Exchange Act and for normal year end audit adjustments which would not be material in amount or effect.
(f) Anti-Takeover Provisions. The actions taken by the Board to approve this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, constitute all the action necessary to render inapplicable to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby the provisions of any potentially applicable anti-takeover, control share, fair price, moratorium, interested shareholder or similar Applicable Law (including, for the avoidance of doubt, Section 203 of the Delaware General Corporation Law) and any potentially applicable provision of the Company’s certificate of incorporation or bylaws (collectively, the “Anti-Takeover Provisions”). The Company is not a party to any stockholder rights plan or “poison pill” agreement.
(g) Reports.
(i) Since December 31, 2020, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act, and of the Securities Act.
(ii) The SEC Reports, when they became effective or were filed with the Commission as the case may be, complied in all material respects with the requirements of the Securities Act, the Exchange Act and SOX as applicable, and none of such documents, when they became effective or were filed with the Commission, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later SEC Reports filed or furnished and publicly available prior to the date of this Agreement.
2.2 Representations and Warranties of Walmart. Walmart hereby represents and warrants as of the date of this Agreement to the Company that:
(a) Organization. Walmart has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business in all material respects as currently conducted.
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(b) Authorization, Enforceability. Walmart and each of its subsidiaries that is a party to any other Transaction Document have the corporate or analogous power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Walmart, and by each of its subsidiaries that is a party to any other Transaction Document, as applicable, of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or analogous action on its, or such subsidiary’s or part, as applicable, and no further approval or authorization is required on its, or such subsidiary’s part, as applicable. This Agreement and the other Transaction Documents, assuming the due authorization, execution and delivery by the other parties hereto and thereto, are valid and binding obligations of Walmart, and such subsidiary, as applicable, enforceable against it, and such subsidiary, as applicable, in accordance with their respective terms, except as the same may be limited by Bankruptcy Exceptions. Notwithstanding anything to the contrary contained herein, the exercise of the Warrant, in whole of from time to time in part, may require further board of director or other management or board or management committee approvals or authorizations on the part of Walmart or such subsidiary, as applicable.
ARTICLE III

COVENANTS
3.1 Efforts.
(a) Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, each party shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or desirable under Applicable Law to carry out the provisions hereof and thereof and give effect to the transactions contemplated hereby and thereby. In furtherance and not in limitation of the foregoing, each of the parties shall (i) subject to the provisions of this Section 3.1, use its commercially reasonable efforts to obtain as promptly as reasonably practicable and advisable (as determined in good faith by Walmart after consultation with the Company in accordance with the first sentence of Section 3.1(d)) all exemptions, authorizations, consents or approvals from, and to make all filings with and to give all notices to, all third parties, including any Governmental Entities, required in connection with the transactions contemplated by this Agreement and the other Transaction Documents, which, for the avoidance of doubt, shall include providing, as promptly as reasonably practicable and advisable, such information to any Governmental Entity as such Governmental Entity may request in connection therewith, and (ii) cooperate fully with the other party in promptly seeking to obtain all such exemptions, authorizations, consents or approvals and to make all such filings and give such notices.
(b) Without limiting the generality of the foregoing, and only to the extent required by Applicable Law (including, for the avoidance of doubt, any Antitrust Law), (i) as promptly as reasonably practicable after written notice from Walmart, and in any event no later than in accordance with established regulatory timeframes, the parties shall file any Notification and Report Forms required under the HSR Act with the Federal Trade Commission and the United States Department of Justice (the date on which all such Notification and Report Forms required under the HSR Act have been initially filed, the “HSR Filing Date if required”) and (ii) as promptly as reasonably practicable after written notice from Walmart, file, make or give, as applicable, all other filings, requests or notices required under any other Antitrust Laws, in each case with respect to the exercise of the Warrant Shares (the “Initial Filing Transaction”) (the filings, requests and notices described in the foregoing clauses (i) and (ii), collectively, the “Initial Antitrust Filings”). Walmart shall be responsible for payment of all filing fees associated with the HSR Act and any other Antitrust Laws. In addition, following the receipt of the Initial Antitrust Clearance, to the extent required by Applicable Law (including, for the avoidance of doubt, any Antitrust Law) in connection with any further exercise of Warrant Shares (in each case, whether in full or in part), the parties shall file, make or give, as applicable, as promptly as reasonably practicable and advisable (as determined in good faith by Walmart after consultation with the Company in accordance with the first sentence of Section 3.1(d)), any further required filings, requests or notices required under any Antitrust Laws, including the HSR Act (collectively, the “Other Antitrust Filings”). Without limiting the generality of the foregoing, each party shall supply as promptly as reasonably practicable to the appropriate Governmental Entities any information
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and documentary material that may be required pursuant to the HSR Act or any other Antitrust Laws. For purposes of this Agreement, the term “Initial Antitrust Clearance” as of any time means (x) prior to such time, the expiration or termination of the waiting period under the HSR Act and the receipt of all exemptions, authorizations, consents or approvals, the making of all filings and the giving of all notices, and the expiration of all waiting periods, pursuant to any other Antitrust Laws, in each case to the extent required with respect to the Initial Filing Transaction, and (y) the absence at such time of any Applicable Law or Order issued by any court of competent jurisdiction or other legal restraint or prohibition under any Antitrust Law, in each case that has the effect of preventing the consummation of the Initial Filing Transaction.
(c) Subject to the terms and conditions hereof (including the remainder of this Section 3.1) and the other Transaction Documents, and only to the extent required under the Antitrust Laws, each of the parties shall use its commercially reasonable efforts to avoid or eliminate each and every impediment under any Antitrust Laws that may be asserted by any Governmental Entity, so as to enable the parties to give effect to the transactions contemplated hereby and by the other Transaction Documents in accordance with the terms hereof and thereof; provided, that notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, nothing in this Section 3.1 shall require, or be construed to require, any party or any of its Affiliates to agree to (and no party or any of its Affiliates shall agree to, without the prior written consent of the other parties): (i) sell, hold separate, divest, discontinue or limit (or any conditions relating to, or changes or restrictions in, the operation of) any assets, businesses or interests of it or its Affiliates (irrespective of whether or not such assets, businesses or interests are related to, are the subject matter of or could be affected by the transactions contemplated by the Transaction Documents); (ii) without limiting clause (i) in any respect, any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests that would reasonably be expected to adversely impact (x) the business of, or the financial, business or strategic benefits of the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses or interests of it or its Affiliates; or (iii) without limiting clause (i) in any respect, any modification or waiver of the terms and conditions of this Agreement or any of the other Transaction Documents that would reasonably be expected to adversely impact (x) the business of, or financial, business or strategic benefits of the transactions contemplated hereby or by any of the other Transaction Documents to it or its Affiliates, or (y) any other assets, businesses or interests of it or its Affiliates.
(d) The parties anticipate that HSR will not apply to the issuance of Warrants, but may apply to the exercise of those Warrants, and at such time, if applicable Walmart shall have the principal responsibility for devising and implementing the strategy (including with respect to the timing of filings) for obtaining any exemptions, authorizations, consents or approvals required under the HSR Act or any other Antitrust Laws in connection with the transactions contemplated hereby and by the other Transaction Documents; provided, however, that Walmart shall consult in advance with the Company and in good faith take the Company’s views into account regarding the overall antitrust strategy. Each of the parties shall promptly notify the other party of, and if in writing furnish the other with copies of (or, in the case of oral communications, advise the other of), any substantive communication that it or any of its Affiliates receives from any Governmental Entity, whether written or oral, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents and, to the extent reasonably practicable, permit the other party to review in advance any proposed substantive written communication by such party to any Governmental Entity and consider in good faith the other party’s reasonable comments on any such proposed substantive written communications prior to their submission. No party shall, and each party shall cause its Affiliates not to, participate or agree to participate in any substantive meeting or communication with any Governmental Entity in respect of the subject matter of the Transaction Documents, including on a “no names” or hypothetical basis, unless (to the extent legally permissible) it or they consult with the other party in advance and, to the extent practicable and permitted by such Governmental Entity, give the other party the opportunity to jointly prepare for, attend and participate in such meeting or communication. The parties shall (and shall cause their Affiliates to) coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the matters described in this Section 3.1, including (x) furnishing to each other all information reasonably requested to determine the jurisdictions in which a filing or submission under any Antitrust Law is required or advisable, (y) furnishing to each other all information required for any filing or submission under any
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Antitrust Law and (z) keeping each other reasonably informed with respect to the status of each exemption, authorization, consent, approval, filing and notice under any Antitrust Law, in each case, in connection with the matters that are the subject of this Agreement or any of the other Transaction Documents. The parties shall to the extent legally permissible provide each other with copies of all substantive correspondence, filings or communications between them or any of their Affiliates or Representatives, on the one hand, and any Governmental Entity or members of its staff, on the other hand, relating to the matters that are the subject of this Agreement or any of the other Transaction Documents; provided that such material may be redacted as necessary to (1) comply with contractual arrangements, (2) address good faith legal privilege or confidentiality concerns and (3) comply with Applicable Law.
(e) Subject to the other provisions of this Agreement, including in this Section , in the event that any arbitral, administrative, judicial or analogous action, claim or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or any other party challenging the transactions contemplated hereby or by any of the other Transaction Documents (“Transaction Litigation”), neither party shall be required to contest and resist any such Transaction Litigation or to seek to have vacated, lifted, reversed or overturned any judgment, ruling, order, writ, injunction or decree, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation or implementation of the transactions contemplated hereby or by any of the other Transaction Documents. Each party shall keep the other party reasonably informed with respect to any Transaction Litigation unless doing so would reasonably be likely to jeopardize any privilege of such party regarding any such Transaction Litigation (subject to such party using commercially reasonable efforts to, and cooperating in good faith with the other party in, developing and implementing reasonable alternative arrangements to provide such other party with such information). Subject to the immediately preceding sentence, each party shall promptly advise the other party orally and in writing in connection with, and shall consult with each other with respect to, any Transaction Litigation and shall in good faith give consideration to each other’s advice with respect to such Transaction Litigation.
(f) As promptly as practicable following the date hereof, the Company shall adopt such amendments and take such further actions and do or cause to be done all things necessary, proper or advisable under Applicable Law, to prevent the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby from constituting a “change in control,” “change of control” or other similar term under any Company Benefit Plan.
(g) Notwithstanding anything herein to the contrary, from and after the earlier of (i) the exercise of the Warrant in full and (ii) the expiration, termination or cancellation of the Warrant without the Warrant having been exercised in full, no party shall have any further obligations under this Section 3.1; provided, that this Section 3.1(g) shall in no way relieve any party with respect to any breach by such party of this Section 3.1 prior to such time.
3.2 Stockholder Approval.
(a) To the extent required, as promptly as reasonably practicable following the date of this Agreement, and in any event no later than the Company’s 2023 annual meeting of the stockholders of the Company (the “Company Stockholders”), the Company shall convene and hold a meeting of the Company Stockholders (the “Company Stockholder Meeting”) to consider and vote on the issuance of the Warrant in respect of any Warrant Shares in excess of 53,852,492 shares, pursuant to the applicable rules of the NASDAQ Global Select Market, including but not limited to, NASDAQ Rule 5635(d), for the avoidance of doubt, without giving effect to any “cashless” or “net” exercise provisions therein (the “Requisite Stockholder Approval”); provided that the parties acknowledge that such meeting may be postponed or adjourned in accordance with the Company’s bylaws or as otherwise required by Applicable Law if (x) there is an insufficient number of shares of Common Stock present or represented by a proxy at the Company Stockholder Meeting to conduct business at the Company Stockholder Meeting, (y) the Company is required to postpone or adjourn the Company Stockholder Meeting by Applicable Law or a request from the Commission or its staff, or (z) the Company determines in good faith that it is necessary or appropriate to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent or otherwise made available to them. If, despite the Company’s reasonable best efforts the Requisite Stockholder Approval is not obtained at or prior to the Company Stockholder Meeting, the Company shall seek to obtain such
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Requisite Stockholder Approval at a meeting of the stockholders of the Company at least once each calendar year and within 13 months of the previous meeting of the stockholders of the Company at which the Requisite Stockholder Approval was sought until such Requisite Stockholder Approval is obtained or the Warrant is no longer outstanding.
(b) The Company shall use its reasonable best efforts to obtain the Requisite Stockholder Approval. Without limiting the foregoing, the Board shall (x) recommend that the Company Stockholders vote in favor of the Requisite Stockholder Approval (the “Company Board Recommendation”) (and not withdraw or modify in any adverse respect such Company Board Recommendation unless the Board determines in good faith (after consultation with outside legal counsel and financial advisors) that the failure to take such action would be inconsistent with its fiduciary duties to the holders of Common Stock under Applicable Law, (y) solicit proxies in favor of the Requisite Stockholder Approval in accordance with this Section 3.4(b), and (z) obtain commitments from each of the directors and executive officers of the Company to vote in favor of the Requisite Stockholder Approval. In connection with the Company Stockholder Meeting, the Company shall promptly prepare (and Walmart shall reasonably cooperate with the Company to prepare) and file with the Commission a preliminary proxy statement, shall use its commercially reasonable efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to such meeting to be mailed to the Company Stockholders as promptly as practicable after clearance thereof by the Commission. The Company shall notify Walmart promptly of the receipt of any comments from the Commission or its staff with respect to the proxy statement and of any request by the Commission or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Walmart with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the Company Stockholder Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as reasonably practicable prepare and mail to the Company Stockholders such an amendment or supplement. Each of the parties shall promptly correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as reasonably practicable prepare and furnish to the Company Stockholders an amendment or supplement to correct such information to the extent required by Applicable Laws. The Company shall consult with Walmart prior to filing any proxy statement, or any amendment or supplement thereto, or responding to any comments from the Commission or its staff with respect thereto, and provide Walmart with a reasonable opportunity to comment thereon, and consider in good faith any comments proposed by Walmart.
(c) Walmart shall furnish the Company all information reasonably requested by the Company concerning itself, its Affiliates, directors, officers, stockholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with the Company Stockholder Meeting.
ARTICLE IV

ADDITIONAL AGREEMENTS
4.1 Acquisition for Investment. Walmart acknowledges that the issuance of the Warrant and the Warrant Shares has not been registered under the Securities Act or under any state securities laws. Walmart (i) acknowledges that it is acquiring the Warrant and the Warrant Shares pursuant to an exemption from registration under the Securities Act solely for its own account for investment with no present intention to distribute them to any person in violation of the Securities Act or any other applicable state securities laws and that the Company is relying in part upon the truth and accuracy of, and Walmart’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Walmart set forth herein in order to determine the availability of such exemptions and the eligibility of Walmart to acquire the Warrant and the Warrant Shares, (ii) agrees that it shall not (and shall not permit its Affiliates to) sell or otherwise dispose of the Warrant or the Warrant Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable state securities laws, (iii) acknowledges that it has such
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knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Warrant Issuance and of making an informed investment decision, and (iv) acknowledges that it is an “accredited investor” (as that term is defined by Rule 501 under the Securities Act).
4.2 Legend. Walmart agrees that all certificates or other instruments representing the Warrant and the Warrant Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.
THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A WARRANT ISSUANCE AGREEMENT, DATED AS OF JULY 11, 2022, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND WALMART INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”
In the event that any Warrant Shares become registered under the Securities Act or the Company is presented with an opinion of counsel reasonably satisfactory, in form and substance, to the Company that the Warrant Shares are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall issue new certificates or other instruments representing such Warrant Shares which shall not contain such portion of the above legend that is no longer applicable; provided that the holder of such Warrant Shares surrenders to the Company the previously issued certificates or other instruments.
4.3 Anti-Takeover Provisions. The Company shall not take any action that would prevent Walmart from exercising any of its rights under this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby or thereby (a “Burdensome Action”), including by causing this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby or thereby, to be subject to any requirements imposed by any Anti-Takeover Provisions or subject in any manner to any “poison pill” or similar shareholder rights plan, in each case the result of which would be to cause a Burdensome Action to occur, and shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions contemplated by the Transaction Documents from any applicable Anti-Takeover Provisions, as now or hereafter in effect.
ARTICLE V

GOVERNANCE
5.1 Information Rights.
(a) Until such time as Walmart shall cease to hold shares of Common Stock, or Warrants exercisable for shares of Common Stock, representing in the aggregate at least five percent (5%) of the Common Stock on a fully diluted basis, the Company shall prepare and provide, or cause to be prepared and provided, to Walmart:
(i) within thirty (30) days after the end of each fiscal quarter the number of outstanding shares of Common Stock at the end of such fiscal quarter calculated on both an undiluted basis and a fully diluted basis without regard to exercise or conversion prices of derivative securities;
(ii) within the time periods applicable to the Company under Section 13(a) or 15(d) of the Exchange Act, all interim and annual financial statements required to be contained in a filing with the Commission on Forms 10-K and 10-Q; and
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(iii) if the Company is at any time not subject to Section 13(a) or 15(d) under the Exchange Act, the information set forth on Schedule 5.1(a);
provided, however, that the requirements of this paragraph (a) shall be deemed to be satisfied to the extent such information is publicly filed on EDGAR within the time periods specified above.
(b) Until such time as Walmart shall cease to hold shares of Common Stock, or Warrants exercisable for shares of Common Stock, representing in the aggregate at least five percent (5%) of the Common Stock on a fully diluted basis, the Company shall consider and respond in good faith to reasonable requests for information, to the extent already existing or that can be prepared without excessive cost or management time, regarding the Company and its subsidiaries from Walmart in its capacity as a holder of the Warrant or the Common Stock. Without limiting the generality of the foregoing, the Company and its subsidiaries shall not be required to provide any such information if (i) the Company determines that such information is competitively sensitive, (ii) the Company determines in good faith that providing such information would adversely affect the Company (taking into account the nature of the request and the facts and circumstances at such time) other than to a de minimis extent or (iii) providing such information (A) would reasonably be expected to jeopardize an attorney-client privilege or cause a loss of attorney work product protection, (B) would violate a confidentiality obligation to any person in effect on the date of this Agreement or (C) would, based on the written advice of the Company’s outside legal counsel, violate any Applicable Law; provided, that, with respect to clauses (i)-(iii), the Company uses reasonable efforts, and cooperates in good faith with Walmart, to develop and implement reasonable alternative arrangements to provide Walmart (and its Representatives) with the intended benefits of this Section 5.1.
(c) In furtherance and not in limitation of the foregoing, during the term of this Agreement, the Company shall, and shall cause its subsidiaries to, use commercially reasonable efforts to prepare and provide, or to cause to be prepared and provided, including, if requested and reasonably available, in electronic data format, to Walmart, or to assist Walmart with preparing (at the expense of Walmart), in a reasonably timely fashion following a request by Walmart any (i) financial information or other data relating to the Company and its subsidiaries and (ii) any other relevant information or data, in each case to the extent necessary, as reasonably determined in good faith by Walmart for Walmart to (x) comply with GAAP or to comply with its reporting, filing, accounting or other financial obligations under Applicable Law or (y) apply the equity method of accounting, in the event Walmart is required to account for its investment in the Company under the equity method of accounting under GAAP; provided, however, that any requests with respect to tax matters shall be addressed by Section 5.2 and not by this Section 5.1. The Company shall use commercially reasonable efforts to cause its and its subsidiaries’ Representatives to cooperate in good faith with Walmart in connection with the foregoing.
5.2 Tax Reporting Requirements.
(a) The Company will provide Walmart with any reasonably requested by Walmart and within the Company’s possession or that can be provided with the use of reasonable efforts, to allow Walmart to comply with Applicable Law related to taxes or to avail itself of any provision of Applicable Law related to taxes. Walmart will provide the Company with any information reasonably requested by the Company and within Walmart’s possession or that can be provided with the use of reasonable efforts, to allow the Company to comply with Applicable Law related to taxes or to avail itself of any provision of Applicable Law related to taxes.
ARTICLE VI

REGISTRATION
6.1 Demand Registrations.
(a) Subject to the terms and conditions hereof, solely during any period that the Company is then ineligible under Applicable Law to register Registrable Securities on a registration statement on Form S-3 or any successor form thereto (“Form S-3”), or if the Company is so eligible but has failed to comply with its obligations under Section 6.3 any Demand Shareholders (“Requesting Shareholders”) shall be entitled to make no more than three (3) written requests of the Company (each, a “Demand”) for registration under the Securities Act of an amount of Registrable Securities then held by such Requesting Shareholders that equals or is greater than the Registrable Amount (a “Demand Registration” and such registration statement,
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a “Demand Registration Statement”); provided, however, that no Demand may be made by any Demand Shareholder prior to the date that is one (1) year after the date of this Agreement. Thereupon, the Company shall, subject to the terms of this Agreement, file the registration statement no later than 30 days after receipt of a Demand and shall use its commercially reasonable efforts to effect the registration as promptly as practicable under the Securities Act of:
(i) the Registrable Securities which the Company has been so requested to register by the Requesting Shareholders for disposition in accordance with the intended method of disposition stated in such Demand;
(ii) all other Registrable Securities which the Company has been requested to register pursuant to Section 6.1(b), but subject to Section 6.1(g); and
(iii) all shares of Common Stock which the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 6.1, but subject to Section 6.1(g);
all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional shares of Common Stock, if any, to be so registered.
(b) A Demand shall specify: (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand Registration, to the extent then known, and (iii) the identity of the Requesting Shareholder(s). Within five (5) days after receipt of a Demand, the Company shall give written notice of such Demand to all other holders of Registrable Securities. The Company shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Company has received a written request for inclusion therein within five (5) days after the Company’s notice required by this paragraph has been given, provided that if such five (5) day period ends on a day that is not a Business Day, such period shall be deemed to end on the next succeeding Business Day. Each such written request shall comply with the requirements of a Demand as set forth in this Section 6.1(b).
(c) A Demand Registration shall not be deemed to have been effected (i) unless the Demand Registration Statement with respect thereto has become effective and has remained effective for a period of at least one hundred five (105) days or such shorter period in which all Registrable Securities included in such Demand Registration have actually been sold or otherwise disposed of thereunder (provided, that such period shall be extended for a period of time equal to the period the holders of Registrable Securities refrain from selling any securities included in such registration statement at the request of the Company or the lead managing underwriter(s) pursuant to the provisions of this Agreement) or (ii) if, after it has become effective, such Demand Registration becomes subject, prior to one hundred five (105) days after effectiveness, to any stop order, injunction or other order or requirement of the Commission or other Governmental Entity, other than by reason of any act or omission by the applicable Selling Shareholders.
(d) Demand Registrations shall be on such appropriate registration form of the Commission as shall be selected by the Company and reasonably acceptable to the Requesting Shareholders.
(e) The Company shall not be obligated to (i) subject to Section 6.1(c), maintain the effectiveness of a registration statement under the Securities Act filed pursuant to a Demand Registration for a period longer than one hundred five (105) days or (ii) effect any Demand Registration (A) within ninety (90) days of a “firm commitment” Underwritten Offering in which all Demand Shareholders were offered “piggyback” rights pursuant to Section 6.2 (subject to Section 6.2(b)) and at least fifty percent (50%) of the number of Registrable Securities requested by such Demand Shareholders to be included in such Demand Registration were included, (B) within ninety (90) days of the completion of any other Demand Registration (including, for the avoidance of doubt, any Underwritten Offering pursuant to any Shelf Registration Statement), (C) within ninety (90) days of the completion of any other Underwritten Offering by the Company or any shorter period during which the Company has agreed not to effect a registration or public offering of securities (in each case only to the extent that the Company has undertaken contractually to the underwriters of such Underwritten Offering not to effect any registration or public offering of securities), (D) if, in the
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Company’s reasonable judgment, it is not feasible for the Company to proceed with the Demand Registration because of the unavailability of audited or other required financial statements of the Company or any other Person; provided, that the Company shall use its commercially reasonable efforts to obtain such financial statements as promptly as practicable.
(f) The Company shall be entitled to (i) postpone (upon written notice to the Demand Shareholders) the filing or the effectiveness of a registration statement for any Demand Registration, (ii) cause any Demand Registration Statement to be withdrawn and its effectiveness terminated and (iii) suspend the use of the prospectus forming the part of any registration statement, in each case in the event of a Blackout Period until the expiration of the applicable Blackout Period. In the event of a Blackout Period under clause (ii) of the definition thereof, the Company shall deliver to the Demand Shareholders requesting registration a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that, in the good faith judgment of the Company, the conditions described in clause (ii) of the definition of Blackout Period are met. Such certificate shall contain an approximation of the anticipated delay. Upon notice by the Company to the Demand Shareholders of any such determination, each Demand Shareholder covenants that, subject to Applicable Law, it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (ii)(y) of the definition of Blackout Period, promptly halt any offer, sale, trading or other Transfer by it or any of its Affiliates of any Registrable Securities for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Demand Registration Statement, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed in writing by the Company, will deliver to the Company any copies then in the Demand Shareholder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.
(g) If, in connection with a Demand Registration that involves an Underwritten Offering, the lead managing underwriter(s) advise(s) the Company that, in its (their) good faith opinion, the inclusion of all of the securities sought to be registered in connection with such Demand Registration would adversely affect the success thereof, then the Company shall include in such registration statement only such securities as the Company is advised by such lead managing underwriter(s) can be sold without such adverse effect as follows and in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included in such Demand Registration by the Demand Shareholders, which, in the opinion of the lead managing underwriter(s), can be sold without adversely affecting the success thereof, pro rata among such Demand Shareholders on the basis of the number of such Registrable Securities requested to be included by such Demand Shareholders; (ii) second, securities the Company proposes to sell; and (iii) third, all other securities of the Company duly requested to be included in such registration statement, pro rata on the basis of the amount of such other securities requested to be included or such other allocation method determined by the Company.
(h) Any time that a Demand Registration involves an Underwritten Offering, the Requesting Shareholder(s) shall select the investment banker(s) and manager(s) that will serve as managing underwriters (including which such managing underwriters will serve as lead or co-lead) and underwriters with respect to the offering of such Registrable Securities; provided, that such investment banker(s) and manager(s) shall be reasonably acceptable to the Company (such acceptance not to be unreasonably withheld, conditioned or delayed).
6.2 Piggyback Registrations.
(a) Subject to the terms and conditions hereof, from and after the date that is one hundred eighty (180) days after the date of this Agreement, whenever the Company proposes to register any Common Stock (or any other securities that are of the same class or series as any Registrable Securities that are not shares of Common Stock) under the Securities Act (other than a registration by the Company (i) on Form S-4 or any successor form thereto, (ii) on Form S-8 or any successor form thereto, (iii) pursuant to Section 6.3, or (iv) pursuant to Section 6.1) (a “Piggyback Registration”), whether for its own account or for the account of others, the Company shall give all Demand Shareholders prompt written notice thereof (but not less than ten (10) Business Days prior to the filing by the Company with the Commission of any registration
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statement with respect thereto). Such notice (a “Piggyback Notice”) shall specify the number of shares of Common Stock (or other securities, as applicable) proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution and the proposed managing underwriter(s) (if any) and a good faith estimate by the Company of the proposed minimum offering price of such shares of Common Stock (or other securities, as applicable), in each case to the extent then known. Subject to Section 6.2(b), the Company shall include in each such Piggyback Registration all Registrable Securities held by Demand Shareholders (a “Piggyback Seller”) with respect to which the Company has received written requests (which written requests shall specify the number of Registrable Securities requested to be disposed of by such Piggyback Seller) for inclusion therein within ten (10) business days after such Piggyback Notice is received by such Piggyback Seller.
(b) If, in connection with a Piggyback Registration that involves an Underwritten Offering, the lead managing underwriter(s) advise(s) the Company that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by (w) the Company, (x) other Persons who have sought to have shares of Common Stock registered in such Piggyback Registration pursuant to rights to demand (other than pursuant to so-called “piggyback” or other incidental or participation registration rights) such registration (such Persons being “Other Demanding Sellers”), (y) the Piggyback Sellers and (z) any other proposed sellers of shares of Common Stock (such Persons being “Other Proposed Sellers”), as the case may be, would materially and adversely affect the success thereof, then the Company shall include in the registration statement applicable to such Piggyback Registration only such securities as the Company is so advised by such lead managing underwriter(s) can be sold without such an effect, as follows and in the following order of priority:
(i) if the Piggyback Registration relates to an offering for the Company’s own account, then (A) first, such number of shares of Common Stock (or other securities, as applicable) to be sold by the Company as the Company, in its reasonable judgment, shall have determined, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, (C) third, shares of Common Stock sought to be registered by Other Demanding Sellers, pro rata on the basis of the number of shares of Common Stock proposed to be sold by such Other Demanding Sellers and (D) fourth, other shares of Common Stock proposed to be sold by any Other Proposed Sellers; or
(ii) if the Piggyback Registration relates to an offering other than for the Company’s own account, then (A) first, such number of shares of Common Stock (or other securities, as applicable) sought to be registered by each Other Demanding Seller pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the number of Registrable Securities proposed to be sold by such Piggyback Sellers, (C) third, shares of Common Stock to be sold by the Company and (D) fourth, other shares of Common Stock proposed to be sold by any Other Proposed Sellers.
(c) For clarity, in connection with any Underwritten Offering under this Section 6.2 for the Company’s account, the Company shall not be required to include the Registrable Securities of a Piggyback Seller in the Underwritten Offering unless such Piggyback Seller accepts the terms of the underwriting as agreed upon between the Company and the lead managing underwriter(s), which shall be selected by the Company.
(d) If, at any time after giving written notice of its intention to register any shares of Common Stock (or other securities, as applicable) as set forth in this Section 6.2 and prior to the time the registration statement filed in connection with such Piggyback Registration is declared effective, the Company shall determine for any reason not to register such shares of Common Stock (or other securities, as applicable), the Company may, at its election, give written notice of such determination to the Piggyback Sellers within five (5) Business Days thereof and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggyback Registration; provided, that, if permitted pursuant to Section 6.1, the Demand Shareholders may continue the registration as a Demand Registration pursuant to the terms of Section 6.1.
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6.3 Shelf Registration Statement.
(a) Subject to the terms and conditions hereof, and further subject to the availability of Form S-3 to the Company, any of the Demand Shareholders may by written notice delivered to the Company (the “Shelf Notice”) require the Company to file as soon as reasonably practicable, and to use commercially reasonable efforts to cause to be declared effective by the Commission as soon as reasonably practicable after such filing date, a Form S-3, providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of an amount of Registrable Securities then held by such Demand Shareholders that equals or is greater than the Registrable Amount (the “Shelf Registration Statement”). To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), the Company shall file the Shelf Registration Statement in the form of an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) or any successor form thereto. If registering a number of Registrable Securities, the Company shall pay the registration fee for all Registrable Securities to be registered pursuant to an automatic shelf registration statement at the time of filing of the automatic shelf registration statement and shall not elect to pay any portion of the registration fee on a deferred basis. The Company may also amend an existing registration statement on Form S-3, including by post-effective amendment, in order to fulfill its obligations hereunder.
(b) Within five business (5) days after receipt of a Shelf Notice pursuant to Section 6.3(a), the Company will deliver written notice thereof to all other holders of Registrable Securities. Each other holder of Registrable Securities may elect to participate with respect to its Registrable Securities in the Shelf Registration Statement in accordance with the plan and method of distribution set forth, or to be set forth, in such Shelf Registration Statement by delivering to the Company a written request to so participate within five (5) days after the Shelf Notice is received by any such holder of Registrable Securities.
(c) Subject to Section 6.3(d), the Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise cease to be Registrable Securities.
(d) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the holders of Registrable Securities who elected to participate in the Shelf Registration Statement, to require such holders of Registrable Securities to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement during any Blackout Period. In the event of a Blackout Period under clause (ii) of the definition thereof, the Company shall deliver to the Demand Shareholders requesting registration a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that, in the good faith judgment of the Company, the conditions described in clause (ii) of the definition of Blackout Period are met. Such certificate shall contain an approximation of the anticipated delay. Upon notice by the Company to the Demand Shareholders of any such determination, each Demand Shareholder covenants that it shall, subject to Applicable Law, keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (ii)(y) of the definition of Blackout Period, promptly halt any offer, sale, trading or other Transfer by it or any of its Affiliates of any Registrable Securities for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Shelf Registration Statement, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed in writing by the Company, will deliver to the Company any copies then in the Demand Shareholder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.
(e) After the expiration of any Blackout Period and without any further request from a holder of Registrable Securities, the Company, to the extent necessary, shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter
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delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(f) At any time that a Shelf Registration Statement is effective, if any Demand Shareholder delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to sell all of part of its Registrable Securities included by it on the Shelf Registration Statement (a “Shelf Offering”), then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account, solely in connection with a Marketed Underwritten Shelf Offering, the inclusion of Registrable Securities by any other holders pursuant to this Section 6.3). In connection with any Shelf Offering that is an Underwritten Offering and where the plan of distribution set forth in the applicable Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters (a “Marketed Underwritten Shelf Offering”):
(i) such proposing Demand Shareholder(s) shall also deliver the Take-Down Notice to all other Demand Shareholders included on the Shelf Registration Statement and permit each such holder to include its Registrable Securities included on the Shelf Registration Statement in the Marketed Underwritten Shelf Offering if such holder notifies the proposing Demand Shareholder(s) and the Company within two (2) Business Days after delivery of the Take-Down Notice to such holder; and
(ii) if the lead managing underwriter(s) advises the Company and the proposing Demand Shareholder(s) that, in its opinion, the inclusion of all of the securities sought to be sold in connection with such Marketed Underwritten Shelf Offering would materially and adversely affect the success thereof, then there shall be included in such Marketed Underwritten Shelf Offering only such securities as the proposing Demand Shareholder(s) is advised by such lead managing underwriter(s) can be sold without such adverse effect, and such number of Registrable Securities shall be allocated in the same manner as described in Section 6.1(g). Except as otherwise expressly specified in this Section 6.3, any Marketed Underwritten Shelf Offering shall be subject to the same requirements, limitations and other provisions of this Article VI as would be applicable to a Demand Registration (i.e., as if such Marketed Underwritten Shelf Offering were a Demand Registration), including Section 6.1(e)(ii) and Section 6.1(g).
(g) Notwithstanding any other provision of this Agreement, if the requesting Demand Shareholder wishes to engage in a block sale (including a block sale off of a Shelf Registration Statement or an effective automatic shelf registration statement, or in connection with the registration of the Registrable Securities under an automatic shelf registration statement for purposes of effectuating a block sale), then notwithstanding the foregoing or any other provisions hereunder, no Demand Shareholder shall be entitled to receive any notice of or have its Registrable Securities included in such block sale.
(h) Any time that a Shelf Offering involves a Marketed Underwritten Shelf Offering, the Requesting Shareholder(s) shall select the investment banker(s) and manager(s) that will serve as managing underwriters (including which such managing underwriters will serve as lead or co-lead) and underwriters with respect to the offering of such Registrable Securities; provided, that such investment banker(s) and manager(s) shall be reasonably acceptable to the Company (such acceptance not to be unreasonably withheld, conditioned or delayed).
6.4 Withdrawal Rights. Any holder of Registrable Securities having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice, of not less than 2 business days, to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement (subject to the other terms and conditions of this Agreement). No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Company shall as promptly as practicable give each Demand Shareholder seeking
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to register Registrable Securities notice to such effect and, within five (5) days following the mailing of such notice, such Demand Shareholder still seeking registration shall, by written notice to the Company, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such five (5) day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof.
6.5 Hedging Transactions
(a) The provisions of this Agreement relating to the registration, offer and sale of Registrable Securities shall apply also to (i) any transaction which Transfers some or all of the economic risk of ownership of Registrable Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, margin loan, sale of exchangeable security or similar transaction (including the registration, offer and sale under the Securities Act of Registrable Securities pledged to the counterparty to such transaction or of securities of the same class as the underlying Registrable Securities by the counterparty to such transaction in connection therewith), and that the counterparty to such transaction shall be selected in the sole discretion of the Demand Shareholders and (ii) any derivative transactions in which a broker-dealer, other financial institution or unaffiliated Person (each, a “Hedging Counterparty”) may sell Registrable Securities covered by any prospectus and the applicable prospectus supplement including short sale transactions using Registrable Securities pledged by a Demand Shareholder or borrowed from the Demand Shareholder or others and Registrable Securities loaned, pledged or hypothecated to any such party (each, a “Hedging Transaction”); provided that the Demand Shareholder’s legal counsel has determined in its reasonable judgment (after good-faith consultation with counsel of the Company) that it is reasonably necessary to register under the Securities Act such Hedging Transaction. Any written information regarding the Hedging Transaction provided to the Company by a Hedging Counterparty for inclusion in any registration statement, prospectus or free writing prospectus filed pursuant to this Section 6.5 shall, for purposes of Section 6.9, be deemed to be written information provided by a Selling Shareholder for purposes of Section 6.9.
(b) If in connection with a Hedging Transaction, a Hedging Counterparty or any Affiliate thereof is (or may reasonably be considered) an underwriter or selling stockholder, then such Hedging Counterparty shall be required to provide customary indemnities to the Company regarding the plan of distribution and related matters.
6.6 Holdback Agreements.
(a) Walmart shall enter into customary agreements restricting the sale or distribution of Equity Securities of the Company (including sales pursuant to Rule 144 under the Securities Act) to the extent required by the lead managing underwriter(s) with respect to an applicable Underwritten Offering in which Walmart participates during the period commencing on the date of the request (which shall be no earlier than fourteen (14) days prior to the expected “pricing” of such Underwritten Offering) and continuing for not more than ninety (90) days after the date of the “final” prospectus (or “final” prospectus supplement if the Underwritten Offering is made pursuant to a Shelf Registration Statement), pursuant to which such Underwritten Offering shall be made. The Company shall not include Registrable Securities of any other Demand Shareholder in such an Underwritten Offering unless such other Demand Shareholder enters into a customary agreement restricting the sale or distribution of Equity Securities of the Company (including sales pursuant to Rule 144 under the Securities Act) if requested by the lead managing underwriter(s).
(b) If any Demand Registration or Shelf Offering involves an Underwritten Offering, the Company will not affect any sale or distribution of shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto) for its own account, within sixty (60) days (plus an extension period as may be proposed by the lead managing underwriter(s) for such Underwritten Offering to address FINRA regulations regarding the publication of research, or such shorter periods as the lead managing underwriter(s) may agree with the Company), after the effective date of such registration except as may otherwise be agreed between the Company and the lead managing underwriter(s) of such Underwritten Offering.
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6.7 Registration Procedures.
(a) If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 6.1, Section 6.2 or Section 6.3, the Company shall as expeditiously as reasonably practicable:
(i) prepare and file with the Commission a registration statement to effect such registration in accordance with the intended method or methods of distribution of such securities and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective pursuant to the terms of this Article VI; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided, further, that before filing such registration statement or any amendments thereto, the Company will furnish to the Demand Shareholders which are including Registrable Securities in such registration (“Selling Shareholders”), their counsel and the lead managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel, and other documents reasonably requested by such counsel, including any comment letter from the Commission, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such registration statement and each prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such registration statement or prospectus or any amendments or supplements thereto with respect to a Demand Registration to which the holders of a majority of Registrable Securities held by the Requesting Shareholder(s), their counsel or the lead managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with Applicable Law;
(ii) except in the case of a Shelf Registration Statement, prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to the terms of this Article VI, and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;
(iii) in the case of a Shelf Registration Statement, prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective and to comply in all material respects with the provision of the Securities Act with respect to the disposition of the Registrable Securities subject thereto for a period ending on the date on which all the Registrable Securities held by the Demand Shareholders cease to be Registrable Securities;
(iv) if requested by the lead managing underwriter(s), if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6.7(a)(iv) that are not, in the opinion of counsel for the Company, in compliance with Applicable Law;
(v) furnish to the Selling Shareholders and each underwriter, if any, of the securities being sold by such Selling Shareholders such number of conformed copies of such registration statement and of each amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act,
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in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholders and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Shareholders;
(vi) use commercially reasonable efforts to register or qualify or cooperate with the Selling Shareholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities covered by such registration statement under such other securities laws or “blue sky” laws of such jurisdictions as the Selling Shareholders and any underwriter of the securities being sold by such Selling Shareholders shall reasonably request, and to keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be kept effective and take any other action which may be necessary or reasonably advisable to enable such Selling Shareholders and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Shareholders, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (vi) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
(vii) use commercially reasonable efforts to cause such Registrable Securities (if such Registrable Securities are shares of Common Stock) to be listed on each securities exchange on which shares of Common Stock are then listed;
(viii) use commercially reasonable efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;
(ix) enter into such agreements (including an underwriting agreement) in form, scope and substance as is customary in underwritten offerings of shares of Common Stock by the Company and use its commercially reasonable efforts to take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the lead managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (B) if any underwriting agreement has been entered into, the same shall contain customary indemnification provisions and procedures with respect to all parties to be indemnified pursuant to Section 6.10, except as otherwise agreed by the holders of a majority of the Registrable Securities being sold and (C) deliver such documents and certificates as reasonably requested by the holders of a majority of the Registrable Securities being sold, their counsel and the lead managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to sub-clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;
(x) in connection with an Underwritten Offering, use commercially reasonable efforts to obtain for the underwriter(s) (A) opinions of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters and (B) “comfort” letters and updates thereof (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter) signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering the matters customarily covered in “comfort” letters in connection with underwritten offerings;
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(xi) make available for inspection by the Selling Shareholders, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or Representative retained in connection with such offering by such Selling Shareholders or underwriter (collectively, the “Inspectors”), any public non material financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary, or as shall otherwise be reasonably requested, to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Representative, underwriter, attorney, agent or accountant in connection with such registration statement; provided, however, that the Company shall not be required to provide any information under this Section 6.7(a)(xi) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing; unless prior to furnishing any such information with respect to clause (1) or (2) such Selling Shareholder requesting such information enters into, and causes each of its Inspectors to enter into, a confidentiality agreement on terms and conditions reasonably acceptable to the Company; provided, further, that each Selling Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by another Governmental Entity, give notice to the Company and allow the Company, at its expense, to undertake appropriate action seeking to prevent disclosure of the Records deemed confidential;
(xii) as promptly as practicable notify in writing the Selling Shareholders and the underwriters, if any, of the following events: (A) the filing of the registration statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (B) any request by the Commission or any other U.S. or state governmental authority for amendments or supplements to the registration statement or the prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (E) if at any time the representations and warranties of the Company contained in any mutual agreement (including any underwriting agreement) contemplated by Section 6.7(a)(ix) cease to be true and correct in any material respect; and (F) upon the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of any Selling Shareholder, promptly prepare and furnish to such Selling Shareholder a reasonable number of copies of a supplement to or an amendment of such registration statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(xiii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that, subject to the requirements of Section 6.7(a)(vi), the
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Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (xiii) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;
(xiv) cooperate with the Selling Shareholders and the lead managing underwriter(s) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under Applicable Law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the lead managing underwriter(s) or such Selling Shareholders may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;
(xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
(xvi) have appropriate officers of the Company prepare and make presentations at a reasonable number of “road shows” and before analysts and rating agencies, as the case may be, and other information meetings reasonably organized by the underwriters, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its commercially reasonable efforts to cooperate as reasonably requested by the Selling Shareholders and the underwriters in the offering, marketing or selling of the Registrable Securities; provided, however, that the scheduling of any such “road shows” and other meetings shall not unduly interfere with the normal operations of the business of the Company; and
(xvii) take all other actions reasonably requested by Walmart or the lead managing underwriter(s) to effect the intent of this Agreement.
(b) The Company may require each Selling Shareholder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Shareholder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by such registration statement.
(c) Each Selling Shareholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (D), (E) and (F) of Section 6.7(a)(xii), such Selling Shareholder shall forthwith discontinue such Selling Shareholder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.7(a)(xii), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus; provided, however, that the Company shall extend the time periods under Section 6.1(c) with respect to the length of time that the effectiveness of a registration statement must be maintained by the amount of time the holder is required to discontinue disposition of such securities.
(d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall:
(i) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;
(ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, at any time when the Company is subject to such reporting requirements; and
(iii) furnish to any holder of Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and
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such other reports and documents so filed or furnished by the Company with the Commission as such holder may reasonably request in connection with the sale of Registrable Securities without registration (in each case to the extent not readily publicly available).
6.8 Registration Expenses. All fees and expenses incident to the Company’s performance of its obligations under this Article VI, including (a) all registration and filing fees, including all fees and expenses of compliance with securities and “blue sky” laws (including the reasonable and documented fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 6.7(a)(vi)) and all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121, except in the event that Requesting Shareholders select the underwriters) (b) all printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by Walmart) and copying expenses, (c) all messenger, telephone and delivery expenses, (d) all fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions), (e) expenses of the Company incurred in connection with any “road show”, other than any expense paid or payable by the underwriters and (f) reasonable and documented fees and disbursements of one counsel for all holders of Registrable Securities whose Registrable Securities are included in a registration statement, which counsel shall be selected by, in the case of a Demand Registration, the Requesting Shareholders, in the case of a Shelf Offering, the Demand Shareholder(s) requesting such offering, or in the case of any other registration, the holders of a majority of the Registrable Securities being sold in connection therewith, shall be borne solely by the Company whether or not any registration statement is filed or becomes effective. In connection with the Company’s performance of its obligations under this Article VI, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties and the expense of any annual audit) and the expenses and fees for listing the securities to be registered on the primary securities exchange or over-the-counter market on which similar securities issued by the Company are then listed or traded. Each Selling Shareholder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Shareholder’s Registrable Securities pursuant to any registration.
6.9 Miscellaneous.
(a) Not less than five (5) Business Days before the expected filing date of each registration statement pursuant to this Agreement, the Company shall notify each holder of Registrable Securities who has timely provided the requisite notice hereunder entitling such holder to register Registrable Securities in such registration statement of the information, documents and instruments from such holder that the Company or any underwriter reasonably requests in connection with such registration statement, including a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). If the Company has not received, on or before the second Business Day before the expected filing date, the Requested Information from such holder, the Company may file the registration statement without including Registrable Securities of such holder. The failure to so include in any registration statement the Registrable Securities of a holder of Registrable Securities (with regard to that registration statement) shall not result in any liability on the part of the Company to such holder.
(b) The Company shall not grant to any Person any demand, piggyback or shelf registration rights the terms of which are senior to or conflict with the rights granted to Walmart hereunder without the prior written consent of Walmart. If Walmart provides such consent, Walmart and the Company shall amend this Agreement to grant Walmart any such senior demand, piggyback or shelf registration rights.
6.10 Registration Indemnification.
(a) The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Shareholder and its Affiliates and their respective officers, directors, members, stockholders, employees, managers and partners and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Shareholder or such other indemnified Person and the officers, directors, members, stockholders, employees, managers and partners of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter, from
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and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 6.10(a)) will reimburse each such Selling Shareholder, each of its Affiliates, and each of their respective officers, directors, members, stockholders, employees, managers and partners and each such Person who controls each such Selling Shareholder and the officers, directors, members, stockholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, each such underwriter and each such Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, except insofar as the same are caused by any information furnished in writing to the Company by any Selling Shareholder expressly for use therein.
(b) In connection with any registration statement in which a Selling Shareholder is participating, without limitation as to time, each such Selling Shareholder shall, severally and not jointly, indemnify the Company, its directors, officers and employees, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (without limitation of the preceding portions of this Section 6.10(b)) will reimburse the Company, its directors, officers and employees and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder for inclusion in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto. Notwithstanding the foregoing, no Selling Shareholder shall be liable under this Section 6.10(b) for amounts in excess of the gross proceeds (after deducting any underwriting discount or commission) received by such holder in the offering giving rise to such liability.
(c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis.
(d) In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that (A) there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party or (B) such action involves, or is reasonably likely to have an
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effect beyond, the scope of matters that are subject to indemnification pursuant to this Section 6.10, or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith)). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder.
(e) The indemnification provided for under this Agreement shall survive the Transfer of the Registrable Securities and the termination of this Agreement.
(f) If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Selling Shareholder shall be required to make a contribution in excess of the amount received by such Selling Shareholder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.
6.11 Free Writing Prospectuses. Walmart shall not use any “free writing prospectus” (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities pursuant to this Article VI without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, Walmart may use any free writing prospectus prepared and distributed by the Company.
6.12 Termination of Registration Rights. The rights granted pursuant to this Article VI shall terminate, as to any holder of Registrable Securities on the date the Company is acquired in a transaction approved by the Company’s Board (including, without limitation, through a merger, consolidation, stock purchase, or sale of all or substantially all of the Company’s assets) or the earlier to occur of (a) the date on which all Registrable Securities held by such holder have been disposed; (b) the date on which all Registrable Securities held by such holder may be sold without registration in compliance with Rule 144 without regard to volume limitations or other restrictions on transfer thereunder.
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ARTICLE VII

DEFINITIONS
7.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms will have the meanings set forth below :
“Affiliate” means, with respect to any person, any other person (for all purposes hereunder, including any entities or individuals) that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. It is expressly agreed that, for purposes of this definition, none of the Company or any of its subsidiaries is an Affiliate of Walmart or any of its subsidiaries (and vice versa).
“Agreement” has the meaning set forth in the preamble.
“Applicable Law” means, with respect to any Person, any federal, national, state, local, municipal, international, multinational or SRO statute, law, ordinance, secondary and subordinate legislation, directives, rule (including rules of common law), regulation, ordinance, treaty, Order, permit, authorization or other requirement applicable to such Person, its assets, properties, operations or business.
“Anti-Takeover Provisions” has the meaning set forth in Section 2.2(f).
“Antitrust Laws” has the meaning set forth in Section 2.2(d)(iii).
“Bankruptcy Exceptions” has the meaning set forth in Section 2.2(d)(i).
“Beneficial Owner”, “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance); provided that, except as otherwise specified herein, such calculations shall be made inclusive of all Warrant Shares subject to issuance pursuant to the Warrant. Solely for purposes of the standstill provisions set forth in Section 5.3 (and for the avoidance of doubt, not for purposes of the Exchange Act), immediately following the issuance of the Warrant, Walmart and its Affiliates will be treated as having Beneficial Ownership of all of the Warrant Shares.
“Blackout Period” means (i) any regular quarterly period during which directors and executive officers of the Company are not permitted to trade under the insider trading policy or similar policy of the Company then in effect and (ii) in the event that the Company determines in good faith that a registration of securities would (x) reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or (y) require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would adversely affect the Company in any material respect, a period of the shorter of the ending of the condition creating a Blackout Period and up to ninety (90) days; provided, that a Blackout Period described in this clause (ii) may not occur more than once in any period of six (6) consecutive months.
“Burdensome Action” has the meaning set forth in Section 4.3.
“Business Day” has the meaning set forth in Section 1.3.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” has the meaning set forth in the recitals.
“Company” has the meaning set forth in the preamble.
“control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” shall be construed accordingly.
“conversion” has the meaning set forth in the definition of Equity Securities.
“convertible securities” has the meaning set forth in the definition of Equity Securities.
“Demand” has the meaning set forth in Section 6.1(a).
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“Demand Registration” has the meaning set forth in Section 6.1(a).
“Demand Registration Statement” has the meaning set forth in Section 6.1(a).
“Demand Shareholder” means Walmart or any wholly owned subsidiary of Walmart, in either case that holds Registrable Securities.
“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto.
“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of (or other ownership or profit or voting interests in) such Person, and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination (clauses (ii) and (iii), collectively “convertible securities” and any conversion, exchange or exercise of any convertible securities, a “conversion”).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Form S-3” has the meaning set forth in Section 6.1(a).
“Free Writing Prospectus” has the meaning set forth in Section 6.7(a)(v).
“fully diluted basis” mean as of any time of determination, the number of shares of Common Stock which would then be outstanding assuming the complete exercise, exchange or conversion of all then outstanding convertible securities, options, rights, and warrants of the Company, provided that such amount shall not include any common stock issuable upon the vesting of contingent earnout shares or the exercise of warrants assumed in connection with the Company’s business combination with Hennessy Capital Acquisition Corp. IV.
“GAAP” has the meaning set forth in in Section 2.1(a).
“Governmental Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Entity, the giving of notice to or registration with any Governmental Entity or any other action in respect of any Governmental Entity.
“Governmental Entity” has the meaning set forth in Section 2.1(d)(iii).
“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.
“Hedging Counterparty” has the meaning assigned to such term in Section 6.5(a).
“Hedging Transaction” has the meaning assigned to such term in Section 6.5(a).
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“HSR Filing Date” has the meaning set forth in Section 3.1(b).
“Initial Antitrust Clearance” has the meaning set forth in Section 3.1(b).
“Initial Antitrust Filings” has the meaning set forth in Section 3.1(b).
“Initial Filing Transaction” has the meaning set forth in Section 3.1(b).
“Inspectors” has the meaning set forth in Section 6.7(a)(xi).
“Losses” has the meaning set forth in Section 6.10(a).
“Marketed Underwritten Shelf Offering” has the meaning set forth in Section 6.3(f).
“Order” means any judgment, decision, decree, order, settlement, injunction, writ, stipulation, determination or award issued by any Governmental Entity.
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“Other Antitrust Filings” has the meaning set forth in Section 3.1(b).
“Other Demanding Sellers” has the meaning set forth in Section 6.2(b).
“Other Proposed Sellers” has the meaning set forth in Section 6.2(b).
“Person” means an individual, company, corporation, partnership, limited liability company, trust, body corporate (wherever located) or other entity, organization or unincorporated association, including any Governmental Entity.
“Piggyback Notice” has the meaning set forth in Section 6.2(a).
“Piggyback Registration” has the meaning set forth in Section 6.2(a).
“Piggyback Seller” has the meaning set forth in Section 6.2(a).
“Records” has the meaning set forth in Section 6.7(a)(xi).
“Registrable Amount” means an amount of Registrable Securities having an aggregate value of at least $5 million (based on the anticipated offering price (as reasonably determined in good faith by the Company)), without regard to any underwriting discount or commission, or such lesser amount of Registrable Securities as would result in the disposition of all of the Registrable Securities Beneficially Owned by the applicable Requesting Shareholder(s); provided, that such lesser amount shall have an aggregate value of at least $2 million (based on the anticipated offering price (as reasonably determined in good faith by the Company)), without regard to any underwriting discount or commission.
“Registrable Securities” means any and all (i) Warrant or Warrant Shares, (ii) other stock or securities that Walmart or its subsidiaries may be entitled to receive, or will have received, pursuant to its ownership of the Warrant or Warrant Shares, in lieu of or in addition to shares of Common Stock, and (iii) Equity Securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) or (ii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities shall cease to be Registrable Securities when they (x) have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein, or (y) may be sold pursuant to Rule 144 without regard to volume limitations or other restrictions on transfer thereunder. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.
“Requested Information” has the meaning set forth in Section 6.9(a).
“Requesting Shareholders” has the meaning set forth in Section 6.1(a).
“Requisite Stockholder Approval” has the meaning set forth in Section 3.2(a).
“SEC Reports” has the meaning set forth in Section 2.1(b).
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Selling Shareholders” has the meaning set forth in Section 6.7(a)(i).
“Shelf Notice” has the meaning set forth in Section 6.3(a).
“Shelf Offering” has the meaning set forth in Section 6.3(f).
“Shelf Registration Statement” has the meaning set forth in Section 6.3(a).
“SRO” means any (i) “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act, (ii) other United States or foreign securities exchange, futures exchange, commodities exchange or contract market or (iii) other securities exchange.
“subsidiary” means, with respect to such person, any foreign or domestic entity, whether incorporated or unincorporated, of which (i) such person or any other subsidiary of such person is a general partner, (ii) at least a
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majority of the voting power to elect a majority of the directors or others performing similar functions with respect to such other entity is directly or indirectly owned or controlled by such person or by any one or more of such person’s subsidiaries, or (iii) at least fifty percent (50%) of the equity interests or which are is directly or indirectly owned or controlled by such person or by any one or more of such person’s subsidiaries.
“Take-Down Notice” has the meaning set forth in Section 6.3(f).
“Transaction Documents” means collectively this Agreement, the Warrant, the EV Agreement and any other agreement entered into by and among the parties and/or their Affiliates on the date hereof in connection with the transactions contemplated hereby or thereby, in each case, as amended, modified or supplemented from time to time in accordance with their respective terms.
“Transaction Litigation” has the meaning set forth in Section 3.1(e).
“Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.
“Walmart” has the meaning set forth in the preamble.
“Warrant” has the meaning set forth in Section 1.1.
“Warrant Issuance” has the meaning set forth in Section 1.1.
“Warrant Shares” has the meaning set forth in Section 1.1.
ARTICLE VIII

MISCELLANEOUS
8.1 Amendment. No amendment of any provision of this Agreement shall be effective unless made in writing and signed by a duly authorized officer of each party.
8.2 Waiver of Conditions. The conditions to any party’s obligation to consummate any transaction contemplated herein are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by Applicable Law. No waiver shall be effective unless it is in writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.
8.3 Counterparts. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Executed signature pages to this Agreement may be transmitted electronically by “pdf” file and such pdf files shall be deemed as sufficient as if actual signature pages had been delivered.
8.4 Governing Law; Submission to Jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Warrant shall be brought against either of the parties only in any state or federal court located in the State of Delaware located in the County of New Castle, Delaware. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of New Castle located in the State of Delaware (and each appellate court located in the State of Delaware or the applicable federal court of appeals) in connection with any such legal proceeding; (ii) agrees that each state and federal court located in the County of New Castle, Delaware shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of New Castle, Delaware any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court. Each of the parties irrevocably waive the right to a jury trial in connection with any legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement.
8.5 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt, (b) if sent by nationally recognized overnight air courier, one Business Day after mailing, (c) if sent by email, with a copy mailed on the same day in the manner provided in clauses (a) or (b) of this Section 8.5 when transmitted and receipt is confirmed, or (d) if otherwise
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actually personally delivered, when delivered. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company, to:

Canoo Inc.
15520 Highway 114, Suite 2C
Justin, Texas 76247
Attention: Legal Department
	Email:	legal@canoo.com
Hector Ruiz Hector.Ruiz@canoo.com
Ramesh Murthy Ramesh.Murhty@canoo.com

if to Walmart, to:

Name:		Walmart Inc.
Address:		702 SW 8th Street
Bentonville, AR 72712
Email:		WMLGLTRANSACTNOTICE@walmart.com
Attn:		General Counsel, Corporate
8.6 Entire Agreement, Etc. This Agreement (including the Schedules and Annexes hereto) and the other Transaction Documents, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. No party shall take, or cause to be taken, including by entering into agreements or other arrangements with provisions or obligations that conflict, or purport to conflict, with the terms of the Transaction Documents or any of the transactions contemplated thereby, any action with either an intent or effect of impairing any such other person’s rights under any of the Transaction Documents.
8.7 Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except that either party may transfer or assign, in whole or from time to time in part, to one or more of its direct or indirect wholly owned subsidiaries, its rights and/or obligations under this Agreement, but any such transfer or assignment shall not relieve the other party of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.
8.8 Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
8.9 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties (and any wholly owned subsidiary of Walmart to which an assignment is made in accordance with this Agreement) any benefits, rights, or remedies.
8.10 Specific Performance. The parties agree that failure of any party to perform its agreements and covenants hereunder, including a party’s failure to take all actions as are necessary on such party’s part in accordance with the terms and conditions of this Agreement to consummate the transactions contemplated hereby, will cause irreparable injury to the other party, for which monetary damages, even if available, will not be an adequate remedy. It is agreed that the parties shall be entitled to equitable relief including injunctive relief and specific performance of the terms hereof, without the requirement of posting a bond or other security, and each
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party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of a party’s obligations and to the granting by any court of the remedy of specific performance of such party’s obligations hereunder, this being in addition to any other remedies to which the parties are entitled at law or equity.
* * *
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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first herein above written.
CANOO INC.

By:
Name:
Title:

WALMART INC.

By:
Name:
Title:
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Schedule 5.1(a)
1. Basic Financial Information and Reporting.
A. As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company shall furnish Walmart with a balance sheet and equity capitalization table of the Company, as of the end of such fiscal year, a statement of income, a statement of stockholders’ equity, and a statement of cash flows of the Company and accompanying notes to the financial statements, for such year, all audited and prepared in accordance with GAAP consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by an audit report and opinion thereon by independent public accountants of national standing selected by the Board.
B. The Company shall furnish Walmart as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet and equity capitalization table of the Company as of the end of each such quarterly period , and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with GAAP consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. In order to facilitate Walmart’s compliance with its public reporting requirements, the Company shall deliver the financial statements described in this Schedule 5.1(a) to Walmart, together with a certification that, to the Company’s knowledge, (i) such interim financial statements are fairly stated, in all material respects, in accordance with GAAP for the periods presented, applied on the same basis as the Company’s audited financial statements as of and for the most recent fiscal year end, and reflect all adjustments necessary for a fair presentation of the interim financial statements, subject to the exceptions noted on an exhibit to such certification and (ii) that the Company has made available to Walmart the information required by Section 5.1 of this Agreement. In addition, to facilitate Walmart’s compliance with its public reporting requirements, the Company shall engage a nationally recognized accounting firm (the “Auditor”) to perform quarterly review procedures that result in the issuance of an independent accountant’s review report on the Company’s quarterly and year-to-date balance sheet and statement of operations for the periods ending March 31, June 30 and September 30; which reports shall be delivered within 45 days after the end of the quarter for with the report pertains. In order to facilitate Walmart’s compliance with its public reporting requirements, the Company’s chief financial officer and chief accounting officer shall participate in one or more teleconferences with Representatives of Walmart each quarter to review the financial statements previously delivered and discuss significant transactions reflected for the period of the financial statements.
C. The Company shall furnish to Walmart at least sixty (60) days prior to the beginning of each fiscal year or as soon as otherwise available in the ordinary course of the Company’s budgeting process (and as soon as available, any subsequent written revisions thereto) a comprehensive operating budget forecasting the Company’s revenues, expenses, net income/loss and cash position on a month-to-month basis for the upcoming fiscal year (a “Budget”). Each Budget shall be prepared in accordance with United States generally accepted accounting principles consistently applied (except as noted thereon).
D. All financial information and budgets required under clauses (A) and (B) above shall consist of consolidated financial statements (consolidating the Company and its subsidiaries) unless GAAP provides otherwise.
E. As soon as reasonably practicable, and in any event within 15 business days after the issuance of the report, the Company shall furnish to Walmart any 409A valuation reports that it prepares or causes to be prepared.
2. Inspection Rights. Walmart shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable business times, with reasonable advance notice and no more often than Quarterly.
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ANNEX A

Form of Warrant
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Annex A-2
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.
THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A WARRANT ISSUANCE AGREEMENT, DATED AS OF JULY 11, 2022, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND WALMART INC., A DELAWARE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE
CANOO INC.

WARRANT TO PURCHASE COMMON STOCK
Number of shares of Common Stock: 61,160,011
Date of Issuance: July 11, 2022 (“Issuance Date”)
CANOO INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WALMART INC., a Delaware corporation, the registered holder hereof (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof and any additional Warrants to purchase Common Stock issued pursuant to Section 3, the “Warrant”), at any time or times on or after the Issuance Date but only with respect to the portion of the Warrant that has vested as of such time, but not after 11:59 p.m., Central Time, on the Expiration Date (as defined below). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16.
This Warrant is issued: (i) pursuant to and subject to the provisions of the Warrant Issuance Agreement dated as of the Issuance Date between the Holder and the Company (including any amendments thereto, the “Warrant Issuance Agreement”); and (ii) as a condition to the execution of the Electric Vehicle Agreement dated as of the Issuance Date by and between the Company and the Holder (including any amendments, addendums, exhibits, annexes, and POs issued thereunder, collectively, the “EV Agreement”).
1. VESTING. This Warrant shall vest and become exercisable as follows:
(i) 15,290,003 Warrant Shares will vest and become exercisable immediately on the Issuance Date.
(ii) Following the Issuance Date, the remaining Warrant Shares (“Revenue Vesting Shares”) will vest and become exercisable on a pro rata based on Total Walmart Generated Revenue in an amount proportional to $300 million, until aggregate Total Walmart Generated Revenue shall reach $300 million, at which time all Revenue Vesting Shares (and all Warrant Shares) shall have vested. For example, at such time as Total Walmart Generated Revenue from and after the Issuance Date shall have reached $30 million, 10% of the Revenue Vesting Shares shall have become vested and exercisable.
(iii) Promptly following the end of each calendar quarter until all Warrant Shares have vested, the Holder shall calculate the Total Walmart Generated Revenue generated by Walmart and its Affiliates during such calendar quarter (or, for the calendar quarter in which the Issuance Date occurred, since the Issuance Date) and provide notice to the Company thereof together with calculations that are sufficiently detailed to enable the Company to validate such determination (the “Revenue Notice”), and the Company shall account for any vesting of the Warrant Shares accordingly. If the Company delivers a Dispute Notice (as defined
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below) pursuant to subparagraph (iv) below with respect to the Revenue Notice, the Revenue Vesting Shares subject to dispute shall not become vested until such time it is determined pursuant to the terms and conditions hereof that the vesting conditions have been satisfied.
(iv) If the Company desires to dispute the determination in any such Revenue Notice (such dispute, a “Revenue Dispute”), the Company will provide written notice to the Holder within ten (10) Business Days following receipt of the Revenue Notice, with reasonable supporting detail of the basis for dispute (a “Dispute Notice”). The parties shall have twenty (20) Business Days following receipt of the Dispute Notice to work together in good faith to resolve any such dispute (the “Resolution Period”). In the event that the parties resolve the Revenue Dispute during the Resolution Period, the Warrant Shares subject to vesting in accordance with such resolution shall become immediately vested on the date of such resolution. In the event the parties are unable to resolve the Revenue Dispute within the Resolution Period, either the Company or the Holder may, in its sole discretion, elect to commence mediation with a mediator to be mutually agreed upon the parties in good faith to resolve such dispute. The costs of the mediator shall be shared equally by the Company and the Holder, provided that if the mediator shall resolve the dispute substantially in the favor of either the Company or the Holder, the other shall bear all costs of the mediator.
2. EXERCISE OF WARRANT.
(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder at any time after the occurrence of the Applicable Stockholder Vote (and regardless of the outcome of such vote), but only to the extent vested, in whole or in part (except as provided under Section 3 below), by (i) delivery of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, and (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) (x) in cash by wire transfer of immediately available funds to an account designated by the Company (such manner of exercise, a “Cash Exercise”) and/or (y) without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant and payment of the Exercise Price in cash so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) equal to the product of (A) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (if payment of the Exercise Price were being made in cash) and (B) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”); provided that such product shall be rounded to the nearest whole Warrant Share. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by book entry position, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise by the date that is the earlier of (i) two (2) Trading Days after the delivery to the Company of the Exercise Notice and the Aggregate Exercise Price (the “Exercise Delivery Documents”), and (ii) the number of Trading Days comprising a standard settlement period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Exercise Delivery Documents (or if requested by Holder the date the Warrant Shares are transferred to the name of the Holder by book entry position by the Transfer Agent), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised.
(b) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares to be issued shall be rounded to the nearest whole number.
(c) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum
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sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
(d) Delivery of a New Warrant. The Holder shall not be required to surrender this Warrant to the Company for cancellation until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case the Holder shall surrender this Warrant within three (3) Business Days of the date on which the final Exercise Notice is delivered to the Company. Partial exercise of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. Notwithstanding the foregoing, if this Warrant has been exercised in part the Company shall, at the request of the Holder and upon surrender of this Warrant certificate, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
(e) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
(f) Exercise Price. For purposes of this Warrant, “Exercise Price” means $2.15 per Warrant Share, subject to adjustment as provided herein.
(g) Exercise Restriction. Notwithstanding anything herein to the contrary, in no event shall the Company issue more than 53,852,492 shares of Common Stock in respect of this Warrant unless and until the Company shall have obtained the Requisite Stockholder Approval (as such term is defined in the Warrant Issuance Agreement); provided, that in lieu of any Shares which would have been issued in connection with a valid exercise of this Warrant but for the application of this Section 2(g) (such Shares, the “Excess Shares”), the Company shall pay to the Holder an amount in cash equal to the product of: (i) the excess of (x) the 30-Day VWAP as of the day immediately preceding the applicable exercise date and (y) the Exercise Price, times (ii) the number of Excess Shares. Any cash amounts due pursuant to the foregoing sentence shall be paid by the Company by wire transfer of immediately available funds on or prior to the Warrant Share Delivery Date applicable to such exercise and following such payment the Company shall cease to have any further obligations in respect of the portion of the Warrant relating to such Excess Shares.
3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.
(a) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall at any time or from time to time (a) declare, order, pay or make a dividend or make a distribution on Common Stock in additional shares of Common Stock, (b) split, subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be proportionately adjusted so that the Holder immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time). In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision,
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combination or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined pursuant to the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time); provided that such product shall be rounded to the nearest whole Warrant Share.
(b) Certain Issuances of Common Stock or Convertible Securities. If the Company shall at any time or from time to time issue shares of Common Stock (or rights or warrants or any other securities or rights exercisable or convertible into or exchangeable for shares of Common Stock (collectively, a “conversion”)), including through distributions on outstanding securities (collectively, “Convertible Securities”) (other than in Permitted Transactions or transactions to which the adjustments set forth in Section 3(a) are applicable), without consideration or at a consideration per share (or having a conversion price per share) that is less than the Exercise Price then in effect (the date of such issuance, the “Pricing Date”) then, in such event:
(A) the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the Pricing Date (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (I) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of additional shares of Common Stock issued (or into which Convertible Securities may be converted) and (II) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the Pricing Date and (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration in respect of such issuance of shares of Common Stock (or Convertible Securities) would purchase at the Market Price of Common Stock immediately prior to the Pricing Date; and
(B) the Exercise Price payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price in effect immediately prior to the Pricing Date by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately prior to the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant was exercisable by its terms at such time), and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of this Warrant in full immediately after the adjustment pursuant to clause (A) above (disregarding whether or not this Warrant is exercisable by its terms at such time).
For purposes of this Section 3(b), “Permitted Transactions” shall include (a) issuances of shares of Common Stock (including upon exercise of options) to directors, advisors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board of Directors, (b) issuances of shares of Common Stock in a Qualified Financing, (c) issuance of the Company’s equity interests upon exercise of warrants or options, or conversion of outstanding equity interests, outstanding as of the Issuance Date, (d) any sale of the Company’s equity interests pursuant to a registered public offering, (e) sales of Common Stock in transactions deemed to be “at-the-market” sales pursuant to Rule 415 of the Securities Act, including any sales pursuant to the standby equity purchase agreement, dated as of May 10, 2022, between the Company and YA-II PN, Ltd., (f) issuance of shares of Common Stock as payment to Company vendors and suppliers, or issuances to secure such payment obligations, and (g) issuance of Common Stock issuable upon exercise of this Warrant. For the avoidance of doubt, except in connection with any transaction described in Section 3(a), no adjustment pursuant to this Section 3(b) shall be made to an applicable Exercise Price or number of related Warrant Shares in the case of the issuance of Common Stock or Convertible Securities at a consideration per share (or having a conversion or exercise price per share) that is equal to or greater than such Exercise Price. Any adjustment made pursuant to this Section 3(c) shall become effective immediately upon the date of such issuance. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Warrant Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 3(b)
(c) Distributions. If the Company, at any time while this Warrant is outstanding, declares or makes any dividend or distributes to holders of shares of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends or property) or rights or warrants to subscribe for or purchase any security (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction other than dividends or distributions pursuant to Section 3(a)) (a “Distribution”), then the Holder will be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock
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acquirable upon exercise of the Warrant solely to the extent exercisable immediately before the date as of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.
4. SALE OR LIQUIDATION TRANSACTION. Upon the occurrence of a Change of Control, liquidation, or similar event with respect to the Company, (a) the portion of the Warrant that is vested at the time of such event shall be deemed automatically exercised immediately prior to such event and all amounts payable with respect to the Common Stock shall include the Warrant Shares resulting from such exercise (less the applicable Aggregate Exercise Price). and (b) the portion of the Warrant that is unvested at the time of such event shall remain outstanding and assumed by the successor entity. Notwithstanding the foregoing, in the event the Change of Control, liquidation, or similar event could negatively impact the Holder’s ability to earn Warrant Shares, including without limitation by adversely impacting in any respect the potential amount of Total Walmart Generated Revenue, the portion of the Warrant that remains unvested, if any, at the time of such event shall accelerate and fully vest immediately prior thereto.
5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. The Holder, solely in such Person’s capacity as the Holder of this Warrant, shall not be entitled to vote or receive distributions or be deemed a holder of Common Stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any company action (whether any reorganization, issue of shares, reclassification of shares, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive distributions or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
6. REISSUANCE OF WARRANTS.
(a) Restrictions on Transfer. The Holder may not sell, exchange, assign, pledge, hypothecate, gift or otherwise transfer, dispose of or make or permit any indirect transfer of this Warrant without the prior written consent of the Company’s board of directors; provided, however, that the Holder may assign this Warrant to any of its Affiliates without such prior written consent.
(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant.
7. FACILITATION OF SALES UNDER RULE 144. For as long as the Holder or any Permitted Transferee owns any Warrant Shares, to the extent it shall be required to do so under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), and submit all required Interactive Data Files (as defined in rules and regulations promulgated by the SEC), and the Company shall, and shall procure any relevant third party to, take such further necessary action required from time to time to enable the Holder to sell its Warrant Shares (including, without limitation, for the purpose of the removal of any restrictive legend on the Warrant Shares, such as by providing an opinion letter from the Company’s counsel to the Holder or any relevant transfer agent) as from the first Business Day after the delivery of the Exercise Delivery Documents, without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act.
8. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the
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Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
9. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
10. REMEDIES. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
11. NOTICES. To be effective, any notice, consent, or communication required or permitted to be given in connection with this Warrant must be in writing and personally delivered or sent by messenger, overnight courier, electronic mail, or certified mail and addressed as set forth below. All notices, consents, and communications are deemed delivered and received by the receiving party (a) if personally delivered or delivered by messenger, on the date of delivery or on the date delivery was refused, (b) if delivered by electronic mail, upon receipt of confirmation of the party transmitting such electronic mail, or (c) if delivered by overnight courier or certified mail, on the date of delivery as established by the return receipt, courier service confirmation, or similar documentation (or the date on which the courier or postal service, as the case may be, confirms that acceptance of delivery was refused or undeliverable). Each notice shall be addressed as follows:
If to the Company:
Canoo Inc.
15520 Highway 114, Suite 2C
Justin, Texas 76247
Attention: Legal Department
Email:	legal@canoo.com
Hector Ruiz Hector.Ruiz@canoo.com
Ramesh Murthy Ramesh.Murhty@canoo.com
If to the Holder:
Walmart Inc.
702 S.W. 8th Street
Bentonville, AR 72716
Attention: Corporate Development and M&A Legal
Email:	transactionnotices@walmartlegal.com
Michael Guptan Michael.Guptan@walmart.com
Zuzana Gajduskova ZGajduskova@walmart.com
Harsha Pakhal Harsha.Pakhal@walmart.com
12. AMENDMENT AND WAIVER. Except as otherwise provided herein, neither the Company nor the Holder shall amend this Warrant, take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the other party.
13. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Delaware (without giving effect to any choice of law or conflict of law provision or rule).
14. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.
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15. SUBMISSION TO JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Warrant shall be brought against either of the parties only in any state or federal court located in the State of Delaware located in the County of New Castle, Delaware. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of New Castle located in the State of Delaware (and each appellate court located in the State of Delaware or the applicable federal court of appeals) in connection with any such legal proceeding; (ii) agrees that each state and federal court located in the County of New Castle, Delaware shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of New Castle, Delaware any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court. Each of the parties irrevocably waive the right to a jury trial in connection with any legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement.
16. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:
(a) “30-Day VWAP” means, as of any date, the volume weighted average price per share of the Common Stock on the Principal Trading Market (as reported by Bloomberg L.P. (or its successor) or, if not available, by another authoritative source mutually agreed by the Holder and the Company) from 9:30 a.m. (New York City time) on the Trading Day that is thirty (30) Trading Days preceding such date to 4:00 p.m. (New York City time) on the last Trading Day immediately preceding such date.
(b) “Applicable Stockholder Vote” means the first duly convened meeting of the stockholders of the Company at which a resolution for the purpose of obtaining the Requisite Stockholder Approval (as such term is defined in the Warrant Issuance Agreement) is presented to the stockholders and voted upon, regardless of the outcome of such vote.
(c) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
(e) “Cash Exercise” has the meaning set forth in Section 2(a).
(f) “Cashless Exercise” has the meaning set forth in Section 2(a).
(g) “Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the 30-Day VWAP as of the day immediately preceding such exercise date over (y) the Exercise Price, and (ii) the denominator of which is the 30-Day VWAP as of the day immediately preceding such exercise date.
(h) “Common Stock” means (i) the Company’s Common Stock, $.0001 par value per share, and (ii) any stock into which such Common Stock shall have been changed or any stock resulting from a reclassification of such Common Stock.
(i) “Company Capitalization” means the sum of: (1) all shares of capital stock of the Company (on an as-converted basis) issued and outstanding, assuming exercise or conversion of all outstanding vested and unvested options, warrants and other convertible securities: and (2) all shares of Common Stock of the Company reserved and available for future grant under any equity incentive or similar plan of the Company, and/or any equity incentive or similar plan to be created or increased in connection with the Qualified Financing, as applicable.
(j) “Expiration Date” means the date 10 years after the Issuance Date or, if such date falls on a day other than a Business Day, the next Business Day (the “Initial Expiration Date”), provided that if all Warrant Shares shall not have vested on such Initial Expiration Date and the Company is continuing to recognize Total Walmart Generated Revenue at such time, the Expiration Date shall be extended an
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additional sixty (60) calendar days following the end of the calendar quarter in which such Initial Expiration Date occurred to permit the determination of Total Walmart Generated Revenue through the Initial Expiration Date and the associated vesting of Revenue Vesting Warrants in accordance with Section 1 hereof.
(k) “Net Revenue” means gross sales less discounts, returns, allowances and sales tax.
(l) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(m) “Principal Trading Market” means the trading market on which the Common Stock is primarily listed on and quoted for trading, and which, as of the Issue Date is The NASDAQ Capital Market
(n) “Qualified Financing” means the first transaction or series of related transactions during each successive 24-month period following the Issuance Date in which the Company sells and issues Common Stock or similar securities primarily for the purpose of raising capital in an amount not exceeding the lesser of: (x) $100,000,000 and (y) 10% of the Company Capitalization at the time of such transaction. For clarity purposes, any transaction or series of related transactions in which the Company sells and issues Common Stock or similar securities primarily for the purpose of raising capital which is not a Qualified Transaction or otherwise not a Permitted Transaction shall be subject to the provisions of Section 3(b) hereof.
(o) “Total Walmart Generated Revenue” shall include all Net Revenue to Canoo or its Affiliates enabled by Walmart or its Affiliates, including without limitation Net Revenue to Canoo or its Affiliates under the EV Agreement or any other agreement with Walmart or its Affiliates and Net Revenue attributable to any products or services offered by Walmart or its Affiliates related to Canoo or its Affiliates.
(p) “Trading Day” means a day on which the Principal Trading Market is open for trading. If the Common Stock is not listed on any Trading Market, then “Trading Day” means Business Day.
(q) “Trading Market” means the Nasdaq Global Select Market or the market or exchange on which the Common Stock is listed or quoted for trading on the date in question.
(r) “Transfer Agent” means the Company and any successor transfer agent of the Company.
(s) “Warrant Shares” means fully paid and nonassessable shares of Common Stock of the Company as adjusted from time to time as contemplated herein.
[Signature Page Follows]
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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.
CANOO INC.
By:	/s/ Tony Aquila
Name:	Tony Aquila
Title:	CHAIRMAN & CEO
WALMART INC.
By:	/s/ Michael Guptan
Name:	Michael Guptan
Title:	Senior Vice President – Corporate Development
[Signature Page to Warrant]
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Exhibit A
EXERCISE NOTICE
To: Canoo Inc.	Dated:
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 2 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Holder.
Number of shares of Common Stock with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price pursuant to the Cashless Exercise provisions of Section 2(a) of the Warrant, if any):

Method of Payment of Exercise Price (note if Cashless Exercise or cash exercise pursuant to Section 2(a) of the Warrant):

Aggregate Exercise Price:
IN WITNESS WHEREOF, the undersigned has caused this Exercise Notice to be executed on the day and year first above written.

[Printed or Typed Entity Name]
By:
(Signature)
Name:
Title:
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Annex B-1
STANDBY EQUITY AGREEMENT
THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of May 10, 2022 is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and CANOO INC., a company incorporated under the laws of the State of Delaware (the “Company”).
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $250 million of the Company’s shares of common stock, par value $0.0001 per share (the “Common Shares”); and
WHEREAS, the Common Shares are listed for trading on the Nasdaq Stock Market under the symbol “GOEV;” and
WHEREAS, the offer and sale of the Common Shares issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.
NOW, THEREFORE, the parties hereto agree as follows:
Article I. Certain Definitions
Section 1.01 “Additional Shares” shall have the meaning set forth in Section 2.01(d)(ii).
Section 1.02 “Adjusted Advance Amount” shall have the meaning set forth in Section 2.01(d)(i).
Section 1.03 “Advance Date” shall mean the 1st Trading Day after expiration of the applicable Pricing Period for each Advance.
Section 1.04 “Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance that the Company desires to issue and sell to the Investor.
Section 1.05 “Advance Notice Date” shall mean each date the Company delivers (in accordance with Section 2.01(b) of this Agreement) to the Investor an Advance Notice, subject to the terms of this Agreement.
Section 1.06 “Advance Shares” shall mean the number of Common Shares that the Company desires to issue and sell to the Investor as requested by the Company in an Advance Notice.
Section 1.07 “Advances” shall mean any issuance and sale from the Company to the Investor pursuant to Article II hereof.
Section 1.08 “Agreement” shall have the meaning set forth in the preamble of this Agreement.
Section 1.09 “Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.
Section 1.10 “Basket” shall have the meaning set forth in Section 5.04.
Section 1.11 “Black Out Period” shall have the meaning set forth in Section 6.01(e)
Section 1.12 “Closing” shall have the meaning set forth in Section 2.02.
Section 1.13 “Commitment Amount” shall mean $250,000,000 of Common Shares, provided that, the Company shall not affect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 19.9% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”) provided
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further that, the Exchange Cap will not apply (a) if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market or (b) as to any Advance, if the Purchase Price of Shares in respect of such Advance equals or exceeds $3.81 per share (which represents the lower of (i) the Nasdaq Official Closing Price on the Trading Day immediately preceding the date of this Agreement; or (ii) the average Nasdaq Official Closing Price for the five Trading Days immediately preceding the date of this Agreement).
Section 1.14 “Commitment Shares” shall have the meaning set forth in Section 12.04
Section 1.15 “Commitment Period” shall mean the period commencing on the date hereof and expiring upon the date of termination of this Agreement in accordance with Section 10.01.
Section 1.16 “Common Shares” shall have the meaning set forth in the recitals of this Agreement.
Section 1.17 “Company” shall have the meaning set forth in the preamble of this Agreement.
Section 1.18 “Company Indemnitees” shall have the meaning set forth in Section 5.02.
Section 1.19 “Condition Satisfaction Date” shall have the meaning set forth in Section 7.01.
Section 1.20 “Environmental Laws” shall have the meaning set forth in Section 4.13.
Section 1.21 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
Section 1.22 “Exchange Cap” shall have the meaning set forth in Section 1.13
Section 1.23 “Excluded Day” shall have the meaning set forth in Section 2.01(d)(i).
Section 1.24 “Hazardous Materials” shall have the meaning set forth in Section 4.13.
Section 1.25 “Indemnified Liabilities” shall have the meaning set forth in Section 5.01.
Section 1.26 “Investor” shall have the meaning set forth in the preamble of this Agreement.
Section 1.27 “Investor Indemnitees” shall have the meaning set forth in Section 5.01.
Section 1.28 “Market Price” shall mean the lowest daily VWAP of the Common Shares during the relevant Pricing Period, other than the daily VWAP on any Excluded Days.
Section 1.29 “Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.
Section 1.30 “Material Outside Event” shall have the meaning set forth in Section 6.08.
Section 1.31 “Maximum Advance Amount” in respect of each Advance Notice means $50,000,000.
Section 1.32 “Minimum Acceptable Price” or “MAP” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable.
Section 1.33 “OFAC” shall have the meaning set forth in Section 4.30.
Section 1.34 “Ownership Limitation” shall have the meaning set forth in Section 2.01(c)(i).
Section 1.35 “Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
Section 1.36 “Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.
Section 1.37 “Pre-Advance Date” shall have the meaning set forth in Section 2.05(b).
Section 1.38 “Pre-Advance Loan” shall have the meaning set forth in Section 2.05(b).
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Section 1.39 “Pricing Period” shall mean the three (3) consecutive Trading Days commencing on the Advance Notice Date.
Section 1.40 “Principal Market” shall mean the Nasdaq Global Select Market; provided however, that in the event the Company’s Common Shares are ever listed or traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, or the Nasdaq Capital Market, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Shares are then listed or traded.
Section 1.41 “Promissory Note” shall have the meaning set forth in Section 2.05(b).
Section 1.42 “Prospectus” means any prospectus (including, without limitation, all amendments and supplements thereto) used in connection with a Registration Statement.
Section 1.43 “Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any Prospectus Supplement to be filed in accordance with 0 hereof.
Section 1.44 “Purchase Price” shall mean the price per Share obtained by multiplying the Market Price by 97.5%.
Section 1.45 “Registrable Securities” shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.
Section 1.46 “Registration Limitation” shall have the meaning set forth in Section 2.01(c)(ii).
Section 1.47 “Registration Statement” shall mean a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.
Section 1.48 “Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.
Section 1.49 “Sanctions” shall have the meaning set forth in Section 4.30.
Section 1.50 “Sanctioned Countries” shall have the meaning set forth in Section 4.30.
Section 1.51 “SEC” shall mean the U.S. Securities and Exchange Commission.
Section 1.52 “SEC Documents” shall have the meaning set forth in Section 4.05.
Section 1.53 “Securities Act” shall have the meaning set forth in the recitals of this Agreement.
Section 1.54 “Settlement Document” shall have the meaning set forth in Section 2.02(a).
Section 1.55 “Shares” shall mean the Commitment Shares and the Common Shares to be issued from time to time hereunder pursuant to an Advance.
Section 1.56 “Subsidiaries” shall have the meaning set forth in Section 4.01.
Section 1.57 “Trading Day” shall mean any day during which the Principal Market shall be open for business.
Section 1.58 “Transaction Documents” shall have the meaning set forth in Section 4.02.
Section 1.59 “Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization,
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recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Shares, whereby the Company may sell Common Shares at a future determined price.
Section 1.60 “VWAP” means, for any Trading Day, the daily volume weighted average price of the Common Shares for such Trading Day on the Principal Market during regular trading hours as reported by Bloomberg L.P.
Article II. Advances
Section 2.01 Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Company, at its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, Common Shares by the delivery to the Investor of Advance Notices as provided herein.
(a) Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the satisfaction of all the conditions set forth in Section 7.01, and in accordance with the following provisions:
(i) The Company shall, in its sole discretion, select the amount of the Advance, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.
(ii) There shall be no mandatory minimum Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.
(b) Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A. An Advance Notice shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by email on or before 8:30 a.m. Eastern Time (or later if waived by the Investor in its sole discretion), or (ii) the immediately succeeding day if it is received by email after 8:30 a.m. Eastern Time, in each case in accordance with the instructions set forth on the bottom of Exhibit A.
(c) Advance Limitations. Regardless of the amount of an Advance requested by the Company in the Advance Notice, the final number of Shares to be issued and sold pursuant to an Advance Notice shall be reduced (if at all) in accordance with each of the following limitations:
(i) Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares the Investor currently beneficially owns. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any Common Shares under this Agreement which, when aggregated with all other Common Shares beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its affiliates (on an aggregated basis) to exceed 4.99% of the then outstanding voting power or number of Common Shares (the “Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but no later than the next business day on which the transfer agent for the Common Shares is open for business) confirm orally or in writing to the Investor the number of Common Shares then outstanding. In connection with each Advance Notice delivered by the Company, any portion of the Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such
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Advance Notice shall be deemed automatically modified to reduce the amount of the Advance requested by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(ii) Registration Limitation. In no event shall an Advance exceed the amount registered under the Registration Statement then in effect (the “Registration Limitation”) or the Exchange Cap, to the extent applicable. In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation or the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(d) Minimum Acceptable Price.
(i) With respect to each Advance Notice, the Company may notify the Investor of the MAP with respect to such Advance by indicating a MAP on such Advance Notice. If no MAP is specified in an Advance Notice, then no MAP shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a MAP, the VWAP of the Common Shares is below the MAP in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the amount of the Advance set forth in such Advance Notice by one-third (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price.
(ii) The total Shares in respect of each Advance (after reductions have been made to arrive at the Adjusted Advance Amount, if any) shall be automatically increased by such number of Common Shares (the “Additional Shares”) equal to the number of Common Shares sold by the Investor on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the MAP in effect with respect to such Advance Notice (without any further discount), provided that this increase shall not cause the total Advance to exceed the amount set forth in the original Advance Notice or any limitations set forth in Section 2.01(c).
(e) Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Laws and (ii) subject to Section 3.08 (Trading Activities), the Investor may sell Common Shares during the Pricing Period.
Section 2.02 Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below. The parties acknowledge that the Purchase Price is not known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price as set forth further below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:
(a) On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company, and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the Pricing Period (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties), in each case in accordance with the terms and conditions of this Agreement. The final number of Shares to be purchased by the Investor at the Closing for such Advance shall equal the sum of (i) the Adjusted Advance Amount which
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shall be purchased at the Purchase Price, plus (ii) the aggregate number of Additional Shares elected to be purchased by the Investor on Excluded Days during such Pricing Period (as contemplated by Section 2.01(d)(ii)) which shall be purchased at the applicable MAP.
(b) Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at The Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares pursuant to the Plan of Distribution set forth in the prospectus included in the Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).
(c) On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.
(d) Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.
Section 2.03 Hardship.
(a) In the event the Investor sells Common Shares of the Company after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.02, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
(b) In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
Section 2.04 Completion of Resale Pursuant to the Registration Statement. After the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment
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Amount pursuant to the Registration Statement, Investor will notify the Company that all subsequent resales are completed, and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement. The Company also shall have no further obligation to maintain the effectiveness of the Registration Statement after the 180th day following the earlier to occur of the latest Closing that has occurred or the termination of this Agreement in accordance with its terms.
Section 2.05 Pre-Advance Loans.
(a) From time to time, subject to the mutual consent of the parties, the Company may request, and the Investor shall provide, pre-advance loans (each, a “Pre-Advance Loan”) each in a principal amount to be agreed upon by the parties and evidenced by a promissory note duly executed on behalf of the Company on terms and conditions to be agreed by the parties. The closing of each Pre-Advance Loan shall take place on the date agreed upon by the parties (the date of the closing of each Pre-Advance Loan shall be referred to as the “Pre-Advance Date”)). On each Pre-Advance Date (i) the Investor shall pay to the Company the agreed upon principal amount of the Pre-Advance Loan in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested, and (ii) the Company shall deliver to the Investor a promissory note on terms and conditions to be agreed by the parties (each, a “Promissory Note”) in the principal amount of such Pre-Advance Loan, duly executed on behalf of the Company.
(b) First Pre-Advance Loan. The parties hereby agree that the Company may, at any time beginning on the date that the Registration Statement contemplated hereunder is first declared effective, and ending 45 days later, provided that the conditions precedent to a Pre-Advance Loan set forth in Section 2.05(c) are then satisfied, request the first Pre-Advance Loan in the principal amount of up to $50,000,000 from the Investor by providing a written notice of such request to the Investor (the “Request”). The closing of the first Pre-Advance Loan shall take place in two equal tranches of up to $25,000,000 each, as follows: (i) the Pre-Advance Date for the first tranche of the Pre-Advance Loan shall be the 30th Trading Day following the date of the Request, and (ii) the Pre-Advance Date for the second tranche of the Pre-Advance Loan shall be the 50th Trading Day following the date of the Request, or such earlier date as may be agreed by the Investor. On each Pre-Advance Date, subject to the satisfaction of the conditions precedent to a Pre-Advance Loan set forth in Section 2.05(c) as of such Pre-Advance Date, (i) the Investor shall pay to the Company the principal amount of the tranche of the Pre-Advance Loan set forth in the Request in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested, and (ii) the Company shall deliver to the Investor a Promissory Note in the principal amount of the tranche of the Pre-Advance Loan set forth in the Request in the form set forth as Exhibit C hereto.
(c) Conditions to First Pre-Advance Loan. The right of the Company to request the first Pre-Advance Loan, and the obligations of the Investor to advance to the Company the principal amount of the first Pre-Advance Loan on each Pre-Advance Date shall be subject to the timely performance by the Company of their obligations hereunder, and the satisfaction, unless waived by the Investor, as of the date of the Request and as of the Pre-Advance Date for the each tranche of the first Pre-Advance Loan, of each of the following conditions:
(i) Advance Notice Conditions. The satisfaction of all the conditions precedent to the right of the Company to deliver an Advance Notice set forth in Section 7.01(a), (d), (e), and (f) shall be satisfied.
(ii) Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell Common Shares issuable pursuant to Advance Notices and the market value of the Common Shares available thereunder (based on the average of the daily VWAP during the five Trading Days prior to the date of the Request) shall be no less than 1.5 times the principal amount of the Pre-Advance Loan.
(iii) Authority. The issuance of the Promissory Note in respect of the Pre-Advance Loan, and the performance by the Company thereunder, including, without limitation, the payment obligations, is legally permitted by all laws and regulations to which the Company is subject and is not in conflict with, or prohibited by, the organizational documents of the Company, or any contract, agreement, or arrangement with any third party.
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(iv) No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Primary Market. The Company shall have the capacity to issue such number of Common Shares with a market value (based on the average of the daily VWAP during the five Trading Days prior to the date of the Request) of no less than 1.5 times the principal amount of the Pre-Advance Loan without breaching the Exchange Cap. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Primary Market.
(v) Minimum Price. The market price of the Common Shares on the Principal Market is greater than $3.75 per share as measured by the average of the daily VWAP for each of the three consecutive Trading Days immediately prior to the date of determination.
(vi) Bring Down Certificate. The Investor shall have received on and as of the Pre-Advance Loan Date a certificate of an executive officer of the Company confirming that all of the representations and warranties of the Company in this Agreement are true and correct on and as of the Pre-Advance Loan Date, and that the Company has complied with all agreements and covenants and satisfied all other conditions on its part to be performed or satisfied hereunder at or prior to the Pre-Advance Closing Date.
(vii) Equity Raise. The Company shall have completed an equity capital raise after the date of this Agreement in which the Company received net proceeds of at least $125 million.
(viii) Prohibited Indebtedness. As of the date of determination, neither the Company, nor any of its Subsidiaries, shall have existing any Indebtedness (as defined in the Promissory Note) which would be prohibit indebtedness pursuant to Section 8(c) of the Promissory Note.
Article III. Representations and Warranties of Investor
The Investor hereby makes the following representations, warranties and covenants to the Company:
Section 3.01 Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, including all transactions contemplated, and to purchase or acquire Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor or its shareholders. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.
Section 3.02 Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.
Section 3.03 No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.
Section 3.04 Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold
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any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of Registrable Securities.
Section 3.05 Accredited Investor. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D.
Section 3.06 Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.
Section 3.07 Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
Section 3.08 No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) hedging transaction, which establishes a net short position with respect to the Common Shares that remains in effect as of the date of this Agreement.
Section 3.09 Resale of Shares. The Investor represents, warrants and covenants that it will resell the Shares only pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable federal and state securities laws, rules and regulations, or pursuant to an exception for the registration provisions of the Securities Act, if applicable.
Section 3.10 General Solicitation. The Investor is not purchasing or acquiring the Shares as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.
Article IV. Representations and Warranties of the Company
Except as set forth in the SEC Documents, or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:
Section 4.01 Organization and Qualification. Each of the Company and its Subsidiaries (as defined below) is an entity duly organized and validly existing under the laws of their respective jurisdiction of organization, and has the requisite power and authority to own its properties and to carry on its business as now being conducted.
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Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”
Section 4.02 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, any Promissory Note, and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders. This Agreement, a Promissory Note, and the other Transaction Documents to which it is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, any Promissory Notes, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
Section 4.03 Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.
Section 4.04 No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
Section 4.05 SEC Documents; Financial Statements. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within two years preceding the date hereof or amended after the date hereof, or filed after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act (including any Registration Statements filed hereunder), being hereinafter referred to as
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the “SEC Documents”). The Company has made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates (or, with respect to any filing that has been amended or superseded, the date of such amendment or superseding filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 4.06 Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.
Section 4.07 Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. Each Registration Statement and the offer and sale of Shares as contemplated hereby, if and when filed, will meet the requirements of Rule 415 under the Securities Act and shall comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus and any Issuer Free Writing Prospectus (as defined below) to which the Investor has consented.
Section 4.08 No Material Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and
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incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.
Section 4.09 Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.
Section 4.10 Equity Capitalization. As of the date hereof, the authorized capital of the Company consists of 510,000,000 shares of capital stock, of which 500,000,000 shares are designated common stock, par value $0.0001 per share, and 10,000,000 shares are undesignated preferred stock. As of the date hereof, the Company had 240,335,723 shares of common stock outstanding and no shares of preferred stock outstanding.
The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “GOEV.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.
Section 4.11 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no material claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and, except as would not cause a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.
Section 4.12 Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.
Section 4.13 Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating
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to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
Section 4.14 Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) have indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
Section 4.15 Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
Section 4.16 Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.
Section 4.17 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Documents as and when required.
Section 4.18 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
Section 4.19 [Reserved].
Section 4.20 Tax Status. Except as would not have a Material Adverse Effect, each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as would not have a Material Adverse Effect, the Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.
Section 4.21 Certain Transactions. Except as disclosed in the SEC Documents or as not required to be disclosed pursuant to Applicable Laws, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of
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real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.
Section 4.22 Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.
Section 4.23 Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.
Section 4.24 Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.
Section 4.25 Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.
Section 4.26 Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.
Section 4.27 [Reserved].
Section 4.28 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus will be made or reaffirmed without a reasonable basis or will be disclosed other than in good faith.
Section 4.29 Compliance with Laws. The Company and each of its Subsidiaries are in compliance with Applicable Laws; the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary, has not complied with Applicable Laws, or could give rise to a notice of non-compliance with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect on the business of the Company or the business or legal environment under which the Company operates.
Section 4.30 Sanctions Matters. Neither the Company nor any of its Subsidiaries (collectively, the “Entity”), nor any director, officer of the Company nor, to the knowledge of the Company, any employee, agent, affiliate or representative of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Cuba, Iran, North Korea, Sudan and
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Syria (the “Sanctioned Countries”)). The Entity will not, directly or, to its knowledge, indirectly, use the proceeds from the sale of Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, the Entity has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.
Article V. Indemnification
The Investor and the Company represent to the other the following with respect to itself:
Section 5.01 Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.
Section 5.02 Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with
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written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.
Section 5.03 Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.
Section 5.04 Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement for a period of three years. Notwithstanding anything to the contrary under this Agreement or Applicable Laws, no party shall be entitled to any indemnification pursuant to this Article V (other than claims for any damages resulting from fraud) until the aggregate amount of all such damages that would otherwise be indemnifiable to such party equals or exceeds $25,000 (the “Basket”), at which time such party shall be entitled to indemnification for the full amount of all damages (including all damages incurred prior to exceeding the Basket).
Section 5.05 Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.
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Article VI.
Additional Covenants
The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Article X pursuant to and in accordance with Article X:
Section 6.01 Registration Statement.
(a) Filing of a Registration Statement. The Company shall prepare and file with the SEC a Registration Statement, or multiple Registration Statements for the resale by the Investor of the Registrable Securities. The Company in its sole discretion may choose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.
(b) Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement that has been declared effective at all times during the Commitment Period, provided, however, that the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement to the extent permitted pursuant to Section 2.04. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
(c) Filing Procedures. The Company shall (A) permit counsel to the Investor an opportunity to review and comment upon (i) each Registration Statement at least three (3) Trading Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (B) shall reasonably consider any comments of the Investor and its counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Investor, without charge, to the extent permitted by Applicable Laws, (i) electronic copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company, unless otherwise requested by the Investor), (ii) after the same is prepared and filed with the SEC, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document to the extent such document is available on EDGAR).
(d) Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Investor copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information unless otherwise requested by the Investor), and (iv) comply with the provisions of the Securities Act with respect
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to the disposition of all Common Shares of the Company covered by such Registration Statement until such time as all of such Common Shares shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 6.01(d) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, provided that such report is not automatically incorporated by reference into the applicable Registration Statement), the Company shall file such report in a prospectus supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or otherwise promptly thereafter.
(e) Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this 0, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
Section 6.02 Suspension of Registration Statement.
(a) Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).
(b) No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares of the Company.
(c) Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 45 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.
Section 6.03 Listing of Common Shares. As of each Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.
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Section 6.04 Opinion of Counsel. Prior to the earlier of (i) the date of the delivery by the Company of the first Advance Notice, or (ii) the closing of a Promissory Note, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.
Section 6.05 Exchange Act Registration. The Company will use commercially reasonable efforts to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.
Section 6.06 Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) cause legal counsel for the Company to deliver to the transfer agent for the Common Shares (with a copy to the Investor) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law.
Section 6.07 Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.
Section 6.08 Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations disclosed in the SEC Documents, receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law; (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus; (vi) the Common Shares shall cease to be authorized for listing on the Principal Market; or (vii) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(d)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (vii), inclusive, a “Material Outside Event”).
Section 6.09 Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not effect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.02 hereof, and all Shares in connection with such Advance have been received by the Investor.
Section 6.10 Issuance of the Company’s Common Shares. The issuance and sale of the Common Shares hereunder shall be made in accordance with the provisions and requirements of Section 4(a)(2) of the Securities Act and any applicable state securities law.
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Section 6.11 Market Activities. The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company under Regulation M of the Exchange Act.
Section 6.12 Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, or (vii) filing fees of the SEC and the Principal Market.
Section 6.13 Current Report. The Company shall, not later than 9:00 a.m., New York City time, on the fourth business day after the date of this Agreement, file with the SEC a Current Report on Form 8-K disclosing the execution of this Agreement by the Company and the Investor (including any exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the SEC and shall give due consideration to all such comments. From and after the filing of the Current Report with the SEC, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares under the Registration Statement.
Section 6.14 Advance Notice Limitation. The Company shall not deliver an Advance Notice if a shareholder meeting or corporate action date, or the record date for any shareholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance.
Section 6.15 Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement.
Section 6.16 Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws.
Section 6.17 Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares.
Section 6.18 Selling Restrictions. (i) Except as expressly set forth below, the Investor covenants that from and after the date hereof through and including the Trading Day next following the expiration or termination of this Agreement as provided in Section 10.01 (the “Restricted Period”), none of the Investor any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) engage in any hedging transaction, which establishes a net short position with respect to the Common Shares, with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under
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Regulation SHO) the Shares; or (2) selling a number of Common Shares equal to the number of Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice but has not yet received from the Company or the Transfer Agent pursuant to this Agreement.
Section 6.19 Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person.
Section 6.20 No Variable Rate Transactions. The Company shall not effect or enter into an agreement to effect any Variable Rate Transaction for so long as any Promissory Note is outstanding, unless any outstanding Promissory Notes will be fully repaid in connection with such transaction.
Section 6.21 Material Non-Public Information. The Company covenants and agrees that, other than as expressly required by Section 6.08 hereof, or, with the Investor’s consent pursuant to Section 6.13, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act, or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public within a reasonable time period thereafter, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review. Unless specifically agreed to in writing, in no event shall the Investor have a duty of confidentiality or be deemed to have agreed to maintain information in confidence, with respect to the delivery of any Advance Notices.
Article VII.
Conditions for Delivery of Advance Notice
Section 7.01 Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance is subject to the satisfaction by the Company, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:
(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects.
(b) Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell all of the Common Shares issuable pursuant to such Advance Notice. The Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.
(c) Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice, or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.
(d) No Material Outside Event. No Material Outside Event shall have occurred and be continuing.
(e) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date.
(f) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.
(g) No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Principal Market and all of the Shares issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Principal Market.
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(h) Authorized. There shall be a sufficient number of authorized but unissued and otherwise unreserved Common Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice.
(i) Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.
(j) Consecutive Advance Notices. Except with respect to the first Advance Notice, the Company shall have delivered all Shares relating to all prior Advances.
Section 7.02 Conditions
Article VIII.
Non Exclusive Agreement
Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.
Article IX.
Choice of Law/Jurisdiction
This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.
Article X. Termination
Section 10.01 Termination.
(a) Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the 36-month anniversary of the date hereof or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount.
(b) The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Promissory Notes, or Advance Notices, the Common Shares under which have yet to be issued, and (ii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.
(c) Nothing in this Section 10.01 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article V shall survive termination hereunder.
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Article XI. Notices
Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) 5 days after being sent by U.S. certified mail, return receipt requested, (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A hereof) shall be:
If to the Company, to:	Canoo Inc.
19951 Mariner Avenue
Torrance, California 90503
	Attention:	Hector Ruiz
	Email:	hector.ruiz@canoo.com

With a copy to (which shall not constitute notice or delivery of process) to:	Canoo Inc.
19951 Mariner Avenue
Torrance, California 90503
	Attention:	Sean Yan
	Email:	sean.yan@canoo.com

If to the Investor(s):	YA II PN, Ltd.
1012 Springfield Avenue
Mountainside, NJ 07092
	Attention:	Mark Angelo
Portfolio Manager
	Telephone:	(201) 985-8300
	Email:	mangelo@yorkvilleadvisors.com

With a Copy (which shall not constitute notice or delivery of process) to:	David Fine, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
	Telephone:	(201) 985-8300
	Email:	legal@yorkvilleadvisors.com
Either may change its information contained in this Article XII by delivering notice to the other party as set forth herein.
Article XII. Miscellaneous
Section 12.01 Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Agreement.
Section 12.02 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.
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Section 12.03 Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.
Section 12.04 Commitment and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company has paid YA Global II SPV, LLC, a subsidiary of the Investor, a structuring fee in the amount of $10,000, and, on the date hereof, the Company will issue to the Investor an aggregate of 164,042 Common Shares (the “Commitment Shares”) as a commitment fee.
Section 12.05 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.
COMPANY:
Canoo Inc.

By:
Name:
Title:
INVESTOR:
YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager
	By:	Yorkville Advisors Global II, LLC Its:
	By:	General Partner
By:
	Name:	Mark Angelo
	Title:	Member
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Annex B-2
PRE-PAID ADVANCE AGREEMENT
THIS PRE-PAID ADVANCE AGREEMENT (this “Agreement”) dated as of July 20, 2022 is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and CANOO INC., a company incorporated under the laws of the State of Delaware (the “Company”).
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall have the right to purchase from the Company, from time to time as provided herein, and the Company shall issue and sell to the Investor, up to $300 million of the Company’s shares of common stock, par value $0.0001 per share (the “Common Shares”); and
WHEREAS, the Common Shares are listed for trading on the Nasdaq Stock Market under the symbol “GOEV;” and
WHEREAS, the offer and sale of the Common Shares issuable hereunder will be registered on the Company’s registration statement on Form S-3 (file No. 333-264842) under Section 5 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).
NOW, THEREFORE, the parties hereto agree as follows:
Article I. Certain Definitions
Section 1.01 “Advance” shall mean any purchase by the Investor of Advance Shares from the Company pursuant to this Agreement.
Section 1.02 “Advance Shares” shall mean the Common Shares that the Investor shall purchase from the Company, and the Company shall issue and sell to the Investor, hereunder.
Section 1.03 ”Agreement” shall have the meaning set forth in the preamble of this Agreement.
Section 1.04 ”Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.
Section 1.05 ”Base Prospectus” shall mean the Company’s prospectus dated May 19, 2022 forming a part of the Registration Statement.
Section 1.06 ”Basket” shall have the meaning set forth in Section 6.04.
Section 1.07 “Closing” shall have the meaning set forth in Section 3.02.
Section 1.08 ”Commitment Amount” shall mean $300,000,000 of Common Shares, provided that, the Company shall not affect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement (or any other transaction that is integrated with this Agreement) would exceed 19.9% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”) provided further that, the Exchange Cap will not apply (a) if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market or (b) as to any Advance, if the Purchase Price of Shares in respect of such Advance equals or exceeds $3.82 per share.
Section 1.09 ”Commitment Period” shall mean the period commencing on the date hereof and expiring upon the date of termination of this Agreement in accordance with Section 10.01.
Section 1.10 ”Common Shares” shall have the meaning set forth in the recitals of this Agreement.
Section 1.11 “Company” shall have the meaning set forth in the preamble of this Agreement.
Section 1.12 ”Company Indemnitees” shall have the meaning set forth in Section 6.02.
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Section 1.13 “Compulsory Advance(s)” shall have the meanings set forth in Section 3.01(h).
Section 1.14 ”Environmental Laws” shall have the meaning set forth in Section 5.13.
Section 1.15 ”Equity Conditions” shall, at the time the Company provides written notice to the Investor of a Compulsory Advance, mean that each of the following shall be satisfied:
(a) The Common Shares shall be listed for trading on the Principal Market and not subject to any trading suspension;
(b) The Common Shares to be issued by the Company to the Investor shall (i) have been registered with the SEC, (ii) be issued without restricted legends, (iii) not be subject to any restrictions on sale by the Investor; (iv) be registered under Section 12(b) of the Exchange Act and (v) shall have been approved for listing on the Principal Market, subject to official notice of issuance;
(c) The Registration Statement registering the Common Shares shall be effective and not subject to any suspension and such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The submission by the Company of a written notice of Compulsory Advance shall constitute a representation and warranty by the Company to the Investor, for which the Investor shall be entitled to rely, that the forging sentence is true and correct in all material respects;
(d) The Company has a sufficient number of authorized but unissued Common Shares to issue to the Investor pursuant to the Compulsory Advance;
(e) The Compulsory Advance shall not result in a violation of the Advance Limitations set forth in Section 3.01(b);
(f) The VWAP of the Common Shares at the time of issuance shall not be less than $1.00 per share;
(g) No Event of Default shall have occurred;
(h) No Material Outside Event shall exist;
(i) The Company shall have filed all reports and other documents required of it as a reporting company under the Exchange Act;
(j) There shall exist no impediments, delays or prohibitions to the Company issuing the Company shares required to be issued by the Company to the Investor pursuant to a Compulsory Advance;
(k) All Common Shares related to all prior Advances or Compulsory Advances shall have been received by the Investor; and
(l) The Purchase Price shall be equal to or higher than the Floor Price.
Section 1.16 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
Section 1.17 “Exchange Cap” shall have the meaning set forth in the definition of Commitment Amount.
Section 1.18 “Floor Price” means $1.00 per share.
Section 1.19 “Hazardous Materials” shall have the meaning set forth in Section 5.13.
Section 1.20 “Indemnified Liabilities” shall have the meaning set forth in Section 6.01.
Section 1.21 “Investor” shall have the meaning set forth in the preamble of this Agreement.
Section 1.22 “Investor Indemnitees” shall have the meaning set forth in Section 6.01.
Section 1.23 “Initial Registration Statement” shall have the meaning set forth in Section 7.01(a).
Section 1.24 “Market Price” shall mean the VWAP on the applicable date of determination.
Section 1.25 “Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of
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this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.
Section 1.26 “Material Outside Event” shall have the meaning set forth in Section 7.07.
Section 1.27 ”Maturity Date” shall have the meaning set forth in Section 2.03(b).
Section 1.28 “Maximum Advance Amount” in respect of each Request means $50,000,000 (or such greater amount that the parties may mutually agree), provided that the amount of such Request shall not (i) cause the aggregate of all Pre-Paid Advances to exceed $300 million, and (ii) when aggregated with all Pre-Paid Advances that are outstanding at the time of such Request, exceed $50,000,000.
Section 1.29 “Nasdaq Official Closing Price” means the closing price of a Common Share as reported on the “Historical NOCP” section of the web site Nasdaq.com for the ticker symbol “GOEV.”
Section 1.30 “OFAC” shall have the meaning set forth in Section 5.28.
Section 1.31 “Ownership Limitation” shall have the meaning set forth in Section 3.01(b)(i).
Section 1.32 “Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
Section 1.33 “Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.
Section 1.34 “Pre-Advance Date” shall have the meaning set forth in Section 2.01.
Section 1.35 “Pre-Paid Advance” shall have the meaning set forth in Section 2.01.
Section 1.36 ”Principal Market” shall mean the Nasdaq Global Select Market; provided however, that in the event the Company’s Common Shares are ever listed or traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, or the Nasdaq Capital Market, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Shares are then listed or traded.
Section 1.37 “Prospectus” means any prospectus (including, without limitation, all amendments and supplements thereto) used in connection with a Registration Statement.
Section 1.38 “Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any Prospectus Supplement to be filed in accordance with Section 7.01 hereof.
Section 1.39 ”Purchase Notice” shall have the meaning set forth in Section 3.01(a).
Section 1.40 ”Purchase Notice Date” shall mean each date the Investor delivers to the Company a Purchase Notice.
Section 1.41 “Purchase Price” shall mean the lower of (a) with respect to each Pre-Paid Advance, a price per share equal to 120% of the Market Price as of the Trading Day immediately prior to each Pre-Advance Date (the “Fixed Price”), or (b) 95% of the Market Price (the “Variable Price”) as of (y) the Trading Day immediately preceding each Purchase Notice Date or (z) the Trading Day on which the Company has delivered written notice of a Compulsory Advance in accordance with Section 3.01(h), as applicable, but in either case not lower than the Floor Price.
Section 1.42 “Redemption Premium” means 3% of the principal amount being redeemed.
Section 1.43 “Registration Statement” shall mean the Initial Registration Statement or another registration statement on a form promulgated by the SEC for which the Company then qualifies for the registration of the offer and sale of the Shares to be offered and sold by the Company to the Investor and the resale of such Shares by the Investor, as the same may be amended and supplemented from time to time and including any information
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deemed to be a part thereof pursuant to Rule 430B under the Securities Act and any successor registration statement filed by the Company with the SEC under the Securities Act on a form promulgated by the SEC for which the Company then qualifies and which form shall be available for the registration of the transactions contemplated hereunder.
Section 1.44 “Request” shall have the meaning set forth in Section 2.01.
Section 1.45 “Sanctions” shall have the meaning set forth in Section 5.28.
Section 1.46 “Sanctioned Countries” shall have the meaning set forth in Section 5.28.
Section 1.47 “SEC” shall mean the U.S. Securities and Exchange Commission.
Section 1.48 “SEC Documents” shall have the meaning set forth in Section 5.05.
Section 1.49 “Securities Act” shall have the meaning set forth in the recitals of this Agreement.
Section 1.50 “SEPA” shall have the meaning set forth in Section 2.03(e)(viii).
Section 1.51 “Shares” shall mean the Common Shares to be issued from time to time hereunder pursuant to an Advance.
Section 1.52 “Subsidiaries” shall have the meaning set forth in Section 5.01.
Section 1.53 “Trading Day” shall mean any day during which the Principal Market shall be open for business.
Section 1.54 “Transaction Documents” shall have the meaning set forth in Section 5.02.
Section 1.55 “Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) or (ii) issues or sells any equity or debt securities either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company. For the avoidance of doubt, the Company shall be permitted to enter into an “at the market offering” or other continuous offering or similar offering of Common Shares with a registered broker-dealer, whereby the Company may sell Common Shares at a future determined price; however, the Company shall not be permitted to execute any transactions under such agreement unless (i) the Market Price is below the Floor Price, or (ii) there is no balance outstanding under all prior Pre-Paid Advances.
Section 1.56 “VWAP” means, for any Trading Day, the daily volume weighted average price of the Common Shares for such Trading Day on the Principal Market during regular trading hours as reported by Bloomberg L.P.
Article II. Pre-Paid Advances
Section 2.01 Request for Pre-Paid Advance. The parties hereby agree that the Company may, at any time and from time to time during the Commitment Period, provided that the conditions precedent to a Pre-Paid Advance set forth in Section 2.02 are then satisfied, request a Pre-Paid Advance in an amount not to exceed the Maximum Advance Amount from the Investor by providing a written notice of such request to the Investor (the “Request”). The closing of each Pre-Paid Advance shall take place on or before the fifth business day following
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the date of such Request, or such earlier date as may be agreed by the Investor (the date of the closing of each Pre-Paid Advance shall be referred to as the “Pre-Advance Date”)). On each Pre-Advance Date, subject to the satisfaction of the conditions precedent to a Pre-Paid Advance set forth in Section 2.02 as of such Pre-Advance Date, the Investor shall pay to the Company an amount equal to 99% of the amount of the Pre-Paid Advance set forth in such Request in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested.
Section 2.02 Conditions Precedent to Each Pre-Paid Advance. The right of the Company to request a Pre-Paid Advance, and the obligations of the Investor to advance to the Company the amount of such Pre-Paid Advance on each Pre-Advance Date shall be subject to the timely performance by the Company of its obligations hereunder, and the satisfaction, unless waived by the Investor, as of the date of each Request and as of the Pre-Advance Date for each Pre-Paid Advance, of each of the following conditions
(a) Accuracy of Company’s Representation and Warranties. The representations and warranties of the Company set forth in Article V shall be true and correct in all material respects.
(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company. No Event of Default shall have occurred.
(c) No Defaults. The Company shall not be in material default, or alleged to be in material default, of any contractual obligations by any party.
(d) No Variable Rate Transaction. The Company shall not be party to any Variable Rate Transaction, except with respect to the Investor.
(e) No Material Adverse Effect. No Material Adverse Effect shall have occurred.
(f) No Material Outside Event. No Material Outside Event shall have occurred and be continuing.
(g) Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to sell Common Shares issuable pursuant to Purchase Notices and the market value of the Common Shares available thereunder (based on the average of the daily VWAP during the five Trading Days prior to the date of the Request) shall be equal to the amount of the Pre-Paid Advance.
(h) Authority. The delivery of the Request for such Pre-Paid Advance, and the performance by the Company hereunder, including, without limitation, the payment obligations, is legally permitted by all laws and regulations to which the Company is subject, is authorized by the Company’s Board of Directors and is not in conflict with, or prohibited by, the organizational documents of the Company, or any contract, agreement, or arrangement with any third party.
(i) No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Primary Market. The Company shall have the capacity to issue such number of Common Shares with a market value (based on the average of the daily VWAP during the five Trading Days prior to the date of the Request) of no less than 1.5 times the principal amount of the Pre-Paid Advance without breaching the Exchange Cap. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Primary Market.
(j) Prior Pre-Paid Advances. The balance outstanding under all prior Pre-Paid Advances shall be less than or equal to $10,000,000 (or such greater amount that the parties may mutually agree).
(k) Minimum Price. The market price of the Common Shares on the Principal Market is greater than $1.50 per share (or such lesser amount that the parties may agree in their respective discretion) as measured by the average of the daily VWAP for each of the three consecutive Trading Days immediately prior to the date of determination.
(l) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.
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(m) Bring Down Certificate. The Investor shall have received on and as of the Pre-Paid Advance Date a certificate of an executive officer of the Company confirming that all of the representations and warranties of the Company in this Agreement are true and correct on and as of the Pre-Paid Advance Date, and that the Company has complied with all agreements and covenants and satisfied all other conditions on its part to be performed or satisfied hereunder at or prior to the Pre-Advance Closing Date.
(n) Closing Statement. The Investor shall have received a letter, duly executed by an officer of the Company, setting forth wire transfer instructions of the Company for the payment of the amount of the Pre-Paid Advance and the amount to be paid by the Investor, which shall be 99% of the amount of the Pre-Paid Advance.
Section 2.03 Company’s Pre-Paid Advance Obligations.
(a) Interest. Interest shall accrue on the outstanding balance of any Pre-Paid Advance at a rate equal to an annual rate of 5%, provided that such rate shall increase to an annual rate of 15% for so long as any Event of Default remains uncured. Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.
(b) Maturity. The Company shall pay to the Investor an amount in cash representing any amount of a Pre-Paid Advance that remains outstanding, plus accrued and unpaid interest thereon, on the 15-month anniversary of the Pre-Advance Date of each Pre-Paid Advance (the “Maturity Date”).
(c) Triggering Date. If, any time after the Pre-Advance Date in respect of any Pre-Paid Advance, and from time to time thereafter, (i) the VWAP is less than the Floor Price for at least five (5) Trading Days during a period of 7 consecutive Trading Days, or (ii) the Company has issued substantially all of the Common Shares available under the Exchange Cap (the last such day of each such occurrence, a “Triggering Date”), then the Company shall make monthly repayments of amounts outstanding under such Pre-Paid Advance beginning on the 10th calendar day after the Triggering Date and continuing on the same day of each successive calendar month until the entire amount of such Pre-Paid Advance balance shall have been paid or until the payment obligation ceases in accordance with this section. Each monthly payment shall be in an amount equal to the sum of (i) the outstanding principal amount of such Pre-Paid Advance divided by the lower of (y) the number of months remaining until the Maturity Date of such Pre-Paid Advance, or (z) 5, and (ii) the Redemption Premium in respect of such amount, and (iii) accrued and unpaid interest in respect of such amount as of each payment date. The obligation of the Company to make monthly payments hereunder shall cease (with respect to any payment that has not yet come due) if any time after the Triggering Date (i) the Exchange Cap no longer applies, and (ii) the VWAP is greater than the Floor Price for a period of five (5) consecutive Trading Days, unless a subsequent Triggering Date occurs.
(d) Early Repayment. The Company at its option shall have the right, but not the obligation, to repay (“Optional Repayment”) early a portion or all amounts outstanding under a Pre-Paid Advance as described in this Section; provided that (i) at the time of notice, the VWAP of the Common Stock is less than the Fixed Price during a period of three (3) consecutive Trading Days immediately prior to such notice and (ii) the Company provides the Investor with at least 10 Trading Days’ prior written (each, a “Repayment Notice”) of its desire to exercise an Optional Repayment. Each Repayment Notice shall be irrevocable and shall specify the outstanding balance of the Pre-Paid Advance to be repaid. The “Repayment Amount” shall be equal to the outstanding principal balance being repaid by the Company, plus the Redemption Premium, plus all accrued and unpaid interest in respect of such principal amount. On the 11th Trading Day after the Repayment Notice, the Company shall deliver to the Investor the Repayment Amount in cash with respect to the principal amount being repaid after giving effect to any Advances effected during the applicable notice period.
(e) Events of Default. An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:
(i) the Company’s failure to pay to the Investor any amount of Pre-Paid Advances or other amounts when and as due and payable hereunder and such failure is not cured within 5 days following the Investor’s written notice to such effect;
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(ii) the Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences, or there shall be commenced against the Company or any subsidiary of the Company, any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company, in each case which remains un-dismissed for a period of 61 days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt pursuant to a final, non-appealable order; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues un-discharged or un-stayed for a period of 61 days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall admit in writing that it is unable to pay its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;
(iii) the Company is a party to any agreement memorializing (1) the consummation of any transaction or event (whether by means of a share exchange or tender offer applicable to the ordinary shares, a liquidation, consolidation, recapitalization, reclassification, combination or merger of the Company or a sale, lease or other transfer of all or substantially all of the consolidated assets of the Company) or a series of related transactions or events pursuant to which all of the outstanding ordinary shares of the Company are exchanged for, converted into or constitute solely the right to receive, cash, securities or other property, (2) a consolidation or merger in which the Company is not the surviving corporation, or (3) a sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets of the Company to another person or entity not affiliated with or under the control of the Company (each of (1), (2) and (3) a “Change in Control”) unless in connection with such Change in Control, the outstanding balance of all Pre-Paid Advances hereunder, and any other amounts owed will be paid in full or the Investor consents to such Change in Control;
(iv) the Company's (A) failure to deliver the required number of Common Shares to the Investor (I) before the applicable Share Delivery Date, or (II) in the instance of a delay due to extenuating circumstances not attributable to the Company, no later than the end of the Business Day immediately following the Share Delivery Date, or (B) notice, written or oral, to the Investor, including by way of public announcement, at any time, of its intention not to comply with a Purchase Notice;
(v) The Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within five (5) Business Days after such payment is due;
(vi) the Company or any subsidiary of the Company shall default in any of its obligations under any debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or whether or not secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any subsidiary of the Company in an amount exceeding $5,000,000, whether such indebtedness now exists or shall hereafter be created and such default is not cured within five (5) Business Days;
(vii) the Common Shares shall cease to be quoted or listed for trading, fail to have a bid price or VWAP, or fail to maintain a trading market on any Primary Market or otherwise have been suspended or delisted by the SEC, the Nasdaq, or FINRA;
(viii) an Event of Default or material breach by the Company under this Agreement or the Standby Equity Purchase Agreement (the “SEPA”) dated as of May 10, 2022 between the Company and the Investor; or
(ix) the Company shall fail to observe or perform any material covenant, agreement or warranty contained herein.
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During the time that any portion of one or more Pre-Paid Advances are outstanding, if any Event of Default has occurred, the full amount outstanding under the Pre-Paid Advances and the Redemption Premium, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Investor's election given by notice pursuant to Article XI, immediately due and payable in cash. Furthermore, in addition to any other remedies, the Investor shall have the right (but not the obligation) to submit Purchase Notices (and Advances hereunder) (subject to the limitations set out in Section 3.01(b) at any time after (x) an Event of Default or (y) the Maturity Date at the Purchase Price. The Investor need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind (other than required notice of purchase) and the Investor may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Investor at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
Article III. Investor’s Advances
Section 3.01 Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Investor, at its sole discretion, shall have the right, but not the obligation (except to the extent required by Section 3.01(a)(iv) hereof), to purchase from the Company, and the Company shall issue and sell to the Investor, Common Shares by the delivery to the Company of Purchase Notices as provided herein.
(a) Purchase Notice. At any time during the Commitment Period, provided that there is an outstanding balance under a Pre-Paid Advance, the Investor may, by providing written notice to the Company in the form set forth herein as Exhibit A attached hereto (a “Purchase Notice”) require the Company to issue and sell Shares to the Investor, in accordance with the following provisions:
(i) The Investor shall, in each Purchase Notice, select the amount of the Advance, in its sole discretion, and the timing of delivery; provided that the amount of the Advance shall not exceed the outstanding balance owed under all Pre-Paid Advances on the date of delivery of the Purchase Notice or result in the Investor exceeding the Advance Limitations set forth in Section 3.01(b) hereof.
(ii) Each Purchase Notice shall be delivered in accordance with the instructions set forth at the bottom of Exhibit A.
(iii) Each Purchase Notice shall set forth the amount of the Advance requested, the number of Shares to be purchased by the Investor, the Market Price, the Purchase Price (along with a report by Bloomberg, L.P. indicating the relevant VWAP used in calculating the Purchase Price), the aggregate amount of accrued and unpaid interest of the Pre-Paid Advance as of the Purchase Notice Date that shall be offset by the issuance of Shares, the aggregate amount of the Pre-Paid Advance as of the Purchase Notice Date that shall be offset by the issuance of Shares, and the total amount of the Pre-Paid Advance that shall be outstanding following the Closing of the Advance.
(iv) So long as the Equity Conditions have been satisfied, the Investor shall issue Purchase Notices for an aggregate amount of at least $1.0 million per calendar week.
(b) Advance Limitations.
(i) Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares the Investor currently beneficially owns. In no event shall the number of Common Shares issuable to the Investor pursuant to an Advance cause the aggregate number of Common Shares beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) by the Investor and its affiliates (on an aggregated basis) to exceed 9.99% of the then outstanding voting power or number of Common Shares (the “Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but no later than the next business day on which the transfer agent for the Common Shares is open for business) confirm orally or in writing to the Investor the number of Common Shares then outstanding.
(ii) Exchange Limitation. In no event shall an Advance cause the number of Shares to exceed the Exchange Cap, to the extent applicable.
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(iii) Volume Limitation. The aggregate amount of Advances requested in Purchase Notices issued on any given Trading Day shall not exceed a maximum of 20% of the aggregate trading volume (during regular trading hours) during the preceding five Trading Days, provided however, this limitation shall not apply with respect to any Purchase Notices where the Purchase Price is based on the Fixed Price.
(c) Company’s Obligations to Deliver Common Shares to Investor. On or before the third (3rd) Business Day following the date of receipt of a Purchase Notice (the “Share Delivery Date”), the Company shall (X) if legends are not required to be placed on certificates of Common Stock and provided that the Transfer Agent is participating in The Depository Trust Company's (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Investor shall be entitled to the Investor's or its designee's balance account with DTC through its Deposit/Withdrawal at Custodian (DWAC) system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Purchase Notice, a certificate, registered in the name of the Investor or its designee, for the number of shares of Common Stock to which the Investor shall be entitled which certificates shall not bear any restrictive legends unless required pursuant to rules and regulations of the Commission. The Person or Persons entitled to receive the shares of Common Stock issuable hereunder shall be treated for all purposes as the record Investor or holders of such shares of Common Stock upon the transmission of a Purchase Notice.
(d) Company's Failure to Timely Delivery Shares. If within three (3) Trading Days after the Company's receipt of a copy of a Purchase Notice the Company shall fail to issue and deliver a certificate to the Investor or credit the Investor's balance account with DTC for the number of shares of Common Stock to which the Investor is entitled pursuant to such Purchase Notice (a “Delivery Failure”), and if on or after such date the Investor purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of any sale made by the Investor in reliance on the Purchase Notice and the timely delivery of Shares thereunder (such purchase, a “Buy-In”, provided that the number of shares purchased shall not exceed the number of shares specified in the applicable Purchase Notice), then the Company shall, within three (3) Business Days after the Investor's request and in the Investor's discretion, either (i) pay cash to the Investor in an amount equal to the Investor's total purchase price (including brokerage commissions and other reasonable and documented out of pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Investor a certificate or certificates representing such Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Nasdaq Official Closing Price on the Purchase Notice Date.
(e) Book-Entry. The Investor and the Company shall maintain records showing the outstanding balance of the Pre-Paid Advances (as well as the number of shares issued pursuant to Purchase Notices).
(f) Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s delivery of a valid Purchase Notice the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Purchase Notice in accordance with the terms of this Agreement and (i) subject to Applicable Laws and (ii) subject to Section 4.09 (Trading Activities), the Investor may sell such Shares.
(g) The Investor shall use commercially reasonable efforts to sell any Common Shares received (or otherwise held) from the Company hereunder.
(h) Compulsory Advances. Each of the following provisions is subject to the satisfaction of the Equity Conditions:
(i) If the Market Price as of the Trading Day the Company delivers any Compulsory Advance is greater than or equal to the Fixed Price of any outstanding Pre-Paid Advance, the Company shall have the right to cause the Investor to submit Purchase Notices to the Company (each, a “Compulsory Advance”) with respect to such outstanding Pre-Paid Advance of a maximum of 20% of the aggregate trading volume (during regular trading hours) during the preceding five Trading Days, but no greater than $15 million; or
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(ii) If the Market Price as of the Trading Day the Company delivers any Compulsory Advance is less than the Fixed Price of any outstanding Pre-Paid Advance, the Company shall have the right to cause the Investor to submit Compulsory Advances to the Company with respect to such outstanding Pre-Paid Advance of a maximum of 20% of the aggregate trading volume (during regular trading hours) during the preceding five Trading Days, but no greater than $7.5 million.
With respect to Section 3.01(h), the amount of any Compulsory Advance shall be reduced by the amount of any Advances or prior Compulsory Advances during the applicable five Trading Day period, and each Compulsory Advance shall be at least 5 Trading Days after the previous Compulsory Advance. The Company shall have the right to affect a Compulsory Advance by delivering written notice to the Investor on any Trading Day between the hours of 4:01 p.m. (i.e., immediately after regular trading hours on Nasdaq) and 11:59 p.m., in which case a Purchase Notice corresponding to the Compulsory Advance shall be deemed delivered to the Company on the following Trading Day.
Section 3.02 Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on or after each Purchase Notice Date in accordance with the procedures set forth below:
(a) Promptly after receipt of a Purchase Notice with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Purchase Notice) by crediting the Investor’s account or its designee’s account at The Depository Trust Company through its Deposit/Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Purchase Notice by offsetting the amount of the aggregate purchase price of the Shares to be paid by Investor against an equal amount outstanding under a Pre-Paid Advance (first towards accrued and unpaid interest, and then towards outstanding principal as shown in such Purchase Notice). No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).
(b) In connection with each Closing, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement or the SEPA in order to implement and effect the transactions contemplated herein.
Section 3.03 Hardship.
(a) In the event the Investor sells Common Shares of the Company after delivery of a Purchase Notice and the Company fails to perform its obligations as mandated in Section 3.01(c), (d) and (e), the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article VI hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
(b) In the event the Company receives a Purchase Notice and the Investor fails to perform its obligations as mandated in Section 3.01(c), (d) and (e), the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article VI hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and
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expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
Section 3.04 Completion of Sales Pursuant to the Registration Statement. The Company will be under no further obligation to maintain the effectiveness of the Registration Statement after the earlier to occur of (a) the date on which the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement (Investor agrees to notify the Company when all subsequent resales are completed), (b) the 180th day following the date on which the Investor has purchased the full Commitment Amount, or (c) the 180th day following the termination of this Agreement in accordance with its terms.
Article IV. Representations and Warranties of Investor
The Investor hereby makes the following representations, warranties and covenants to the Company:
Section 4.01 Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, including all transactions contemplated, and to purchase or acquire Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor or its shareholders. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.
Section 4.02 Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.
Section 4.03 No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.
Section 4.04 Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business.
Section 4.05 Accredited Investor. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D.
Section 4.06 Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if
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any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.
Section 4.07 Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
Section 4.08 No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) hedging transaction, which establishes a net short position with respect to the Common Shares that remains in effect as of the date of this Agreement.
Section 4.09 Trading Activities. The Investor’s trading activities with respect to the Common Shares shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market. Neither the Investor nor its affiliates has any open short position in the Common Shares, nor has the Investor entered into any hedging transaction that establishes a net short position with respect to the Common Shares, and the Investor agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales or hedging transactions with respect to the Common Shares; provided that the Company acknowledges and agrees that upon delivery of a Purchase Notice the Investor has the right to sell (a) the Shares to be issued to the Investor pursuant to the Purchase Notice prior to receiving such Shares, or (b) other Common Shares sold by the Company to Investor pursuant to this Agreement and which the Company has continuously held as a long position.
Article V. Representations and Warranties of the Company
Except as set forth in the SEC Documents, or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the date hereof, each Purchase Notice Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:
Section 5.01 Organization and Qualification. Each of the Company and its Subsidiaries (as defined below) is an entity duly organized and validly existing under the laws of their respective jurisdiction of organization, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”
Section 5.02 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without
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limitation, the issuance of the Common Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders. This Agreement, and the other Transaction Documents to which it is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
Section 5.03 Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Purchase Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.
Section 5.04 No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
Section 5.05 SEC Documents; Financial Statements. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within two years preceding the date hereof or amended after the date hereof, or filed after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act (including any Registration Statements filed hereunder), being hereinafter referred to as the “SEC Documents”). The Company has made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates (or, with respect to any filing that has been amended or superseded, the date of such amendment or superseding filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 5.06 Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the
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Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.
Section 5.07 Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. Each Registration Statement and the offer and sale of Shares as contemplated hereby, if and when filed, will meet the requirements of Rule 415 under the Securities Act and shall comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus.
Section 5.08 No Material Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Purchase Notice Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.
Section 5.09 Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.
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Section 5.10 Equity Capitalization. As of the date hereof, the authorized capital of the Company consists of 510,000,000 shares of capital stock, of which 500,000,000 shares are designated common stock, par value $0.0001 per share, and 10,000,000 shares are undesignated preferred stock. As of the date hereof, the Company had 269,422,450 shares of common stock outstanding and no shares of preferred stock outstanding.
The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “GOEV.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.
Section 5.11 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no material claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and, except as would not cause a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.
Section 5.12 Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.
Section 5.13 Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
Section 5.14 Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) have indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
Section 5.15 Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.
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The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
Section 5.16 Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.
Section 5.17 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Documents as and when required.
Section 5.18 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
Section 5.19 Tax Status. Except as would not have a Material Adverse Effect, each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as would not have a Material Adverse Effect, the Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.
Section 5.20 Certain Transactions. Except as disclosed in the SEC Documents or as not required to be disclosed pursuant to Applicable Laws, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.
Section 5.21 Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.
Section 5.22 Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.
Section 5.23 Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of
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Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.
Section 5.24 Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.
Section 5.25 Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.
Section 5.26 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus will be made or reaffirmed without a reasonable basis or will be disclosed other than in good faith.
Section 5.27 Compliance with Laws. The Company and each of its Subsidiaries are in compliance with Applicable Laws; the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary, has not complied with Applicable Laws, or could give rise to a notice of non-compliance with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect on the business of the Company or the business or legal environment under which the Company operates.
Section 5.28 Sanctions Matters. Neither the Company nor any of its Subsidiaries (collectively, the “Entity”), nor any director, officer of the Company nor, to the knowledge of the Company, any employee, agent, affiliate or representative of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Cuba, Iran, North Korea, Sudan and Syria (the “Sanctioned Countries”)). The Entity will not, directly or, to its knowledge, indirectly, use the proceeds from the sale of Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, the Entity has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.
Article VI. Indemnification
The Investor and the Company represent to the other the following with respect to itself:
Section 6.01 Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of
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action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.
Section 6.02 Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.
Section 6.03 Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article VI except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable
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third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.
Section 6.04 Remedies. The remedies provided for in this Article VI are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article VI shall survive expiration or termination of this Agreement for a period of three years. Notwithstanding anything to the contrary under this Agreement or Applicable Laws, no party shall be entitled to any indemnification pursuant to this Article VI (other than claims for any damages resulting from fraud) until the aggregate amount of all such damages that would otherwise be indemnifiable to such party equals or exceeds $25,000 (the “Basket”), at which time such party shall be entitled to indemnification for the full amount of all damages (including all damages incurred prior to exceeding the Basket).
Section 6.05 Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.
Article VII.
Additional Covenants
The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Article X pursuant to and in accordance with Article X:
Section 7.01 Registration Statement.
(a) The Registration Statement. The Company has filed, in accordance with the provisions of the Securities Act and the rules and regulations thereunder, with the SEC a shelf registration statement on Form S-3 (File Number 333-264842) (the “Initial Registration Statement”) including a base prospectus, with respect to the issuance and sale of securities by the Company, including Common Shares, which contains, among other things a Plan of Distribution section disclosing the methods by which the Company may sell the Common Shares. The Initial Registration Statement was declared effective on May 18, 2022 and remains in effect on the date hereof. Except where the context otherwise requires, the Initial Registration Statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC pursuant to Rule 424(b) under the Securities Act or deemed to be a part of the Initial Registration Statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.”
(b) Initial Disclosure. Promptly after the date hereof (and prior to, or simultaneously with the Company delivering a Request to the Investor hereunder), the Company shall file with the SEC a report on
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Form 8-K or such other appropriate form as determined by counsel to the Company, relating to the transactions contemplated by this Agreement and a preliminary Prospectus Supplement pursuant to Rule 424(b) of the Securities Act disclosing all information relating to the transaction contemplated hereby required to be disclosed therein and an updated Plan of Distribution, including, without limitation, the name of the Investor, the number of Shares being offered hereunder, the terms of the offering, the purchase price of the Shares, and other material terms of the offering, and any other information or disclosure necessary to register the transactions contemplated herein (collectively, the “Initial Disclosure”) and shall provide the Investor with 24 hours to review the Initial Disclosure prior to its filing. Promptly, and in any event no later than two days after each Purchase Notice Date, the Company shall file with the SEC a Prospectus Supplement pursuant to Rule 424(b) of the Securities Act disclosing all information relating to the particular Advance to be disclosed therein, including, without limitation, the number of Shares offered and the purchase price of the Shares, and other material terms of the particular offering, and any other information or disclosure necessary to register the Shares issued pursuant to such Advance.
(c) Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement with respect to the Shares at all times there are outstanding Pre-Paid Advances. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.
(d) Filing Procedures. Not less than one business day prior to the filing of a Registration Statement and not less than one business day prior to the filing of any related amendments and supplements to any Registration Statement (except for any amendments or supplements caused by the filing of any annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any similar or successor reports), the Company shall furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those filed pursuant to Rule 424 promulgated under the Securities Act) will be subject to the reasonable and prompt review of the Investor (in each of which cases, if such document contains material non-public information as consented to by the Investor pursuant to Section 7.18, the information provided to Investor will be kept strictly confidential until filed and treated as subject to Section 7.07). The Investor shall furnish comments on a Registration Statement and any related amendment and supplement to a Registration Statement to the Company within 24 hours of the receipt thereof. If the Investor fails to provide comments to the Company within such 24-hour period, then the Registration Statement, related amendment or related supplement, as applicable, shall be deemed accepted by the Investor in the form originally delivered by the Company to the Investor.
(e) Delivery of Final Documents. The Company shall furnish to the Investor without charge, (i) at least one copy of each Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) at the request of the Investor, at least one copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents as the Investor may reasonably request from time to time in order to facilitate the disposition of the Common Shares owned by the Investor pursuant to a Registration Statement. Filing of the forgoing with the SEC via its EDGAR system shall satisfy the requirements of this Section.
(f) Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period.
(g) Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests,
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(ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this 0, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
Section 7.02 Listing of Common Shares. As of each Purchase Notice Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.
Section 7.03 Opinion of Counsel. Prior to the date of the delivery by the Company of the first Request, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.
Section 7.04 Exchange Act Registration. The Company will use commercially reasonable efforts to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.
Section 7.05 Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) cause legal counsel for the Company to deliver to the transfer agent for the Common Shares (with a copy to the Investor) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law.
Section 7.06 Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.
Section 7.07 Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations disclosed in the SEC Documents, receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law; (v) the Company’s reasonable determination that a post-effective amendment to the Registration
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Statement would be appropriate and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus; (vi) the Common Shares shall cease to be authorized for listing on the Principal Market; or (vii) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act. The Investor shall not deliver to the Company any Purchase Notice, and the Company shall not sell any Shares pursuant to any pending Purchase Notice, during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (vii), inclusive, a “Material Outside Event”).
Section 7.08 Market Activities. The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company under Regulation M of the Exchange Act.
Section 7.09 Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, or (vii) filing fees of the SEC and the Principal Market.
Section 7.10 Current Report. The Company shall, not later than 9:00 a.m., New York City time, on the first business day after the date of this Agreement, file with the SEC a Current Report on Form 8-K disclosing the execution of this Agreement by the Company and the Investor (including any exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the SEC and shall give due consideration to all such comments. From and after the filing of the Current Report with the SEC, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares under the Registration Statement.
Section 7.11 Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement, and in accordance with the terms and conditions of this Agreement.
Section 7.12 Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws.
Section 7.13 Selling Restrictions. (i) Except as expressly set forth below, the Investor covenants that from and after the date hereof through and including the Trading Day next following the expiration or termination of this Agreement as provided in Section 10.01 (the “Restricted Period”), none of the Investor any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) engage in any hedging transaction, which establishes a net short position with respect to the Common Shares, with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of Common Shares equal to the number of Shares that such
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Restricted Person is unconditionally obligated to purchase under a pending Purchase Notice but has not yet received from the Company or the Transfer Agent pursuant to this Agreement (which such sales may be coded as “short exempt” by broker-dealers executing sell orders on behalf of the Investor).
Section 7.14 Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person.
Section 7.15 No Variable Rate Transactions. Except with respect to the Investor (including the Standby Equity Purchase Agreement with YA II PN, Ltd., dated May 10, 2022), the Company shall not effect or enter into an agreement to effect any Variable Rate Transaction for so long as any Pre-Paid Advance is outstanding, unless any outstanding Pre-Paid Advance will be fully repaid in connection with such transaction.
Section 7.16 Material Non-Public Information. The Company covenants and agrees that, other than as expressly required by Section 7.01(d) hereof, or, with the Investor’s consent pursuant to Section 7.18, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act, or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public within a reasonable time period thereafter, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review.
Section 7.17 Reservation of Common Shares; Shareholder Vote. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance under this Agreement, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Investor, not less than such number of shares of the Common Stock as shall be issuable under the Pre-Paid Advances. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable. If at any time that there are outstanding Pre-Paid Advances and the Company has insufficient (i) authorized but unissued Common Shares or (ii) Common Shares to issue pursuant to the Exchange Cap, in each case, in order to satisfy the outstanding Pre-Paid Advances in full, then the Company shall, within 45 days of written notice from the Investor, call and hold a meeting of its shareholders (or take action by written consent) for the purpose of, as applicable, (y) amending the Company’s charter to increase the number of authorized but unissued Common Shares and/or (z) approving the issuance of Common Shares pursuant to Advances in excess of the maximum number of shares that are permitted to be issued in accordance with the rules and regulations of the Principal Market. Any shareholder proposals submitted in accordance with the forgoing shall seek authorization of any amount not less than two times the then-existing outstanding Pre-Paid Advances calculated using the VWAP of the Common Shares at the time such proposals are submitted to the shareholders for a vote.
Section 7.18 Prohibited Indebtedness. The Company shall not, and will not permit any of its subsidiaries to directly or indirectly, enter into or incur any indebtedness or obligations evidenced by notes, bonds, debentures, letter of credit, or other similar instruments (collectively, “Indebtedness”) with any officer, director, related party, or affiliate unless: (A) the repayment of such Indebtedness has been fully subordinated to the payment of any current or future Pre-Paid Advances on terms and conditions acceptable to the Investor, (B) such Indebtedness does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of current or future Pre-Paid Advances; and (C) such Indebtedness is not secured by any assets of the Company or its subsidiaries.
Article VIII.
Non-Exclusive Agreement
Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.
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Article IX.
Choice of Law/Jurisdiction
This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.
Article X. Termination
Section 10.01 Termination.
(a) Unless earlier terminated as provided hereunder, the Commitment Period shall terminate automatically on the earliest of (i) the first day of the month next following the 18-month anniversary of the date hereof or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount. This Agreement shall remain in effect so long as any amounts are due and owing by the Company to the Investor on any Pre-Paid Advance.
(b) The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Purchase Notices, (ii) there are no outstanding Pre-Paid Advances which have not be fully repaid, and (iii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.
(c) Nothing in this Section 10.01 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article VI shall survive termination hereunder.
Article XI. Notices
Other than with respect to Purchase Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01, any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) 5 days after being sent by U.S. certified mail, return receipt requested, (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications (except for Purchase Notices which shall be delivered in accordance with Exhibit A hereof) shall be:
If to the Company, to:	Canoo Inc.
19951 Mariner Avenue
Torrance, California 90503
	Attention:	[****]
	Email:	[****]

With a copy to (which shall not constitute notice or delivery of process) to:	Canoo Inc.
19951 Mariner Avenue
Torrance, California 90503
	Attention:	[****]
	Email:	[****]

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If to the Investor(s):	YA II PN, Ltd.
1012 Springfield Avenue
Mountainside, NJ 07092
	Attention:	[****]
[****]
	Telephone:	[****]
	Email:	[****]

With a Copy (which shall not constitute notice or delivery of process) to:	[****]
1012 Springfield Avenue
Mountainside, NJ 07092
	Telephone:	[****]
	Email:	[****]
Either may change its information contained in this Article XI by delivering notice to the other party as set forth herein.
Article XII. Miscellaneous
Section 12.01 Reimbursement of Fees, Costs and Expenses. If an Event of Default has occurred, then the Company shall reimburse the Investor promptly for all reasonable and documented out-of-pocket fees, costs and expenses, including, without limitation, reasonable and documented attorneys’ fees and expenses incurred by the Investor in any action in connection with this Agreement, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Investor’s rights, remedies and obligations, (ii) collecting any sums which become due to the Investor in accordance with the terms of this Agreement, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Investor.
Section 12.02 Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Agreement.
Section 12.03 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.
Section 12.04 Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.
Section 12.05 Structuring and Due Diligence Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay to YA Global II SPV, LLC, a subsidiary of the Investor, a structuring fee in the amount of $10,000 on the date hereof.
Section 12.06 Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.
Section 12.07 THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
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LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.
COMPANY: CANOO INC.

By:	/s/ Tony Aquila
Name:	Tony Aquila
Title:	Executive Chairman and CEO
INVESTOR: YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

	By:	/s/ Matt Beckman
	Name:	Matt Beckman
	Title:	Member
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Annex B-3

October 5, 2022
Ladies and Gentlemen:
Reference is made to the Pre-Paid Advance Agreement entered into on July 20, 2022 (the “PPA”) between Canoo Inc., a Delaware corporation (the “Issuer”), and YA II PN, Ltd. (the “Investor”). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the PPA.
On August 8, 2022, the Issuer entered into the Equity Distribution Agreement (the “Equity Distribution Agreement”) with Evercore Group L.L.C. (“Evercore”) and H.C. Wainwright & Co., LLC (“H.C. Wainwright” and collectively with Evercore, the “Managers”) pursuant to which the Issuer may issue and sell through or to the Managers, as sales agents and/or principals, shares of the Issuer’s common stock, $0.0001 par value per share (the “Common Stock”) having an aggregate offering price of up to $200,000,000, from time to time.
The parties hereby agree as follows:
Pursuant to Section 1.55 of the PPA, the Issuer is permitted to enter into an “at the market offering” or other continuous offering or similar offering of Common Stock; however, the Issuer shall not be permitted to execute any transactions under such agreement unless (i) the Market Price is below the Floor Price, or (ii) there is no balance outstanding under all prior Pre-Paid Advances.
The parties hereby agree that the Issuer shall be permitted to submit sales orders, and consummate sales pursuant to such orders, in respect of shares of Common Stock under the Equity Distribution Agreement beginning on the date hereof for so long as the Issuer pays to the Investor the sum of $1.0 million per calendar week (to be applied in the following order: first, to the Redemption Premium, second to accrued interest and third to the outstanding balance) toward the balance outstanding under prior Pre-Paid Advances commencing on October 10, 2022 and continuing each Monday thereafter (or if any such date is not a Business Day then such payment shall be due on the next Business Day) until there is no balance outstanding under prior Pre-Paid Advances; provided, however, that the Investor shall have the sole and exclusive right to waive any payment by delivering written notice to the Issuer prior to each payment date.
Any failure to make a timely payment hereunder shall automatically and without any action by the Investor result in the reinstatement of the restrictions set forth in Section 1.55 of the PPA and shall be deemed an Event of Default under the PPA. Upon the Investor’s failure to make a timely payment hereunder, the Investor shall immediately notify the Managers to suspend sales under the Equity Distribution Agreement.
Nothing in this letter agreement is intended to amend or modify the Investor’s right to effect Advances at its sole discretion pursuant to Purchase Notices on the prior Pre-Paid Advances, even during the period that the Issuer is obligated to make the payments hereunder.
[Signature page follows.]
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IN WITNESS WHEREOF, each of the Investor and Issuer has executed or caused this letter agreement to be executed by its duly authorized representative as of the date set forth above.
INVESTOR:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

By:
Name:

ISSUER:

CANOO INC.

By:	/s/ Hector Ruiz
Name:	Hector Ruiz
Title:	General Counsel
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Annex B-4
SUPPLEMENTAL AGREEMENT
This Supplemental Agreement (the “Agreement”), dated as of November 9, 2022, is entered into by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), CANOO, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Pre-Paid Advance Agreement (as defined below).
BACKGROUND
(A) On July 20, 2021, the parties entered into that Pre-Paid Advance Agreement (the “Pre-Paid Advance Agreement”) pursuant to which the Company may, provided that the conditions precedent to a Pre-Paid Advance set forth in Section 2.02 are then satisfied, request a Pre-Paid Advance in an amount not to exceed the Maximum Advance Amount from the Investor by providing a written Request.
(B) Pursuant to this Agreement, the parties desire to supplement the terms and conditions of the Pre-Paid Advance Agreement in respect of a Request for a Pre-Paid Advance in the amount of $21,300,000 (the “Third Request”) to be provided by the Company to the Investor concurrently with the execution of this Supplemental Agreement.
(C) Reference is made to the letter agreement entered into between the parties on October 5, 2022 (the “Letter Agreement”) regarding the ability of the Company to submit sales orders, and consummate sales pursuant to the August 8, 2022 Equity Distribution Agreement (the “Equity Distribution Agreement”) entered into by an among the Company, Evercore Group L.L.C. and H.C. Wainwright & Co. LLC, and payments to be made by the Company to the Investor toward the balance outstanding under prior Pre-Paid Advances.
(D) As of the date hereof, the outstanding principal balance on the Pre-Paid Advance in the amount of $40,000,000 made on August 26, 2022 (the “Second Pre-Paid Advance”) is $5,000,000, plus accrued and unpaid interest thereon in the amount of $6,164.38 (as of November 9, 2022).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:
1. Third Pre-Paid Advance Amount
1.1. The Company has requested, and the Investor has agreed to, a third Pre-Paid Advance in the amount of $21,300,000 (the “Third Pre-Paid Advance”). The Third Pre-Paid Advance shall be governed by the terms and conditions of the Pre-Paid Advance Agreement, except as set forth in this Agreement. Solely with respect to the Third Pre-Paid Advance, the parties hereby agree as follows:
(a) The Pre-Advance Date in respect to the Third Pre-Paid Advance shall be November 10, 2022.
(b) The Purchase Price shall mean the lower of (a) a price per share equal to 110% of the VWAP on the Trading Day immediately prior to the Pre-Advance Date of the Third Pre-Paid Advance (the “Fixed Price”), or (b) 95% of the lowest daily VWAP during five Trading Days immediately preceding each Purchase Notice Date, but not lower than the Floor Price.
(c) The following provisions solely with respect to the Third Pre-Paid Advance shall replace Section 2.03(c) (Triggering Date) of the Pre-Paid Advance Agreement:
Triggering Date. Upon (a) an Event of Default, (b) any failure by the Company to observe or perform any material covenant, agreement or warranty contained in (i) the Pre-Paid Advance Agreement, (ii) the Letter Agreement, (iii) this Agreement, (including the strict adherence with the dates set forth in Section 1.3 hereof) or (iv) any other agreement between the parties hereto or (c) if, any time after February 1, 2023, and from time to time thereafter, (i) the VWAP is less than the Floor Price for at least five (5) Trading Days during a period of seven (7) consecutive Trading Days, or (ii) the Company has issued substantially all of the Common Shares available under the Exchange Cap (the last such day of each such occurrence, a “Triggering Date”), then the Company shall repay the full unpaid principal amount outstanding under the Third Pre-Paid Advance, plus the Redemption
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Premium in respect of such amount, and all accrued and unpaid interest in respect of the Third Pre-Paid Advance on the 10th calendar day after the Triggering Date.
(d) Section 3.01(a)(iv) of the Pre-Paid Advance Agreement shall not apply in respect of the Third Pre-Paid Advance.
(e) Section 3.01(h) of the Pre-Paid Advance Agreement shall not apply in respect of the Third Pre-Paid Advance.
(f) The Company hereby agrees to pay the Investor a commitment fee of $1,087,000, which amount shall be deducted by the Investor from the proceeds of the Third Pre-Paid Advance.
1.2 Conditions Precedent.
(a) Solely with respect to the Third Request, the Investor hereby waives the application of the conditions precedent set forth in Section 2.02(d), Section 2.02(i) (solely with respect to the market value requirement), and Section 2.02(k).
(b) The right of the Company to request the Third Pre-Paid Advance, and the obligations of the Investor to advance to the Company the amount of such Pre-Paid Advance shall be subject to the Company having raised at least $10.0 million of equity financing prior to or concurrently with the closing of the Third Pre-Paid Advance.
1.3 Additional Agreements.
(a) The Company shall call and hold an annual or special meeting of its shareholders on or before February 1, 2023, and shall obtain Board of Director approval to file any proxy statement for such meeting on or before November 14, 2022, for the purposes of: (i) obtaining the consent of the shareholders of the Company pursuant to Nasdaq Listing Rule 5635(d) for the issuance of all shares of its Common Stock that could be issued pursuant to the Pre-Paid Advance Agreement (such consent, “Shareholder Approval”), and (ii) obtaining the consent of the shareholders to amend the Pre-Paid Advance Agreement to provide for a Floor Price of $0.50 per share; the recommendation of the Company’s Board of Directors shall be to vote in favor of each such proposal, and the Company shall solicit proxies from its shareholders in connection therewith and management-appointed proxyholders shall vote their proxies in favor of each such proposal. The Company shall file the preliminary proxy relating to such proposals as soon as practicable following receipt of the aforementioned board approval and in no event later than November 21, 2022. Upon Shareholder Approval of the proposals, the Company shall implement the reduction of the Floor Price in respect of the Third Pre-Paid Advance to $0.50 per share.
(b) Notwithstanding the terms of the Letter Agreement, the Investor hereby elects to waive the weekly payment obligation of the Company (including the payment that was due on November 7, 2022, and the payment that would be due on November 14, 2022), provided however, the parties hereby agree that on November 17, 2022, the Company shall pay to the Investor the full outstanding balance under the Second Pre-Paid Advance, including, without limitation, the entire principal balance, plus the Redemption Premium in respect of such amount, and all accrued and unpaid interest.
(c) Notwithstanding the terms of the Letter Agreement, but subject to the Company’s payment obligations set forth in Section 1.3(b) hereof, the Company hereby agrees that it shall not submit sales orders, or consummate any sales pursuant to such orders, pursuant to the Equity Distribution Agreement from the date of this Letter Agreement until the later of (i) November 17, 2022 and (ii) two trading days after the filing by Tony Aquila (CIK: 0001399053) of a Form 4 pursuant to Section 16 of the Exchange Act in connection with the equity financing referred to in Section 1.2(b) hereof (such date, the “ATM Release Date”). Between the ATM Release Date and February 1, 2023, the Investor hereby consents to the Company submitting sales orders, and consummating sales pursuant to such orders, pursuant to the Equity Distribution Agreement until February 1, 2023. Thereafter the Company agrees that the restrictions set forth in Section 1.55 of the Pre-Paid Advance Agreement (regarding the Equity Distribution Agreement) shall be fully reinstated and in full force and effect.
(d) For the avoidance of doubt, any failure by the Company to observe or perform any material covenant, agreement or warranty contained in (i) this Agreement, (ii) the Letter Agreement, or (iii) any other agreement between the parties hereof shall be an Event of Default under the Pre-Paid Advance Agreement.
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2. Representations, Warranties and Covenants.
2.1 Representations and Warranties. Each party represents and warrants to the other as of the date of this Agreement that:
(a) it has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement;
(b) it has taken all necessary corporate actions to authorize the execution, delivery and performance of this Agreement and no further action is required by the it, its Board of Directors or managers or members in connection therewith; and
(c) the obligations assumed by it in this Agreement are legal, valid, and enforceable obligations binding on it in accordance with its terms.
2.2 As soon as possible (and prior to the opening of trading on the Trading Day immediately following the date hereof) the Company shall file with the SEC a report on Form 8-K or such other appropriate form as determined by counsel to the Company, relating to the transactions contemplated by this Agreement and, if deemed necessary, a Prospectus Supplement pursuant to Rule 424(b) of the Securities Act to the Prospectus dated May 19, 2022 and the Prospectus Supplement dated August 26, 2022, disclosing all information relating to the transaction contemplated hereby required to be disclosed therein (collectively, the “Cleansing Disclosure”). From and after the issuance of the Cleansing Disclosure, the Company represents to the Investor that it shall have publicly disclosed all material, non-public information delivered to the Investor by the Company in connection with the transactions contemplated by this Agreement and the Pre-Paid Advance Agreement, and that it shall have made all filings or disclosures as may be necessary to keep the Registration Statement and related Prospectus used in connection with such Registration Statement updated and effective, including, without limitation, the continued use of the Prospectus in connection with the Second Pre-Paid Advance.
2.3 Registration Statement. Promptly after the date hereof, the Company shall prepare and file with the SEC a preliminary Prospectus Supplement pursuant to Rule 424(b) of the Securities Act, and any other filings, reports, supplements, or amendments that may be required as a result of entering into this Agreement, disclosing all information relating to the closing of the Third Pre-Paid Advance required to be disclosed therein and an updated Plan of Distribution, necessary to register the transactions contemplated herein.
2.4 Notwithstanding anything to the contrary set forth in the Pre-Paid Advance Agreement, and in addition to the obligations of the Company therein and herein, the parties hereby agree that an Event of Default shall be deemed to have occurred if, at any time after February 1, 2023, and from time to time thereafter, a condition exists, and shall continue for five consecutive Trading Days, whereby the Company shall be unable to issue Common Shares to the Investor which may be freely resold by the Investor without any limitations or restrictions (other than the limitations set forth in Sections 3.01(b)(i) and 3.01(b)(iii) of the Pre-Paid Advance Agreement), including, without limitation, the occurrence of any of the following:
(i)  a stop order or suspension of the effectiveness of the Registration Statement, or any suspension of the use of the Registration Statement imposed by the Company on the Investor;
(ii)  the happening of any event, a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(iii)  a failure of the Company to file on a timely basis all reports required to be filed with the SEC pursuant to the Exchange Act, or the termination of its status as an issuer required to file reports under the Exchange Act; or
(iv)  a failure of the Company to have a sufficient number of authorized but unissued Common Shares available to satisfy any obligations incurred under the Pre-Paid Advance Agreement, the Letter Agreement, or this Agreement; or
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(v)  a failure by the Company to have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the issuance of the Common Shares to the Investor and the sale of the Common Shares by the Investor, including without limitation, those required by the Principal Market, if any.
2.5 The Company shall reserve at least 30,000,000 of its authorize Common Shares solely for issuance to the Investor under the Pre-Paid Advance Agreement and hereunder.
3. Counterparts and delivery. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.
4. Governing law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Second Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be signed by their duly authorized officers.
COMPANY:

CANOO, INC.

By:	/s/ Tony Aquila
Name:	Tony Aquila
Title:	Executive Chairman and Chief Executive Officer

INVESTOR:

YA II PN, LTD.

By:	Yorkville Advisors Global LP
Its:	Investment Manager
	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

By:	/s/ Matt Beckman
Name:	Matt Beckman
Title:	Member
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## SCAN TO VIEW MATERIALS & VOTE

*CANOO INC.*
*19951 MARINER AVENUE*
*TORRANCE, CALIFORNIA 90503*
*UNITED STATES*

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 01/23/2023 for shares held directly and by 11:59 P.M. ET on 01/19/2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 01/23/2023 for shares held directly and by 11:59 P.M. ET on 01/19/2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**The Board of Directors recommends you vote FOR the following proposals:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice & Proxy Statement is available at www.proxyvote.com

**CANOO INC.**
**Special Meeting of Stockholders**
**January 24, 2023 8:30 a.m. CST**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Tony Aquila, Hector Ruiz and Ramesh Murthy, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CANOO INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:30 a.m. CST at www.virtualshareholdermeeting.com/GOEV2023SM, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, the proxies will vote at their discretion.**

**Continued and to be signed on reverse side**

0000585541_2 R1.0.0.3